EXHIBIT 10.1

                                                               EXECUTION VERSION
                                                               -----------------









                             NOTE PURCHASE AGREEMENT

                          DATED AS OF OCTOBER 29, 2004

                                      AMONG

                             CARRIZO OIL & GAS, INC.
                                   AS COMPANY,

                                 THE PURCHASERS,

                                       AND

                             PCRL INVESTMENTS L.P.,
                             AS THE COLLATERAL AGENT



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                         $28,000,000 Principal Amount of
                      10% Senior Subordinated Secured Notes
                              Due December 15, 2008


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


                                TABLE OF CONTENTS

                                                                                                               Page

ARTICLE I             DEFINITIONS.................................................................................1

ARTICLE II            PURCHASE AND SALE OF THE NOTES..............................................................21
              2.1.    Authorization and Issuance of the Notes.....................................................21
              2.2.    Delivery of the Notes.......................................................................22
              2.3.    Closing.....................................................................................22

ARTICLE III           PROVISIONS OF THE NOTES.....................................................................22
              3.1.    The Notes...................................................................................22
              3.2.    General Provisions as to Payments...........................................................22
              3.3.    Interest....................................................................................25
              3.4.    Interest on Overdue Amounts.................................................................28
              3.5.    Mandatory Redemption........................................................................28
              3.6.    Optional Redemption.........................................................................30
              3.7.    Securities Register.........................................................................31
              3.8.    Lost, Etc. Securities.......................................................................31
              3.9.    Several Obligations; Remedies Independent...................................................32
              3.10.   Notes Not Senior Indebtedness...............................................................32

ARTICLE IV            CONDITIONS PRECEDENT........................................................................32
              4.1.    Purchase of Initial Notes...................................................................32
              4.2.    Certificate of Effectiveness................................................................34
              4.3.    Purchase of Additional Notes................................................................34

ARTICLE V             REPRESENTATIONS AND WARRANTIES OF THE COMPANY...............................................36
              5.1.    Corporate Authority of the Company..........................................................36
              5.2.    Financial Reports...........................................................................37
              5.3.    Title to Mortgaged Properties...............................................................37
              5.4.    Litigation..................................................................................38
              5.5.    Approvals...................................................................................38
              5.6.    Required Insurance..........................................................................38
              5.7.    Licenses....................................................................................38
              5.8.    Adverse Agreements..........................................................................38
              5.9.    Default or Event of Default.................................................................38
              5.10.   Employee Benefit Plans......................................................................38
              5.11.   Investment Company Act......................................................................39
              5.12.   Public Utility Holding Company Act..........................................................39
              5.13.   Regulations X, T and U......................................................................39
              5.14.   Location of Offices and Records.............................................................39
              5.15.   Patriot Act.................................................................................39


              5.16.   Environmental Matters.......................................................................39
              5.17.   Solvency of the Company.....................................................................41
              5.18.   Governmental Requirements...................................................................41
              5.19.   Corporate Authority of the Guarantor........................................................41
              5.20.   Subordinated Note Agreement.................................................................42
              5.21.   Security Agreement..........................................................................42
              5.22.   Closing Date Borrowing Base and Quarterly Reduction.........................................42
              5.23.   Survival of Representations and Warranties..................................................42

ARTICLE VI            AFFIRMATIVE COVENANTS.......................................................................42
              6.1.    Financial Statements; Other Reporting Requirements..........................................42
              6.2.    Notice of Default; Litigation; ERISA Matters................................................44
              6.3.    Maintenance of Existence, Properties and Liens..............................................44
              6.4.    Taxes.......................................................................................45
              6.5.    Compliance with Environmental Laws..........................................................45
              6.6.    Further Assurances..........................................................................46
              6.7.    Financial Covenants.........................................................................46
              6.8.    Operations..................................................................................47
              6.9.    Change of Location..........................................................................47
              6.10.   Employee Benefit Plans......................................................................47
              6.11.   Field Audits; Other Information.............................................................47
              6.12.   Insurance...................................................................................47
              6.13.   Subsidiaries................................................................................48
              6.14.   Disclosure Requirements.....................................................................48
              6.15.   Collateral..................................................................................48
              6.16.   Amendment of Disclosure Schedule............................................................50
              6.17.   Post Closing Requirements...................................................................50
              6.18.   Investment Base Determination and Borrowing Base............................................50

ARTICLE VII           NEGATIVE COVENANTS..........................................................................51
              7.1.    Limitations on Fundamental Changes..........................................................51
              7.2.    Disposition of Assets.......................................................................51
              7.3.    Repurchase of Stock; Dividends..............................................................51
              7.4.    Liens; Negative Pledge......................................................................52
              7.5.    Debts.......................................................................................54
              7.6.    Investments, Loans and Advances.............................................................55
              7.7.    Other Agreements............................................................................57
              7.8.    Transactions with Affiliates................................................................58
              7.9.    Second Priority Liens.......................................................................58
              7.10.   Commodity Transactions......................................................................58
              7.11.   Restriction of Amendments to First Lien Credit Documents....................................58

ARTICLE VIII          DEFAULTS....................................................................................58
              8.1.    Events of Default...........................................................................58
              8.2.    Waivers.....................................................................................60
              8.3.    Notice to Delta Farms Lessors...............................................................61

ARTICLE IX            ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES..............................................61
              9.1.    Acceleration................................................................................61
              9.2.    Amendments..................................................................................61
              9.3.    Preservation of Rights......................................................................62

ARTICLE X             COLLATERAL AGENCY...........................................................................62
              10.1.   Creation of Collateral Agency...............................................................62
              10.2.   Possession and Use of Collateral............................................................62
              10.3.   Additional Collateral.......................................................................62
              10.4.   Releases of Collateral......................................................................63

ARTICLE XI            COLLATERAL AGENT............................................................................63
              11.1.   Appointment; Nature of Relationship.........................................................63
              11.2.   Powers......................................................................................64
              11.3.   General Immunity............................................................................64
              11.4.   No Responsibility for Loans, Recitals, etc..................................................64
              11.5.   Action on Instructions of Holders...........................................................64
              11.6.   Employment of the Collateral Agents and Counsel.............................................65
              11.7.   Reliance on Documents; Counsel..............................................................65
              11.8.   COLLATERAL AGENT'S REIMBURSEMENT AND INDEMNIFICATION........................................65
              11.9.   Notice of Default...........................................................................66
              11.10.  Rights as a Holder..........................................................................66
              11.11.  Holder Decision.............................................................................66
              11.12.  Successor Collateral Agent..................................................................66
              11.13.  Delegation to Affiliates....................................................................67
              11.14.  Execution of Security Documents.............................................................67
              11.15.  Collateral Releases.........................................................................67

ARTICLE XII           SETOFF; RATABLE PAYMENTS....................................................................68
              12.1.   Setoff......................................................................................68
              12.2.   Ratable Payments............................................................................68

ARTICLE XIII          REPRESENTATIONS AND WARRANTIES OF PURCHASERS................................................68
              13.1.   Representations and Warranties of Each Purchaser............................................68

ARTICLE XIV           SUBORDINATION OF NOTES......................................................................69
              14.1.   Subordination of Notes......................................................................69

ARTICLE XV            TRANSFER OF SECURITIES......................................................................69
              15.1.   Restriction on Transfer.....................................................................69
              15.2.   Restrictive Legends.........................................................................70
              15.3.   Notice of Transfer..........................................................................71

ARTICLE XVI           MISCELLANEOUS...............................................................................72
              16.1.   Notices.....................................................................................72
              16.2.   Survival of Agreement.......................................................................73
              16.3.   Successors and Assigns......................................................................73
              16.4.   Expenses of the Holders.....................................................................73
              16.5.   Indemnification.............................................................................74
              16.6.   Third Party Claims..........................................................................76
              16.7.   Governing Law...............................................................................78
              16.8.   Waivers; Amendments.........................................................................79
              16.9.   Independence of Covenants...................................................................79
              16.10.  No Fiduciary Relationship...................................................................79
              16.11.  No Duty.....................................................................................80
              16.12.  Construction................................................................................80
              16.13.  Severability................................................................................80
              16.14.  Counterparts................................................................................80
              16.15.  Confidentiality.............................................................................80
              16.16.  Press Release...............................................................................83
              16.17.  Headings....................................................................................83
              16.18.  Entire Agreement............................................................................83

                                     ANNEXES

Annex A       -     Calculation of Investment Base


                                    EXHIBITS

Exhibit A     -     Form of Note
Exhibit B     -     Form of Certificate Accompanying Financial Statements
Exhibit C     -     Form of Certificate of Effectiveness
Exhibit D     -     Form of Company's Counsel Opinion
Exhibit E     -     Form of Subordinated Note Agreement Amendment
Exhibit F     -     Form of Senior Credit Agreement Amendment
Exhibit G     -     Form of Registration Rights Agreement


                                    SCHEDULES

Schedule 1    -     Disclosure Schedule
Schedule 2    -     Purchaser Information
Schedule 6.17 -     Post Closing Requirements

                            NOTE PURCHASE AGREEMENT

     This NOTE PURCHASE AGREEMENT is dated as of October 29, 2004, and entered into by and among Carrizo Oil & Gas, Inc., a Texas corporation (the "Company"), the purchasers listed on Schedule 2 hereto, (each a "Purchaser" and collectively, the "Purchasers") and PCRL Investments L.P., as Collateral Agent (in such capacity, "Collateral Agent").
                                    RECITALS

     WHEREAS,   the  Company  is  engaged  in  the   exploration,   development,
exploitation  and  production  of  natural  gas  and  crude  oil  (the  "Subject
Business");

     WHEREAS, the Company desires to issue to the Purchasers and the Purchasers, severally and not jointly, desire to purchase from the Company up to $28,000,000 in stated principal amount of its 10% Senior Subordinated Secured Notes due December 15, 2008 in the form of Exhibit A attached hereto (the "Notes"), on the terms and for the consideration provided herein, in each case on the terms and for the consideration provided herein;

     WHEREAS, the proceeds of the Notes shall be used (i) to fund the Company's working capital and (ii) for general corporate purposes;

     WHEREAS, the Company has agreed to secure all of its obligations evidenced by the Notes and this Agreement by granting to the Collateral Agent, for the benefit of the holders of the Notes, a second priority lien and security interest on substantially all of its assets, including a pledge of all of the ownership interests of each of its Subsidiaries (other than its Unrestricted Subsidiaries (as hereinafter defined)); and

     WHEREAS, the Notes and the liens and security interests securing the Notes shall be subordinated, to the extent and in the manner provided in the Subordination Agreement (as hereinafter defined), to the senior credit facility provided to the Company pursuant to the terms of the Senior Credit Agreement (as hereinafter defined).

     NOW THEREFORE, the parties to this Agreement hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

     As used in this Agreement:

     "Act" is defined in Section 5.15.

     "Additional Closing Date" means any one or more dates prior to the second anniversary of the Closing Date upon which all of the conditions precedent set forth in Section 4.3 have been satisfied.

     "Affiliate" means, as to any Person, each other Person that directly or indirectly (through


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

one or more intermediaries or otherwise) controls, is controlled by, or is under common control with, such Person and, for the avoidance of doubt shall include the investment manager of any such Person that is a Fund. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power: (a) to vote 20% or more of the securities or other equity interests (on a fully diluted basis) having ordinary voting power for the election of directors, the managing general partner or partners or the managing member or members or (b) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

     "Agreement" means this note purchase agreement, as it may be amended or modified and in effect from time to time.

     "Annex" refers to an annex attached to this Agreement, unless another document is specifically referenced.

     "Applicable Law" means all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates or orders of any Governmental Authority applicable to the Person in question or any of its assets or property, and all judgments, injunctions, orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party or by which any of its assets or properties are bound.

     "Applicable Period" as defined in Section 16.15.

     "Approved Counterparty" means (i) any Holder, any Affiliate of any Holder, any Bank or any Affiliate of any Bank and (ii) any other Person engaged in the business of writing hedges for commodity or interest rate risk that is acceptable to the Collateral Agent and has, at the time Company or any Guarantor enters into a Hedging Agreement with such Person, a credit rating of A or better from S&P or Baa1 or better from Moody's.

     "Approved Fund" means any Fund that is administered or managed by (a) a Holder, (b) an Affiliate of a Holder or (c) an entity that administers or manages a Holder.

     "Article" means an article of this Agreement unless another document is specifically referenced.

     "Authorized Officer" means, as to any Person, any of its Chairman of the Board, its Chief Executive Officer, its President, its Directors, its Managers (in the case of a limited liability company), or its Chief Financial Officer, acting singly.

     "Bank" means any Person from time to time a party to the Senior Credit Agreement as a lender and "Banks" means all Banks.

     "Bloomberg" means Bloomberg Financial Markets.

     "Board" means the board of directors of the Company.

     "Borrowing Base" means, individually and collectively, the "Facility A Borrowing Base


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Amount" and the  "Facility B  Borrowing  Base  Amount" as such terms are defined from time to time in the Senior Credit Agreement (or as such similar terms or the term "Borrowing Base" is defined in any replacement Senior Credit Agreement) unless all of the Obligations under the Senior Credit Documents have been paid in full and all commitments under the Senior Credit Agreement have been terminated and no replacement Senior Credit Agreement is in effect in which event "Borrowing Base" shall be an amount determined by the Majority Holders as of May 1 and November 1 of each year based on the most recent Engineering Report delivered pursuant to Section 6.1(f) and Section 6.1(h), respectively unless such Engineering Reports have not been requested by the Collateral Agent or the Majority Holders, in which event the "Borrowing Base" shall be an amount determined by the Majority Holders based on the Company's most recently filed Commission Reports.

     "Business Day" means any day, other than a Saturday, Sunday or day which shall be in the State of Texas or the State of New York a legal holiday or day on which banking institutions are required or authorized to close.

     "Capital Lease" means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

     "Capital Lease Obligations" means any Debt represented by obligations under a Capital Lease.

     "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including, without limitation, partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing.

     "CCBM" means CCBM, Inc., a Texas corporation.

     "Certificate of Effectiveness" means a Certificate of Effectiveness in the form of Exhibit C attached hereto to be executed by the Company and the Collateral Agent upon the satisfaction of each of the conditions precedent contained in Section 4.1 hereof.

     "Change of Control"  means the  occurrence of any of the following  events:
(i) the Company shall have merged into or consolidated with any other Person, or permitted any other Person to merge into or consolidate with it or sold, leased or sub-leased (as lessor or sub-lessor) or voluntarily transferred or otherwise disposed of all or substantially all of its assets or liquidated, wound-up or dissolved itself (or suffered any liquidation or dissolution in any such case in a transaction that would violate Section 7.1 or 7.2, (ii) any "person" (as such term is used in Sections 13(d) and 14 (d) of the Exchange Act) other than Purchaser or any of its Affiliates or managed accounts is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act; provided that such person shall be deemed to have "beneficial ownership" of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total voting power of the outstanding voting securities of the Company; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such members of the Board or whose nomination for election by the shareholders of the Company, as the case may be, was approved by a vote of at least a majority of the directors of the Company then still in office) cease for any reason to constitute a majority of the Board then in office. Notwithstanding the foregoing, no Change of Control shall be deemed to have occurred pursuant to this Agreement as a result of any other Person becoming the beneficial owner of more than 35% of the total voting power to the extent caused solely by the attribution to that Person of the beneficial ownership of voting power owned by another Person that is not an Affiliate of such Person who is then a party to a customary shareholder's agreement and is a member of a group with such other Person solely because of such shareholders' agreement, a voting agreement, tag along rights and not as a result of the acquisition of securities of the Company by such Person.

     "Change of Control Notice" is defined in Section 3.5(b).

     "Closing Date" means the date upon which all of the conditions precedent set forth in Section 4.1 have been satisfied, and the Company and the Collateral Agent have executed and delivered the Certificate of Effectiveness.

     "Closing  Documents" means the  Subordination  Agreement,  the Subordinated
Note Agreement Amendment, and all other material documents, instruments and agreements executed or delivered by any Restricted Person in connection with, or otherwise pertaining to, the Closing Transactions.

     "Closing Transactions" means the transactions to occur on the Closing Date, including, without limitation (a) the amendment of the Senior Credit Agreement pursuant to the Senior Credit Agreement Amendment, and (b) the amendment of the Subordinated Note Agreement pursuant to the Subordinated Note Agreement Amendment.

     "Collateral" means all property of any kind which is subject to a Lien in favor of Holders (or in favor of the Collateral Agent for the benefit of Holders) or which, under the terms of any Security Document, is purported to be subject to such a Lien.

     "Collateral Agent" has the meaning assigned to such term in the preamble hereto and shall include any successor appointed pursuant to Section XI of this Agreement.

     "Commission" means the United States Securities and Exchange Commission.

     "Commission Reports" means the annual reports, information documents and other reports as are specified in Section 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections.

     "Common Stock" means the common stock, par value $0.01 per share, of the Company or Capital Stock of any other class into which such shares may hereafter have been reclassified or changed.

     "Company" has the meaning ascribed to such term in the preamble hereto and shall include its successors and assigns.

     "Competitor" means (i) any Person who is actively engaged in the Subject Business and (ii) any Affiliate of a Person identified in clause (i) above (it being agreed that an investment firm shall not be deemed to control a Person described in clause (i) above merely as a result of owning a minority interest in such Person if it does not otherwise control such Person).

     "Consolidated" refers to the consolidation of any Person, in accordance with GAAP, with its properly consolidated Subsidiaries. References herein to a Person's Consolidated financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, financial position, financial condition, liabilities, etc. of such Person and its properly consolidated Subsidiaries.

     "Debt" shall mean without duplication: (i) indebtedness for borrowed money;
(ii) the face amounts of all outstanding standby and commercial letters of credit and bankers acceptances, matured or unmatured, issued on behalf of the Company; (iii) guaranties of the Debt of any other Person, whether direct or indirect, whether by agreement to purchase the indebtedness of any other Person or by agreement for the furnishing of funds to any other Person through the purchase or lease of goods, supplies or services (or by way of stock purchase, capital contribution, advance or loan) in each case for the purpose of paying or discharging the Debt of any other Person; and (iv) the present value of all obligations for the payment of rent or hire of property of any kind (real or personal) under leases or lease agreements required to be capitalized under GAAP; provided that (x) in no event shall the Company's obligations under and in connection with any Series B Preferred Stock issued by the Company prior to the Closing Date constitute Debt and (y) any Series B Preferred Stock issued by the Company after the Closing Date shall constitute Debt.

     "Default" means any Event of Default and any default, event or condition which would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Default.

     "Defensible  Title"  shall mean,  with respect to the assets of the Company
(i) the title of the Company to such assets is free and clear of all Liens of any kind whatsoever (except to the extent permitted by the Documents), and (ii) as to those wells for which a "working interest" and a "net revenue interest" are set forth on the Disclosure Schedule (except to the extent disposed of or abandoned in accordance with the Documents), the Company is entitled to receive the percentage of all hydrocarbons produced, saved and marketed from such wells in an amount not less than the net revenue interest set forth therein, without reduction, suspension or termination throughout the duration of the productive life of such wells, and the Company is obligated to bear the percentage of costs and expenses related to the maintenance, development and operation of such wells in an amount not greater than the working interest set forth on the Disclosure Schedule, without increase throughout the productive life of such wells, except increases that also result in a proportionate increase in net revenue interest and as set forth on the Disclosure Schedule.

     "Designated Title Exceptions" is defined in Section 5.3.

     "Disclosure Notice" as defined in Section 16.15.

     "Disclosure Schedule" means Schedule 1 hereto.

     "Disqualified Stock" means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof, in whole or in part, on or prior to the Maturity Date; provided, that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof the rights to require the issuer of such Capital Stock to repurchase or redeem such Capital Stock upon the occurrence of (x) an "asset sale" or a "change of control" that also results in a Change of Control shall not constitute Disqualified Stock or
(y) a "default" or an "event of default" shall not constitute Disqualified Stock; provided further, that in each case with respect to the foregoing clauses
(x) and (y), the obligations of the Company to repurchase or redeem such Capital Stock is required only if permitted under the terms of this Agreement or with the consent of the Majority Holders or such obligations are subordinated to the Indebtedness on terms and conditions reasonably satisfactory to the Majority Holders.

     "Documents" means, collectively, this Agreement, the Subordination Agreement, the Notes, the Registration Rights Agreement, the Security Documents and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets and commitment letters).

     "Dollar", "Dollars" and the sign "$" mean lawful money of the United States of America.

     "EBITDA" means the Company's consolidated earnings before interest expense, income taxes, depreciation, amortization, depletion, oil and gas asset impairment write downs, lease impairment expense, gains and losses from the sale of capital assets, and other non-cash charges; provided that none of the following shall be included in the determination of the EBITDA of the Company:
(i) the earnings (or losses) of any Person which is not a Subsidiary of the Company or is accounted for by the Company by the equity method of accounting,
(ii) any non-cash gains or losses, if any, resulting from the repricing of any stock options issued by the Company, or (iii) any non-cash gains or losses resulting from the application of FASB Statement 133 or the application of ceiling test write-downs made pursuant to Rule 4.10 of Regulation S-X promulgated by the Commission.

     "Eligible Market" means the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market and the NASDAQ SmallCap Market (or any of their respective successors).

     "Engineering Report" means each engineering report, if any, delivered pursuant to Section 6.1(f) or 6.1(h).

     "Environmental Laws" shall mean any federal, state, local or tribal statute, law, rule, regulation, ordinance, code, permit, consent, approval, license, written policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, injunction, consent decree or judgment, or other authorization or requirement whenever promulgated, issued or modified, including the requirement to register underground storage tanks, well plugging and abandonment requirements, and oil and gas waste disposal requirements relating to:

          (i) emissions, discharges, spills, migration, movement, releases or threatened releases of pollutants, contaminants, Hazardous Materials, or hazardous or toxic materials or wastes into or onto soil, land, ambient air, surface water, ground water, watercourses, publicly owned treatment works, drains, sewer systems, wetlands or septic systems;

          (ii) the use, treatment, storage, disposal, handling, manufacturing, transportation, or shipment of Hazardous Materials or hazardous and/or toxic wastes, material, products or by-products containing Hazardous Materials (or of equipment or apparatus containing Hazardous Materials); or

          (iii) otherwise relating to pollution or the protection of human health or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. ss.ss. 9601 et seq., as amended, the Resource Conservation and Recovery Act, 42 U.S.C. ss.ss. 6901 et seq., as amended, the Hazardous Materials
     Transportation Act, 49 U.S.C. ss.ss. 1801 et seq., as amended, the Clean Water Act, 33 U.S.C. ss.ss. 1251 et seq., as amended, the Toxic Substances Control Act, 15 U.S.C. ss.ss. 2601 et seq., as amended, the Clean Air Act, 42 U.S.C. ss.ss. 7401 et seq., as amended, the federal Water Pollution Control Act, 33 U.S.C. ss. 1251 et seq., as amended, the Safe Drinking Water Act, 42 U.S.C. ss.ss. 300f et seq., as amended, the Atomic Energy Act, 42 U.S.C. ss.ss. 2011 et seq., as amended, the Natural Gas Pipeline Safety Act of 1968, 49 U.S.C. ss. 1671 et seq., as amended, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. ss.ss. 136 et seq., as amended, and the Occupational Safety and Health Act, 29 U.S.C. ss.ss. 651 et seq., as amended, and all comparable statutes of the States of Louisiana and Texas, and all comparable local Governmental Requirements in such states, and other environmental, conservation or protection laws in effect in any jurisdiction where any of the Mortgaged Properties of the Company are located.

     "Environmental Liabilities" means with respect to any Person, any and all liabilities, responsibilities, losses, sums paid in settlement of claims, obligations, charges, actions (formal or informal), claims (including, without limitation, claims for personal injury or for property damage), liens, administrative proceedings, damages (including, without limitation, loss or damage resulting from the occurrence of an Event of Default), punitive damages, consequential damages, treble damages, penalties, fines, monetary sanctions, interest, court costs, response and remediation costs, stabilization costs, encapsulation costs, treatment, storage, or disposal costs, groundwater monitoring or environmental sampling costs, other causes of action and any other costs and expenses (including, without limitation, reasonable attorneys', experts', and consultants' fees, costs of investigation and feasibility studies and disbursements in connection with any investigative, administrative or judicial proceeding), whether direct or indirect, known or unknown, absolute or contingent, past, present or future arising under, pursuant to or in connection with any Environmental Law, or any other binding obligation of such Person requiring abatement of pollution or protection of human health and the environment.

     "Environmental Lien" means a Lien in favor of any Governmental Authority for (i) any liability under Environmental Laws or (ii) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Hazardous Materials into the environment.

     "Equity Conditions" means, with respect to a specified issuance of Common Stock, that each of the following conditions is satisfied: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance and such shares will be issued in compliance with
Section 3.2(i); (ii) on and including the date of any Stock Payment Notice to and including the Issue Date to which such Stock Payment Notice relates, the Common Stock shall be listed on an Eligible Market and delisting or suspension by such market or exchange shall not have been threatened either (A) in writing by such market or exchange or (B) by falling below for at least the requisite period the applicable minimum quantative listing maintenance requirements of such market or exchange; (iii) the shares of Common Stock to be issued in payment of any Indebtedness on such date of determination are, to the extent required, approved for listing on an Eligible Market upon issuance; (iv) on any day during an Interest Measuring Period, a Maturity Date Measuring Period and a Voluntary Prepayment Measuring Period, as applicable, the Common Stock shall not have fallen below, for three (3) consecutive Trading Days during any such period, the minimum bid or trading price for any Eligible Market on which the Common Stock is then quoted or listed; (v) on and including the date of any Stock Payment Notice to and including the Issue Date to which such Stock Payment Notice relates, there shall not have occurred a Significant Default or an Event of Default other than a Significant Default or an Event of Default that has been waived or has been cured within the cure period specified in Section 8.1(b);
(vi) on the applicable date of determination either (A) the Registration Statement or Registration Statements contemplated pursuant to the Registration Rights Agreement shall be effective and available for the resale of all of the Registrable Securities in accordance with the terms of the Registration Rights Agreement or (B) all shares of Common Stock issuable in payment of the Indebtedness on the terms permitted under this Agreement shall be eligible for legend removal in accordance with the provisions of Rule 144(k) upon request by the holder thereof and applicable state securities laws; (vii) on any date of determination, if the aggregate number of shares of Common Stock issued to the Holders during the period of six (6) consecutive calendar months immediately preceding such date and then held by the Holders on such date together with the shares of Common Stock to be issued on such date (or with respect to the date of the Stock Payment Notice, proposed to be issued and calculated based on issuance of such shares at the Floor Price or if no Floor Price is specified, at the Volume Weighted Average Price for the applicable Measurement Period as if the date of the Stock Payment Notice was the Issue Date) exceeds one and one-half percent (1.50%) of the Common Stock issued and outstanding on such date, the Company shall have no knowledge of any material fact not previously disclosed to the public that is reasonably likely to cause the Registration Statements required pursuant to the Registration Rights Agreement not to be effective and available for the resale of not less than all of the Registrable Securities in accordance with the terms of the Registration Rights Agreement; (viii) the Company is current in its periodic filing obligations under the Exchange Act and the rules of any Eligible Market on which the Common Stock is then either listed or quoted (determined by including any safe harbors provided by Form 8-K and grace periods pursuant to Rule 12b-25); and (ix) any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 3.2(f) or the rules or regulations of the applicable Eligible Market.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statutes or statute, together with all rules and regulations promulgated with respect thereto.

     "Event of Default" has the meaning given to such term in Section 8.1.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute or law thereto.

     "Exhibit" refers to an exhibit attached to this Agreement, unless another document is specifically referenced.

     "Fiscal Quarter" means a three-month period ending on March 31, June 30, September 30 or December 31 of any year.

     "Floor Price" means, as applicable for any payment of Indebtedness in Common Stock permitted under this Agreement, the minimum Maturity Date Price, Interest Payment Price or Voluntary Redemption Price, if any, specified by the Company in any notice delivered to Collateral Agent and Holders pursuant to Sections 3.3(b), 3.5 or 3.6, respectfully.

     "Floor Price Portion" is defined in Section 3.6.

     "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, debt instruments and similar extensions of credit in the ordinary course of its business.

     "GAAP" shall mean, at any time, accounting principles generally accepted in the United States as then in effect.

     "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Governmental Requirement" shall mean any applicable state, federal or local law, statute, ordinance, code, rule, regulation, order or decree.

     "Guarantors" means CCBM and any other Person who has guaranteed some or all of the Indebtedness and who has been accepted by Collateral Agent as a Guarantor and any Subsidiary of the Company which now or hereafter executes and delivers a Guaranty to Collateral Agent pursuant to Section 6.15.

     "Guaranty" means individually and collectively that certain Commercial Guaranty of even date with this Agreement by CCBM in favor of the Collateral Agent for the ratable benefit of the Holders, as amended and/or restated from time to time and in effect, and any Commercial Guaranty executed after the date of this Agreement by a Subsidiary in favor of the Collateral Agent for the ratable benefit of the Holders, as amended and/or restated from time to time and in effect.

     "Hazardous Materials" means (1) hazardous materials, hazardous wastes, and hazardous substances including, but not limited to, those substances, materials and wastes listed in the United States Department of Transportation Hazardous Materials Table, 49 C.F.R. ss. 172.101, as amended, or listed by the federal Environmental Protection Agency as hazardous substances under or pursuant to 40 C.F.R. Part 302, as amended, or substances, materials, contaminants or wastes which are or become regulated under any Environmental Law, including without limitation, those substances, materials, contaminants or wastes as defined in the following statutes and their implementing regulations: the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801 et seq., as amended, the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq., as amended, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., as amended, the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq., as amended, the Clean Air Act, 42 U.S.C. ss. 7401 et seq., as amended, the federal Water Pollution Control Act, 33 U.S.C. ss. 1251 et seq., as amended, the Occupational Safety and Health Act, 2 U.S.C. ss. 651 et seq., as amended, the Safe Drinking Water Act, 42 U.S.C. ss.300f et seq., as amended and the Natural Gas Pipeline Safety Act of 1968, 49 U.S.C. ss. 1671 et seq., as amended; (2) all substances, materials, contaminants or wastes listed in all comparable statutes of the States of Louisiana and Texas and in comparable local Governmental Requirements in such states; (3) acid gas, sour water streams or sour water vapor streams containing hydrogen sulfide or other forms of sulphur, sodium hydrosulfide and ammonia; (4) Hydrocarbons; (5) natural gas, synthetic gas, and any mixtures thereof; (6) asbestos and/or any material which contains 1% or more, by weight, of any hydrated mineral silicate, including but not limited to chrysotile, amosite, crocidolite, tremolite, anthophylite and/or actinolite, whether friable or non-friable; (7) PCB's, or PCB containing materials or fluids; (8) radon; (9) naturally occurring radioactive material, radioactive substances or waste; (10) salt water and other oil and gas wastes and (11) any other hazardous or noxious substance, material, pollutant, emission, or solid, liquid or gaseous waste.

     "Hedging Agreement" means (a) any interest rate or currency swap, rate cap, rate floor, rate collar, forward agreement, or other exchange or rate protection agreement or any option with respect to any such transaction and (b) any swap agreement, cap, floor, collar, exchange transaction, forward agreement, or other exchange or protection agreement relating to any commodity, including Hydrocarbons, or any option with respect to any such transaction.

     "Highest Lawful Rate" shall mean, on any day, the maximum nonusurious rate of interest permitted for that day by whichever of applicable federal or Texas law permits the higher interest rate, stated as a rate per annum. On each day, if any, that Chapter 303 of the Texas Finance Code, as amended (formerly Tex. Rev. Civ. Stat. Ann. Art. 5069-1D.003) establishes the Highest Lawful Rate, such rate shall be the "indicated (weekly) rate ceiling" (as defined in Chapter 303 of the Texas Finance Code, as amended) for that day.

     "Holder" or "Holders" means each Purchaser (so long as it holds any Notes) and any other holder of any of the Notes.

     "Hydrocarbons" means oil, gas, casing head gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products separated, settled and dehydrated therefrom and all products refined therefrom, including, without limitation, kerosene, liquefied petroleum gas, refined lubricating oils, diesel fuel, drip gasoline, natural gasoline, helium, sulphur and all other materials.

     "Indebtedness" means, at any time, all obligations, indebtedness, and liabilities, whether now existing or arising in the future, of the Company and/or any Guarantor to the Collateral Agent or the Holders or any of them (or in the case of a Hedging Agreement any Affiliate thereof) pursuant to a Hedging Agreement or other commodity or price management transaction (including all renewals, extensions, modifications, and substitution thereof and therefor) and all cancellations, buy backs, reversals, terminations, or assignments of Hedging Agreements, and the indebtedness, liabilities and obligations of the Company evidenced by any Document, including principal, interest, repurchase obligations, costs, expenses and reasonable attorneys' fees and all other fees and charges, together with all commitment fees and other indebtedness and costs and expenses for which the Company and/or any Guarantor is responsible under this Agreement or under any of the Documents (including the repurchase obligations of the Company under the Registration Rights Agreement). In addition, the word "Indebtedness" also includes, any and all other loans, extensions of credit, obligations, debts and liabilities of the Company, plus interest thereon, that may now and in the future be owed to or incurred in favor of the Collateral Agent and/or the Holders, as well as all claims by the Collateral Agent and/or the Holders against the Company and/or any Guarantor, whether existing now or later; whether they are voluntary or involuntary, due or to become due, direct or indirect or by way of assignment, determined or undetermined, absolute or contingent, liquidated or unliquidated; whether the Company may be liable individually or jointly with others, of every nature and kind whatsoever, in principal, interest, costs, expenses and reasonable attorneys' fees and all other fees and charges; whether the Company and/or any Guarantor may be obligated as principal obligor, guarantor, surety, accommodation party or otherwise.

     "Indemnified Person" has the meaning ascribed to such term in Section 16.5.

     "Indemnifying  Person"  has the  meaning  ascribed  to such term in Section
16.6.

     "Initial Notes" has the meaning ascribed to such term in Section 2.1.

     "Interest Expense" means, for any period, total interest expense (including that portion attributable to Capital Lease Obligations in accordance with GAAP and capitalized interest) of the Company and its Subsidiaries (other than Unrestricted Subsidiaries) on a consolidated basis with respect to all outstanding Obligations of the Company and its Subsidiaries (other than Unrestricted Subsidiaries) to the extent the promissory notes, leases or other instruments or agreements evidencing such Obligations require the payment of such interest in cash during such period.

     "Interest Payment Notice" is defined in Section 3.3(b).

     "Interest Payment Price" means, with respect to any Payment Date, that price which shall be computed as 90% of the arithmetic average of the Volume Weighted Average Price of the Common Stock on each of the ten (10) consecutive Trading Days immediately preceding (but not including) the Trading Day that is two (2) Trading Days prior to such Payment Date (each, an "Interest Measuring Period"). All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during such Interest Measuring Period.

     "Internal Revenue Code" means the United States Internal Revenue Code of 1986, as amended from time to time and any successor statute or statutes, together with all rules and regulations promulgated with respect thereto.

     "Investment" means any investment, made directly or indirectly, in any Person, whether by purchase, acquisition of equity interests, indebtedness or other obligations or securities or by extension of credit, loan, advance, capital contribution or otherwise and whether made in cash, by the transfer of property, or by any other means.

     "Investment Base" means (i) as of the Closing Date, $28,000,000, and (ii) after the Closing Date, the amount determined in accordance with Section 6.18 less, in each case with respect to the foregoing clauses (i) and (ii), any Quarterly Reduction as and when applied in accordance with the terms of the Senior Credit Agreement.

     "Issue Date" means with respect to any payment of the Indebtedness by the issuance of Common Stock pursuant to Section 3.3(b), 3.5 or 3.6, as the case may be, the date the Company is obligated to issue such Common Stock.

     "Law" means any statute, law, regulation, ordinance, rule, treaty, judgment, order, decree, permit, concession, franchise, license, agreement or other governmental restriction of the United States or any state or political subdivision thereof or of any foreign country or any department, province or other political subdivision thereof. Any reference to a Law includes any amendment or modification to such Law, and all regulations, rulings, and other Laws promulgated under such Law.

     "Leases" shall mean all present and future oil, gas and mineral leases or interests therein now owned or hereafter acquired by the Company that form part of the Mortgaged Properties.

     "Liabilities" means, as to any Person, all indebtedness, liabilities and obligations of such Person, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent, and whether or not required to be considered pursuant to GAAP.

     "Liens" means any interest in property securing an obligation owed to, or a claim by, Guarantor, a Person other than the owner of such property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purpose of the Agreement, the Company and each Guarantor shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement or other arrangements pursuant to which title to the property has been retained by or vested in some other Person for security purposes; provided, however, that the term "Lien" shall not include a trust or similar arrangement established for the purpose of defeasing any Debt pursuant to the terms evidencing or providing for the issuance of such Debt but only to the extent that such defeasance is permitted under this Agreement.

     "Losses" has the meaning ascribed to such term in Section 16.5.

     "Majority Holders" means, at any time, the Holder or Holders of at least a majority in aggregate outstanding principal amount of the Notes.

     "Material Adverse Effect" shall mean, with respect to the Company and/or the Guarantor, as the case may be, an event which causes a material adverse effect on the business, assets, operations or condition (financial or otherwise) of such Person.

     "Maturity Date" means December 15, 2008.

     "Maturity Date Floor Price Portion" is defined in Section 3.5(a).

     "Maturity Date Payment Notice" is defined in Section 3.5(a).

     "Maturity Date Price" means, with respect to the payment due on the Maturity Date, that price which shall be computed as 90% of the arithmetic average of the Volume Weighted Average Price of the Common Stock on each of the thirty (30) consecutive Trading Days immediately preceding (but not including) the Trading Day that is two (2) Trading Days prior to the Maturity Date (the "Maturity Date Measuring Period"). All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during the Maturity Date Measuring Period.

     "Maximum Shares" is defined in Section 3.2(f).

     "Maximum Percentage" is defined in Section 3.2(f).

     "Measurement Period" means any Interest Measuring Period, a Maturity Date Measuring Period or a Voluntary Prepayment Measuring Period, in each case, as extended pursuant to Section 16.15.

     "Mortgaged Properties" shall mean the property and interests of the Company and/or any Guarantor that are encumbered by the Mortgages.

     "Mortgages" means, collectively, all deeds of trust and mortgages included in the Security Documents.

     "Non-Recourse Indebtedness" shall mean Obligations owed by the Guarantor to Rocky Mountain Gas, Inc., and Obligations of the Company and/or any Guarantor for which the Company and/or any Guarantor, as the case may be, are not personally liable for payment of the Obligations.

     "Notes" has the meaning ascribed to such term in the recitals hereto.

     "Note Register" has the meaning ascribed to such term in Section 3.7(a).

     "Obligations" of any Person means Liabilities in any of the following categories: (a) Liabilities for borrowed money; (b) Liabilities constituting an obligation to pay the deferred purchase price of property or services; (c) Liabilities evidenced by a bond, debenture, note or similar instrument; (d) Liabilities which (i) would under GAAP be shown on such Person's balance sheet as a liability, and (ii) are payable more than one year from the date of creation or incurrence thereof (other than reserves for taxes and reserves for contingent obligations); (e) Liabilities arising under Hedging Agreements (on a net basis to the extent netting is provided for in the applicable Hedging Agreements); (f) Liabilities constituting principal under Capital Leases; (g) Liabilities arising under conditional sales or other title retention agreements;
(h) Liabilities owing under direct or indirect guaranties of Liabilities of any other Person or otherwise constituting obligations to purchase or acquire or to otherwise protect or insure a creditor against loss in respect of Liabilities of any other Person (such as obligations under working capital maintenance agreements, agreements to keep-well, or agreements to purchase Liabilities, assets, goods, securities or services), but excluding endorsements in the ordinary course of business of negotiable instruments in the course of collection; (i) Liabilities (for example, repurchase agreements, Disqualified Stock (but not accrued dividends on preferred stock), and sale/leaseback agreements) consisting of an obligation to purchase or redeem securities or other property, if such Liabilities arise out of or in connection with the sale or issuance of the same or similar securities or property; (j) Liabilities with respect to letters of credit or applications or reimbursement agreements therefore; (k) Liabilities with respect to banker's acceptances; (l) Liabilities with respect to payments received in consideration of oil, gas, or other minerals yet to be acquired or produced at the time of payment (including obligations under "take-or-pay" contracts to deliver gas in return for payments already received and the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment); or (m) Liabilities with respect to other obligations to deliver goods or services in consideration of advance payments therefor; provided, however, that the "Obligations" of any Person shall not include Liabilities that were incurred by such Person on ordinary trade terms to vendors, suppliers, or other Persons providing goods and services for use by such Person in the ordinary course of its business, unless and until such Liabilities are outstanding more than 90 days past the original invoice or billing date therefor.

     "Oil and Gas Properties" means all oil, gas and/or mineral leases, oil, gas or mineral properties, mineral servitudes and/or mineral rights of any kind (including, without limitation, mineral fee interests, lease interests, farmout interests, overriding royalty and royalty interests, net profits interests, oil payment interests, production payment interests and other types of mineral interests), and all oil and gas transportation, gathering, treating, storage, processing and handling assets.

     "Organizational Documents" means (a) with respect to any corporation, its certificate or articles of incorporation or organization, as amended, and its by-laws, as amended, (b) with respect to any limited partnership, its certificate of limited partnership, as amended, and its partnership agreement, as amended, (c) with respect to any general partnership, its partnership agreement, as amended, and (d) with respect to any limited liability company, its articles of organization, as amended, and its operating agreement, as amended.

     "Payment Date" means the 5th day of March, June, September and December of each year.

     "PCRL" has the meaning assigned to such term in the preamble hereto and shall include is successors.

     "Permitted  Liens" shall have the meaning  ascribed to such term in Section
7.4. hereof.

     "Person" means an individual, corporation, general partnership, limited partnership, limited liability company, association, joint stock company, trust or trustee thereof, estate or executor thereof, Tribunal, or any other legally recognizable entity.

     "Pinnacle" means Pinnacle Gas Resources, Inc., a Delaware corporation.

     "Principal Market" means the Nasdaq National Market.

     "Purchase Money Indebtedness" means Debt incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Debt assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and any extension, renewal or replacement of any such Debt.

     "Purchasers" has the meaning ascribed to such term in the preamble hereto and shall include its successors and assigns.

     "Qualified Common Stock" means with respect to any Holder, any shares of Common Stock issued to such Holder in payment of the Indebtedness pursuant to the terms of this Agreement for which the effectiveness of a Registration Statement or Registration Statements with respect to such shares of Common Stock is not required to be maintained under the Registration Rights Agreement.

     "Quarterly Reduction" has the meaning assigned to such term from time to time in the Senior Credit Agreement unless all of the Obligations under the Senior Credit Documents have been paid in full and all commitments under the Senior Credit Agreement have been terminated and no replacement Senior Credit Agreement is in effect in which event "Quarterly Reductions" shall be an amount determined by the Majority Holders as of May 1 and November 1 of each year based on the most recent Engineering Report delivered pursuant to Section 6.1(f) and Section 6.1(h), respectively unless such Engineering Reports have not been requested by the Collateral Agent or the Majority Holders, in which event the "Quarterly Reductions" shall be an amount determined by the Majority Holders based on the information described in the Company's most recently filed Commission Reports.

     "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

     "Registrable Securities" as defined in the Registration Rights Agreement.

     "Registration Rights Agreement" means that certain Registration Rights Agreement between the Company and the Purchasers, dated as of the date hereof, substantially in the form attached hereto as Exhibit G, as amended, modified, supplemented or restated from time to time.

     "Release" means any release, spill, emission, leak, injection, deposit, disposal, discharge, dispersal, leaching or migration of any Hazardous Materials into the environment or into or out of any real property of the Company, including the movement of Hazardous Materials through or in the air, soil, surface water, groundwater and/or land which could reasonably be expected to form the basis of an Environmental Liability against the Company.

     "Remedial Action" means any action to (i) clean up, remove, treat or in any other way address Hazardous Materials in the environment, (ii) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so they do not mitigate or endanger or threaten to endanger public health or welfare or the environment or (iii) perform pre-remedial studies and investigations and post-remedial monitoring and care.

     "Repurchase Closing Date" is defined in Section 3.5(b).

     "Repurchase Notice" is defined in Section 3.5(b).

     "Repurchase Notice Date" is defined in Section 3.5(b).

     "Restricted Person" means the Guarantor, the Company, and each other Subsidiary of the Company, excluding Unrestricted Subsidiaries.

     "Restricted Securities" means the Notes and the Underlying Shares, to the extent the Notes or Underlying Shares have not then been sold to the public pursuant to (a) a registration under the Securities Act or (b) Rule 144(k).

     "Rule 144" and "Rule 144(k)" means Rule 144 and Rule 144(k), respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "Schedule" refers to a specific schedule to this Agreement, unless another document is specifically referenced.

     "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor statute or law thereto.

     "Security Agreement" shall mean that certain Stock Pledge and Security Agreement executed by the Company in favor of the Collateral Agent for the ratable benefit of the Holders, of even date with the Agreement, pledging 100% of the outstanding Capital Stock of the Guarantor, as the same may be amended, supplemented, and/or restated from time to time and in effect.

     "Security Documents" means the Guaranty, the Mortgages, the Security Agreement and all other security agreements, deeds of trust, mortgages, chattel mortgages, pledges, guaranties, financing statements, continuation statements, extension agreements and other agreements or instruments now, heretofore, or hereafter delivered by any Restricted Person to Collateral Agent in connection with this Agreement or any transaction contemplated hereby to secure or guarantee the payment of any part of the Indebtedness or the performance of any Restricted Person's other duties and obligations under the Documents.

     "Senior Agent" means Hibernia National Bank, in its capacity as the agent for the Banks under the Senior Credit Agreement or any permitted successor thereto in such capacity.

     "Senior Credit Agreement" means (i) that certain Second Amended and Restated Credit Agreement dated as of September 30, 2004 among the Company, the Guarantors, the Senior Agent and Union Bank of California, N.A., as co-agent, pursuant to which the Banks therein agree to make revolving loans available to the Company in an aggregate outstanding amount not to exceed $100,000,000 at any time, as amended, modified, supplemented or restated as permitted hereunder and
(ii) subject to the limitations set forth in Section 7.5(l), any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under clause (i) or any other agreement or instrument referred to in this clause (ii) provided such agreement or instrument referred to in this clause (ii) expressly provides that it is intended to be and is a "Senior Credit Agreement" hereunder. Any reference to the "Senior Credit Agreement" hereunder shall be deemed a reference to any "Senior Credit Agreement" then extant.

     "Senior Credit Agreement Amendment" means an amendment to the Senior Credit Agreement in the form attached hereto as Exhibit F.

     "Senior Credit Documents" means, collectively, the Senior Credit Agreement, and any other agreements, documents, instruments or certificates executed and delivered from time to time in connection therewith.

     "Significant Default" means a Default arising under Section 6.7 (as of the last day of the Fiscal Quarter immediately preceding the date of the Stock Payment Notice for which Commission Reports have been filed for the Company), 6.16, 7.1, 7.2, 7.3, 7.4 or 7.6.

     "Significant Stock Payment Notice" means any of the Maturity Date Payment Notice, a Voluntary Redemption Notice or a Change of Control Notice that contemplates payment of any of the Indebtedness with Common Stock.

     "Solvent" shall mean, when used with respect to any Person on a particular day, that on such date (i) the fair value of the property of such Person is greater than the total amount of Liabilities, including without limitation, contingent Liabilities, of such person, (ii) the present fair salable value of the assets of such person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other Liabilities, contingent obligations and other commitments as they mature in the ordinary course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts and Liabilities beyond such Person's ability to pay as such debts and Liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such person is engaged. In computing the amount of contingent Liabilities at any time, it is intended that such Liabilities will be computed at the amount which, in light of all of the facts and circumstances existing at such time, represents the amount that can be reasonably expected to become an actual or matured liability.

     "Stated Rate" is defined in Section 3.3(c).

     "Stock Payment Notice" means any of the Maturity Date Payment Notice, a Voluntary Redemption Notice or an Interest Payment Notice.

     "Subject Business" has the meaning ascribed to such term in the recitals hereto.

     "Subordinated Note Agreement" means that certain Securities Purchase Agreement dated as of December 15, 1999, as amended by that certain First Amendment thereto dated as of June 7, 2004 among the Company and the Subordinated Noteholder, as amended, modified, supplemented or restated from time to time.

     "Subordinated   Note  Agreement   Amendment"  means  an  amendment  of  the
Subordinated Note Agreement in the form attached hereto as Exhibit E.

     "Subordinated Note Documents" means, collectively, the Subordinated Note Agreement, and any other agreements, documents, instruments or certificates executed and delivered from time to time in connection therewith.

     "Subordinated Noteholder" means Steelhead Investments Ltd., a Cayman Islands corporation, together with any successor or assignee thereof.

     "Subordinated Notes" means that certain Amended and Restated Note dated as of June 7, 2004, in the principal amount of $27,702,426.55, executed by the Company and payable to the order of the Subordinated Noteholder pursuant to the Subordinated Note Agreement, as amended, modified, supplemented, replaced or restated from time to time.

     "Subordination Agreement" means that certain Subordination Agreement dated as of the date hereof, by and among the Collateral Agent, the Senior Agent and the Company, as amended, modified, supplemented, replaced or restated from time to time.

     "Subsidiary" means, with respect to any Person, any corporation, association, partnership, limited liability company, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned more than fifty percent by such Person.

     "Tangible Net Worth" means, with respect to any Person, the total assets of such Person (other than with respect to the Company, its Unrestricted Subsidiaries), on a consolidated basis, exclusive of (a) those assets classified as intangible, including, without limitation, goodwill, patents, trademarks, trade names, copyrights, franchises and deferred charges, (b) treasury stock and minority interests in any Person, (c) cash set apart and held in sinking or other analogous funds established for the purpose of redemption or other retirement of Capital Stock, (d) to the extent not already deducted from total assets, allowances for depreciation, depletion, obsolescence and/or amortization of properties, uncollectible accounts, and contingent but probable Liabilities as to which an amount can be established, (e) deferred taxes and (f) all assets arising from advances to officers, former officers or sales representatives of such Person or any of its Subsidiaries (other than with respect to the Company, its Unrestricted Subsidiaries) made outside the ordinary course of business; less total Liabilities of such Person and its Subsidiaries (other than with respect to the Company, its Unrestricted Subsidiaries), on a consolidated basis, all of the above being determined in accordance with GAAP and, with respect to the Company, excluding the effect of any cumulative after-tax amounts of ceiling test write-downs (not to exceed an aggregate of $30 million) incurred subsequent to December 31, 2001 pursuant to Rule 4.10 of Regulation S-X promulgated by the Commission.

     "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all Liabilities with respect to the foregoing.

     "Third Party Claim" has the meaning ascribed to such term in Section 16.6.

     "Total Recourse Debt" is defined in Section 6.7(a).

     "Trading Day" means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal Eligible Market on which the Common Stock is then traded; provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on any Eligible Market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such Eligible Market (or if such Eligible Market does not designate in advance the closing time of trading on such Eligible Market, then during the hour ending at 4:00 p.m., New York City Time).

     "Transfer" means any sale, transfer, assignment, or other disposition of any interest in, with or without consideration, any security, including any disposition of any security or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act.

     "Tribunal" means any government, any arbitration panel, any court or any governmental department, commission, board, bureau, agency or instrumentality of the United States of America or any state, province, commonwealth, nation, territory, possession, county, parish, town, township, village or municipality, whether now or hereafter constituted or existing.

     "Underlying Securities" means the Common Stock issuable in payment of the Indebtedness evidenced by the Notes pursuant to Section 3.3(b), 3.5 or 3.6.

     "Unrestricted Subsidiary" means (a) any Subsidiary of Company designated as an Unrestricted Subsidiary of Company by Company's Board of Directors in
compliance with the following sentence, and (b) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of Company may at any time and from time to time designate any Subsidiary of Company (other than any Guarantor) as an Unrestricted Subsidiary provided that (i) no Default or Event of Default has occurred or is continuing at the time of such designation and after giving effect to such designation, (ii) immediately after such designation, no Restricted Person has any Liability to pay any Obligations of such Subsidiary, has in any way guaranteed any Obligations of such Subsidiary, or has any assets or properties (excluding a pledge of the equity interest in such Subsidiary) which are subject to any Lien securing any Obligations of such Subsidiary, and
(iii) notice of any such designation is promptly given to the Collateral Agent in writing.

     "Volume Weighted Average Price" with respect to a share of Common Stock on any day, means on such day, the average of the daily volume weighted average trading price per share (the total dollar amount traded on each day divided by the trading volume for such day) of such security on the Principal Market for the regular trading day session as reported at 4:15 p.m. (New York City time) by Bloomberg, LP function key HP by using W to calculate the daily weighted average or, if there is a change in trading hours, a change relating to Bloomberg or the effect or name of such function key, such other method as is reasonably determined by the Board and the Majority Holders.

     "Voluntary Redemption Date" means the date on which the Company prepays all or any portion of the outstanding Indebtedness evidenced by the Notes under this Agreement.

     "Voluntary Redemption Notice" is defined in Section 3.6.

     "Voluntary Redemption Price" means, with respect to the payment due on any Voluntary Redemption Date, that price which shall be computed as 90% of the arithmetic average of the Volume Weighted Average Price of the Common Stock on each of the thirty (30) consecutive

Trading Days immediately preceding (but not including) such Voluntary Redemption Date (each, a "Voluntary Redemption Date Measuring Period"). All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during such Voluntary Prepayment Measuring Period.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

     As used herein, the terms "proved reserves," "proved developed reserves," and "proved developed producing reserves," have the meaning given such terms from time to time and at the time in question by the Society of Petroleum Engineers of the American Institute of Mining Engineers.

                                   ARTICLE II

                         PURCHASE AND SALE OF THE NOTES
                         ------------------------------


     2.1. Authorization and Issuance of the Notes.

          (a) The Company has authorized the issuance of Notes in the aggregate principal amount of $18,000,000 on the Closing Date (the "Initial Notes").

          (b) On the Closing Date, the Company shall sell to each Purchaser, and each Purchaser shall severally purchase from the Company, upon satisfaction of the conditions set forth in Section 4.1 hereof (or waiver in writing of such conditions by such Purchaser), an Initial Note in the principal amount equal to the amount set forth opposite such Purchaser's name on Schedule 2 for the purchase price set forth opposite its name.

          (c) On or before the issuance thereof, the Company will have authorized the issue and sale to the Purchasers of up to $10,000,000 aggregate principal amount of additional Notes (the "Additional Notes").

          (d) On each Additional Closing Date, the Company shall sell to each Purchaser, and each Purchaser shall severally purchase from the Company, upon satisfaction of the conditions set forth in Section 4.3 hereof (or waiver in writing of such conditions by such Purchaser), in one or more increments of $4,000,000 or integral multiples of $1,000,000 in excess thereof, up to $10,000,000 aggregate stated principal amount of Additional Notes in the respective percentages set forth opposite such

     Purchaser's name on Schedule 2 for the purchase price set forth opposite its name. Notwithstanding anything to the contrary herein, the obligation of each Purchaser to purchase Additional Notes shall terminate on the second anniversary of the Closing Date and the aggregate stated principal amount of all Additional Notes issued by the Company shall not exceed $10,000,000.

     2.2. Delivery of the Notes.

     On the Closing Date, the Company shall deliver to each Purchaser a duly executed Initial Note (payable to the order of such Purchaser) purchased by such Purchaser on the Closing Date. Delivery shall be made against receipt by the Company of the aggregate purchase price for the Notes being purchased by such Purchaser by wire transfer of immediately available funds to an account designated by the Company. On each Additional Closing Date, the Company shall deliver to each Purchaser a duly executed Additional Note (payable to the order of such Purchaser) purchased by such Purchaser on such Additional Closing Date. Delivery shall be made against receipt by the Company of the aggregate purchase price for the Additional Notes being purchased by such Purchaser by wire transfer of immediately available funds to an account designated by the Company.

     2.3. Closing.

     Subject  to the  satisfaction  of the  conditions  precedent  set  forth in
Section 4.1 hereof (or the waiver in writing of such conditions by the Purchasers), the delivery of the Initial Notes shall take place at the offices of Gardere Wynne Sewell LLP, 3000 Thanksgiving Tower, 1601 Elm Street, Dallas, Texas 75201-4761 on the Closing Date. Subject to the satisfaction of the conditions precedent set forth in Section 4.3 hereof (or the waiver in writing of such conditions by the Purchasers), the delivery of the Additional Notes shall take place at the offices of Gardere Wynne Sewell LLP, 3000 Thanksgiving Tower, 1601 Elm Street, Dallas, Texas 75201-4761 on each Additional Closing Date or at such other location as may be agreed upon by the Company and the Purchasers.

                                  ARTICLE III

                             PROVISIONS OF THE NOTES
                             -----------------------

     3.1. The Notes.

     The Initial Notes shall be in the aggregate stated principal amount of Eighteen Million Dollars ($18,000,000). The Initial Notes shall be dated the Closing Date. The Additional Notes shall be in the aggregate stated principal amount of not more than Ten Million Dollars ($10,000,000). The Additional Notes shall be dated the applicable Additional Closing Date on which such Additional Notes are issued. The aggregate amount of the Notes shall, subject to the provisions for mandatory and optional prepayment and acceleration contained herein, mature and be payable in full on the Maturity Date.

     3.2. General Provisions as to Payments.

          (a) The Company shall make each payment in respect of the principal of, premium, if any, or accrued interest on the Notes, or any other amount due to the Holders under this Agreement or any other Document, not later than noon, New York City time, on the day when due, to the Holders as provided in the Notes and Schedule 2 attached hereto, or in such other manner as instructed from time to time in writing by the Holder. Except as otherwise permitted in Section 3.3(b), 3.5 and 3.6, all payments hereunder shall be made in United States Dollars by wire transfer of immediately available funds.

          (b) Whenever any payment (including principal of, premium, if any, or interest on the Notes or other amount) hereunder or under any other Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of such interest, or other amount, if applicable.

          (c) The Company hereby authorizes the Holders to make appropriate notations on the grid attached to the Notes, including the date, outstanding principal amount and any prepayment thereof and the deferred interest amounts to be added to the principal amount of the Notes in accordance with Section 3.3(b), which notations shall be conclusive absent manifest error; provided, however, that the failure of the Holders to make such notation or any error on the Notes shall not affect the obligation of the Company to repay, in accordance with the terms of the Notes and this Agreement, the principal amount of the Notes together with all interest, prepayment premiums, if any, and other amounts due hereunder.

          (d) Neither the Company nor any of its Subsidiaries shall purchase, redeem or otherwise acquire any Notes from any holder thereof except upon payment or redemption thereof in accordance with the specific terms thereof and of this Agreement unless the Company or such Subsidiary shall have offered to purchase, redeem or otherwise acquire, as the case may be, Notes from each holder of the Notes at the time outstanding upon the same terms and conditions and on a pro rata basis (based upon the principal amount of the Notes then held by each such holder). Any Notes so purchased, redeemed or otherwise acquired by the Company or any Subsidiary of the Company shall be cancelled and not be deemed outstanding for any purpose under this Agreement.

          (e) Except to the extent otherwise provided herein, each payment of principal of the Notes by the Company shall be made for the account of the holders thereof pro rata in accordance with the respective unpaid principal amounts of the Notes held by them and each payment of interest on Notes shall be made for the account of the holders thereof pro rata in accordance with the amounts of interest on such Notes then due and payable to the respective Holders.

          (f) The Company shall not effect any payment of the Indebtedness by the issuance of Common Stock otherwise permitted under this Agreement, and no Holder shall have the obligation to accept any such payment in Common Stock, pursuant to Sections 3.3(b), 3.5 or 3.6 or otherwise, to the extent that after giving effect to such issuance, such Holder (together with such Holder's Affiliates) would beneficially own in excess of 9.99% (the
     "Maximum Percentage") of the number of shares of Common Stock outstanding immediately after giving effect to such payment. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by any Holder and its Affiliates shall include the number of shares of Common Stock issuable upon payment of the Indebtedness with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable in payment of any other Indebtedness permitted under the terms of this Agreement for which no notice of payment by issuance of Common Stock has been received. For purposes of this Section 3.2(f), in determining the number of outstanding shares of Common Stock, each Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's transfer agent setting forth the number of shares of Common Stock outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the payment of any Indebtedness by the issuance of Common Stock since the date as of which such number of outstanding shares of Common Stock was reported (but excluding any shares of Common Stock issuable pursuant to such Stock Payment Notice to the extent provided in this Section 3.2(f)). In connection with the delivery of any Stock Payment Notice, the Company may request in such notice, and, if so requested, each Holder shall confirm on or before two (2) Trading Days after the receipt of such Stock Payment Notice, the number of shares of Common Stock such Holder may receive without causing such Holder, together with its Affiliates, to have beneficial ownership of a number of shares of Common Stock which exceeds the Maximum Percentage (the "Maximum Shares") and the number of outstanding shares of Common Stock used by such Holder to calculate the Maximum Shares. Each Holder covenants that its calculation of the Maximum Shares shall be made in good faith and consistent with the calculation of "beneficial ownership" under Rules 13(d) of the Exchange Act as if the Common Stock to be issued pursuant to the applicable Stock Payment Notice had been issued to such Holder at the Floor Price specified in such Stock Payment Notice unless no Floor Price is specified in such Stock Payment Notice in which event such Common Stock shall be excluded in all respects from the calculation and determination of the Maximum Shares. Without limiting the generality of the foregoing, unless a Holder notifies the Company of the Maximum Shares that such Holder may receive within two
     (2) Trading Days of receipt of any Payment Notice, the Company may assume that the number of shares of Common Stock to be issued to such Holder on the payment date to which such Payment Notice relates will not cause such Holder, together with its Affiliates, to have beneficial ownership of a number of shares of Common Stock which exceeds the Maximum Percentage and the Company will have no liability to any Holder in respect of issuances of Common Stock in excess of the Maximum Percentage. Without limiting the generality of the foregoing, the Company shall have no obligation to determine the beneficial ownership of any Holder and its Affiliates or to determine whether any Person is an Affiliate of another Person.

          (g) From and after the delivery of any Stock Payment Notice until the issuance of the shares of Common Stock to which such Stock Payment Notice relates, the Company shall reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, the number of shares of Common Stock necessary to enable it to satisfy any obligation to issue Common Stock on the Issue Date to which such Stock Payment Notice relates. All shares of Common Stock issued to each Holder in payment of any of the Indebtedness as permitted under this Agreement shall, upon the
     issuance   thereof,   be  validly   authorized  and  issued,   fully  paid,
     nonassessable, free of preemptive rights and free, from all taxes, Liens and charges with respect to the issuance thereof.

          (h) With respect to any shares of Common Stock issued pursuant to this Agreement, the Company shall (x) provided that the transfer agent is participating in the Depository Trust Company Fast Automated Securities Transfer Program and such action is not prohibited by applicable law or regulation or any applicable policy of the Depository Trust Company, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with the Depository Trust Company through its Deposit Withdrawal Agent Commission System on the date such shares are required to be issued pursuant to this Agreement and the shares of Common Stock so issued shall bear no restrictive legend, or (y) if the foregoing shall not apply, issue and deliver to each Holder, a certificate, registered in the name of such Holder or its designee, for the number of shares of Common Stock to which such Holder shall be entitled on the date such shares of Common Stock are required to be issued pursuant to this Agreement.

          (i) With respect to any shares of Common Stock issued pursuant to this Agreement, such shares will be duly authorized and validly issued, will be fully paid and nonassessable and will not have been issued in violation of, and will not be subject to, any preemptive or similar rights.

     3.3. Interest.

          (a) Interest Rate. The Indebtedness evidenced by the Notes shall bear interest at ten percent (10%) per annum on the outstanding principal balance thereof, for each day from and including the date that the Note is issued (which outstanding principal balance shall be determined based on the stated amount of the Note issued on the Closing Date and not on the purchase price of the Note on the Closing Date plus any interest added to such principal balance thereof in accordance with Section 3.3(b)). Interest on all Indebtedness evidenced by the Notes shall be calculated for actual days elapsed on the basis of a 360 day year consisting of twelve 30-day months . If any payment of principal of or interest on Indebtedness evidenced by a Note shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

          (b) Interest Payment Dates and Payment. Interest accrued on the Indebtedness evidenced by the Notes shall be payable on each Payment Date, commencing on March 5, 2005 with respect to the Initial Notes and on the later of March 5, 2005 or the first such Payment Date to occur after the issuance thereof with respect to any Additional Notes, on any date on which any Indebtedness evidenced by the Notes is prepaid whether due to acceleration or otherwise, and on the Maturity Date. Interest payable on any date on which any Indebtedness evidenced by the Notes is prepaid, whether due to acceleration or otherwise shall be payable, at the Company's option, in cash, or by the issuance of additional fully paid and nonassessable shares of Common Stock or any combination of cash and Common Stock to the extent permitted by Section 3.6. Interest payable on the Maturity Date shall be payable, at the Company's option, in cash, or by the issuance of additional fully paid and nonassessable shares of Common Stock or any combination of cash and Common Stock to the extent permitted by
     Section 3.5(a). Interest payable on any Payment Date shall be payable, at Company's option, (i) in cash, or (ii) by the issuance of additional fully paid and nonassessable shares of Common Stock (but not fractions thereof) or (iii) any combination of the foregoing clauses (i) and (ii). In the event the Company elects to pay the interest due on any Payment Date by issuing Common Stock or by a combination of cash and Common Stock, (A) subject to the following proviso, the Interest Payment Price for such payment is equal to or greater than the Floor Price, if any, specified by the Company in the notice required by the following clause (D) with respect to such Payment Date, as adjusted for stock splits, reverse stock splits and similar recapitalizations, if any occurring on or after the date of such notice, (B) the Equity Conditions are met as of the date of the notice required by the following clause (D) and as of such Payment Date, (C) the number of shares of Common Stock to be issued to each Holder in payment of the interest due on such Payment Date to such Holder shall be determined by dividing the portion of such interest to be paid in Common Stock by the Interest Payment Price for such Payment Date, and (D) the Company shall give written notice to the Holders at least fifteen (15) Trading Days prior to such Payment Date stating the percentage of the aggregate amount of interest due on such Payment Date the Company proposes to pay in Common Stock on such Payment Date and, at the Company's option, the Floor Price for such Common Stock (each, an "Interest Payment Notice"); provided that in the event the foregoing clause (A) is not satisfied on any Payment Date, any Holder may elect, by written notice of such election to the Company delivered on or before one (1) Trading Day prior to such Payment Date, to accept payment of all or any portion of the interest due such Holder on such Payment Date that the Company proposed to pay by the issuance of Common Stock in which event the portion of each payment specified by the Holder shall be made to such Holder in Common Stock as if the Interest Payment Price was equal to the Floor Price specified by the Company and the remainder of such interest due such Holders shall be paid in cash. Notwithstanding the foregoing, on each Payment Date occurring on or before June 5, 2007, the Company may defer fifty percent (50%) of the interest due on such Payment Date and such deferred interest shall become a part of the principal due hereunder as of the Payment Date such interest became due, shall earn interest as provided hereunder and shall be due and payable on the Maturity Date unless the maturity of the amounts due hereunder are accelerated pursuant to the terms of this Agreement.

          (c) Limitation of Interest. The Company, the Collateral Agent and the Holders intend to strictly comply with all applicable laws, including applicable usury laws. Accordingly, the provisions of this Section 3.3(c) shall govern and control over every other provision of this Agreement or any other Document which conflicts or is inconsistent with this Section 3.3(c), even if such provision declares that it controls. As used in this
     Section 3.3(c), the term "interest" includes the aggregate of all charges, fees, benefits or other compensation which constitute interest under applicable law, provided that, to the maximum extent permitted by applicable law, (a) any non-principal payment shall be characterized as an expense or as compensation for something other than the use, forbearance or detention of money and not as interest, and (b) all interest at any time contracted for, reserved, charged or received shall be amortized, prorated, allocated and spread, in equal parts during the full term of the Indebtedness. In no event shall the Company or any other Person be obligated to pay, or any Holder have any right or privilege to reserve, receive or retain, (a) any interest in excess of the maximum amount of nonusurious interest permitted under the laws of the State of Texas or the applicable laws (if any) of the United States or of any other applicable state, or (b) total interest in excess of the amount which such Holder could lawfully have contracted for, reserved, received, retained or charged had the interest been calculated for the full term of the Indebtedness at the Highest Lawful Rate. On each day, if any, that the interest rate (the "Stated Rate") called for under this Agreement or any other Document exceeds the Highest Lawful Rate, the rate at which interest shall accrue shall automatically be fixed by operation of this sentence at the Highest Lawful Rate for that day, and shall remain fixed at the Highest Lawful Rate for each day thereafter until the total amount of interest accrued equals the total amount of interest which would have accrued if there were no such ceiling rate as is imposed by this sentence. Thereafter, interest shall accrue at the Stated Rate unless and until the Stated Rate again exceeds the Highest Lawful Rate when the provisions of the immediately preceding sentence shall again automatically operate to limit the interest accrual rate. The daily interest rates to be used in calculating interest at the Highest Lawful Rate shall be determined by dividing the applicable Highest Lawful Rate per annum by the number of days in the calendar year for which such calculation is being made. None of the terms and provisions contained in this Agreement or in any other Document which directly or indirectly relate to interest shall ever be construed without reference to this
     Section 3.3(c), or be construed to create a contract to pay for the use, forbearance or detention of money at an interest rate in excess of the Highest Lawful Rate. If the term of any Indebtedness is shortened by reason of acceleration of maturity as a result of any Default or by any other cause, or by reason of any required or permitted prepayment, and if for that (or any other) reason any Holder at any time, including but not limited to, the stated maturity, is owed or received (and/or has received) interest in excess of interest calculated at the Highest Lawful Rate, then and in any such event all of any such excess interest shall be canceled automatically as of the date of such acceleration, prepayment or other event which produces the excess, and, if such excess interest has been paid to such Holder, it shall be credited pro tanto against then-outstanding principal balance of the Company's obligations to such Holder, effective as of the date or dates when the event occurs which causes it to be excess interest, until such excess is exhausted or all of such principal has been fully paid and satisfied, whichever occurs first, and any remaining balance of such excess shall be promptly refunded to its payor. Chapter 346 of the Texas Finance Code (which regulates certain revolving credit accounts (formerly Tex. Rev. Civ. Stat. Ann. Art. 5069, Ch. 15)) shall not apply to this Agreement or to any Note, nor shall this Agreement or any Note be governed by or be subject to the provisions of such Chapter 346 in any manner whatsoever.

     3.4. Interest on Overdue Amounts. During the continuance of an Event of Default, the Majority Holders may, at their option, by notice to the Company (which notice may be revoked at the option of the Majority Holders notwithstanding any provision of Section 16.8 requiring unanimous consent of the Holders to changes in interest rates), declare that the Indebtedness evidenced by each Note shall bear interest at a rate per annum equal to twelve percent (12%) per annum, provided that, during the continuance of an Event of Default under Sections 8.1(f), the interest rates set forth in this Section 3.4 above shall be applicable to Indebtedness evidenced by the Notes without any election or action on the part of the Collateral Agent or any Holder.

     3.5. Mandatory Redemption.

          (a) Maturity Date. Any outstanding Indebtedness evidenced by the Notes and all other unpaid Indebtedness shall be paid in full, at the Company's option, (i) in cash, (ii) by the issuance of additional fully paid and nonassessable shares of Common Stock (but not fractions thereof) or (iii) any combination of the foregoing clauses (i) and (ii) on the Maturity Date. In the event the Company elects to pay the Indebtedness due on the Maturity Date by issuing Common Stock or by a combination of cash and Common Stock,
     (A) subject to the following proviso, the Maturity Date Price is equal to or greater than the Floor Price, if any, specified by the Company in the notice required by the following clause (D), as adjusted for stock splits, reverse stock splits and similar recapitalizations, if any occurring on or after the date of such notice, (B) the Equity Conditions are met as of the date of the notice required by the following clause (D) and as of the Maturity Date, (C) the number of shares of Common Stock to be issued to each Holder in payment of the outstanding principal balance of and accrued but unpaid interest on the Indebtedness held by such Holder shall be determined by dividing the portion of such Indebtedness to be paid in Common Stock by the Maturity Date Price, (D) the Company shall give written notice to the Collateral Agent and the Holders at least thirty-five (35) Trading Days prior to the Maturity Date stating the percentage of the outstanding principal balance of and accrued but unpaid interest on the Notes the Company will pay in Common Stock on the Maturity Date, and, at the Company's option, the Floor Price for such Common Stock (the "Maturity Date Payment Notice") and (E) Common Stock can only be issued in satisfaction of the outstanding principal balance of and accrued but unpaid interest on the Notes; provided that in the event the foregoing clause (A) is not satisfied, any Holder may elect, by written notice of such election to the Company delivered on or before one (1) Trading Day prior to the Maturity Date, to accept payment of all or any portion of such Holder's Indebtedness that Company proposed to pay by the issuance of Common Stock (the "Maturity Date Floor Price Portion") in which event the portion of such payment specified by such Holder shall be made to such Holder in Common Stock as if the Maturity Date Price was equal to the Floor Price specified by the Company and the remainder of such Indebtedness due such Holder shall be paid in cash on the Maturity Date. If the Company delivers a Maturity Date Payment Notice with respect to the payment of the amounts due on the Maturity Date and the Company is prohibited from paying the amounts specified in the Maturity Date Payment Notice in Common Stock on the Maturity Date as a result of the failure to satisfy any of the conditions to such payment in Common Stock set forth in this Agreement or any other Document (including any Maturity Date Floor Price Portion), the Company shall pay the amounts it proposed to pay in Common Stock in the Maturity Date Payment Notice in full in cash on or before thirty (30) days after the Maturity Date. The Company shall also comply with any applicable obligation under Section 6.14.

          (b) Change of Control. In the event of a Change of Control, each Holder shall have the option to require the Company to repurchase all the Notes held by such Holder at a purchase price equal to the then outstanding principal amount of the Notes, together with all interest accrued on such Notes through the date of repurchase. The Company shall give the Holders notice (a "Change of Control Notice") of any transaction that would result in a Change of Control not less than sixty (60) days prior to the anticipated date of the consummation of such transaction (but in no event prior to the public announcement of such Change of Control). Any Holder may exercise its right to require the Company to repurchase the Notes held by it by delivering written notice of such exercise (a "Repurchase Notice") to the Company within twenty (20) days after receipt of the Change of Control Notice. The repurchase of the Notes shall be consummated on a date selected by the Company upon at least thirty-five (35) Trading Days' prior written notice to the Holders which have given the relevant Repurchase Notice(s) if any portion of such repurchase will be made by the issuance of Common Stock to the extent permitted hereunder, otherwise at least ten (10) days prior written notice to such holders, but in no event later than the date of consummation of such Change of Control or three (3) Business Days after the Company becomes aware of such Change of Control unless the Company is not a party to the transaction resulting in a Change of Control, in which case such date shall be as soon as practicable, following such Change of Control but in any event not later than ten (10) days following the Change of Control (the "Repurchase Closing Date"). On the Repurchase Closing Date, the Company shall purchase from the Holders which have given such Repurchase Notice(s), and such Holder shall sell to the Company, the Notes held by such Holder for the purchase price specified in this paragraph 3.5(b) which purchase price may, at the Company's option, be paid in cash or by the issuance of shares of Common Stock as if such purchase was a voluntary redemption of the Notes pursuant to Section 3.6. Any payment of the purchase price with shares of Common Stock as a result of a Change of Control may be made only if the issuance of such shares of Common Stock complies, in all respects, with the conditions and provisions of the Documents applicable to a voluntary redemption pursuant to Section 3.6 including Section 6.14.

          The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Notes pursuant to this Section 3.5(b). To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 3.5(b), the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 3.5(b) by virtue thereof.

     3.6. Optional Redemption. The Company may from time to time redeem, at the Company's option, (i) in cash, (ii) by the issuance of additional fully paid and nonassessable shares of Common Stock (but not fractions thereof) or (iii) any combination of the foregoing clauses (i) and (ii) all or any portion of the Indebtedness outstanding under the Notes. In the event the Company elects to voluntarily redeem any of the Indebtedness outstanding under the Notes by issuing Common Stock or by a combination of cash and Common Stock, (A) subject to the following proviso, the Voluntary Redemption Price for such Voluntary Redemption Date is equal to or greater than the Floor Price, if any, specified by the Company in the notice required by the following clause (D) with respect to such Voluntary Redemption Date, as adjusted for stock splits, reverse stock splits and similar recapitalizations, if any occurring on or after the date of such notice, (B) the Equity Conditions are met as of the date of the notice required by the following clause (D) and as of the Voluntary Redemption Date,
(C) the number of shares of Common Stock to be issued to each Holder in payment of the outstanding principal balance of and accrued but unpaid interest on the Indebtedness held by such Holder shall be determined by dividing the portion of such Indebtedness due on such Voluntary Redemption Date to be paid in Common Stock by the Voluntary Redemption Price for such Voluntary Redemption Date, (D) the Company shall give written notice to the Holders at least thirty-five (35) Trading Days prior to the proposed Voluntary Redemption Date stating the aggregate amount of principal the Company proposes to prepay on such date (which shall be in a minimum aggregate principal amount of $500,000 or any integral multiple of $100,000 in excess thereof), the percentage of the outstanding principal balance of and accrued but unpaid interest on the Notes the Company will pay in Common Stock on such Voluntary Redemption Date and, at the Company's option, the Floor Price for such Common Stock (each a "Voluntary Redemption Notice") and (E) Common Stock can only be issued in satisfaction of the outstanding principal balance of and accrued but unpaid interest on the Notes; provided that in the event the foregoing clause (A) is not satisfied on any Voluntary Redemption Date, any Holder may elect, by written notice of such election to the Company delivered on or before one (1) Trading Day prior to such Voluntary Redemption Date, to accept payment of all or any portion of such Holder's Indebtedness that the Company proposed to pay by the issuance of Common Stock in which event the portion of such payment specified by such Holder shall be made to such Holder in Common Stock as if the Voluntary Redemption Price was equal to the Floor Price specified by the Company (the "Floor Price Portion") and the remainder of such Indebtedness due on such Voluntary Redemption Date shall be paid in cash on the Voluntary Redemption Date. Upon the delivery of the notice required by the foregoing clause (D) the principal amount of the Indebtedness evidenced by the Notes specified in such notice shall become due and payable and shall constitute an Event of Default under Section 8.1(a) if the Company fails to pay such principal amount on the Voluntary Redemption Date specified in such notice unless such failure to pay is a result of the failure to satisfy clause (A) on such Voluntary Redemption Date with respect to any portion of such payment that is not the Floor Price Portion. If the Company delivers a Voluntary Redemption Notice with respect to the payment of the amounts due on any Voluntary Redemption Date and the Company cannot make the payment of the amounts specified in such Voluntary Redemption Notice to be paid in Common Stock on the Voluntary Redemption Date as a result of the failure to satisfy any of the conditions to such payment in Common Stock set forth in this Agreement or any other Document (including any Floor Price Portion), the Company shall pay the amounts it proposed to pay in Common Stock on such Voluntary Redemption Notice in cash on or before ten (10) days after such Voluntary
Redemption Date. The Company shall also comply with any applicable obligation under Section 6.14.

     3.7. Securities Register.

          (a) The Company shall cause to be kept at its principal office a register for the registration and transfer of the Notes (the "Note
     Register"). The names and addresses of the holders of the Notes, the transfer of the Notes, and the names and addresses of the transferees of the Notes shall be registered in the Note Register.

          (b) The Person in whose name any registered Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes of this Agreement and the Company shall not be affected by any notice to the contrary, until due presentment of such Note for registration of transfer so provided in this Section 3.7(b). Payment of or on account of the principal, premium, interest and any other amount paid on any registered Note shall be made to (or based upon the written order of) such registered holder.

     3.8. Lost, Etc. Securities.

          (a) Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of a financial institution or other institutional investor being satisfactory) of the ownership and the loss, theft, destruction or mutilation of any Note, and in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company (if such Holder is a financial institution or other institutional investor, its own agreement being satisfactory) or, in the case of any such mutilation, upon surrender for cancellation of such Note, the Company shall, without charge, issue, register and deliver in lieu of such Note a new Note of like kind representing the same rights represented by and dated the date of such lost, stolen, destroyed or mutilated Note. Any such new Note shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Note shall be at any time enforceable by any Person.

     3.9. Several Obligations; Remedies Independent. No Purchaser shall have any obligation to any other Purchaser in respect of the failure by such Purchaser to purchase any Note required to be purchased by such Purchaser. The amounts payable by the Company at any time hereunder and under the Notes to each Purchaser shall be separate and independent debt and, subject to the provisions of Articles VIII and XIV, each holder shall be entitled to protect and enforce its rights arising out of this Agreement and the Notes held by it and it shall not be necessary for any other holder to consent to or be joined as an additional party in, any proceedings for such purposes.

     3.10. Notes Not Senior Indebtedness. The Indebtedness does not constitute "Senior Indebtedness" as such term is defined in the Subordinated Note Agreement.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT
                              --------------------

     4.1. Purchase of Initial Notes. The Purchasers shall not be required to purchase the Initial Notes hereunder unless the Company has satisfied each of the following conditions:

          (a)  Closing  Deliveries.  The  Company  shall have  furnished  to the
     Purchasers:

               (i) Copies of the Organizational Documents of each Restricted Person, together with all amendments, and a certificate of good standing, each certified by the appropriate governmental officer in its jurisdiction of incorporation as well as any other information required by Section 326 of the USA PATRIOT ACT or necessary for the Purchasers to verify the identity of each Restricted Person as required by Section 326 of the USA PATRIOT ACT.

               (ii) Copies, certified by the Secretary or other Authorized Officer of each Restricted Person, of its Organizational Documents and, if applicable, its Board of Directors' resolutions and of resolutions or actions of any other body authorizing the execution of the Documents to which such Restricted Person is a party.

               (iii) An incumbency certificate, executed by the Secretary or other Authorized Officer of each Restricted Person, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of each Restricted Person authorized to sign the Documents to which such Restricted Person is a party, upon which certificate the Purchasers shall be entitled to rely until informed of any change in writing by such Restricted Person.

               (iv) A certificate, signed by the Chief Financial Officer of the Company, stating that on the date of the Purchase of the Initial Notes no Default or Event of Default has occurred and is continuing, and after giving effect to the Closing Transactions, the Company shall be in compliance, on a pro forma basis, with the financial covenants set forth in Section 6.7 accompanied by reasonably detailed calculations demonstrating compliance with the such financial covenants.

               (v) A written opinion of the Company's counsel, addressed to the Purchasers in substantially the form of Exhibit D.

               (vi) The Subordination Agreement duly executed and delivered by the Company, the Collateral Agent and the Senior Agent.

               (vii) The Initial Notes.

               (viii) The following Security Documents to be executed on the Closing Date, duly executed and delivered by each Restricted Party or party thereto:

                    (a) the Mortgages;

                    (b) the Security  Agreement  (and  physical  delivery to the
               Collateral Agent (or the Senior Agent) of the stock certificates therein described);

                    (c) the Guaranty; and

                    (d) any additional  Security Documents granted by any Person in favor of the Collateral Agent for the ratable benefit of the Purchasers as security for the Indebtedness.

               (ix) A copy of each Document and all other material documents, instruments and agreements executed and/or delivered by any Restricted Person in connection with the Closing Transactions, together with a certificate from an Authorized Officer of the Company certifying that such copies are accurate and complete and represent the complete understanding and agreement of the parties with respect to the subject matter thereof.

               (x) The Subordinated Note Agreement Amendment duly executed and delivered by the Company and the holders of the Senior Subordinated Notes.

               (xi) The Senior Credit Agreement Amendment duly executed and delivered by Company, Guarantor, Senior Agent and Banks.

               (xii) The Registration Rights Agreement and each other Document duly executed and delivered by each Restricted Person a party thereto, Collateral Agent and the Purchasers, to the extent a party thereto.

               (xiii) Such other documents as any Purchaser or its counsel may have reasonably requested.

          (b) Closing Transactions. Subject only to the disbursement and application of the proceeds of the Notes, the Closing Transactions shall have occurred and been consummated on the terms set forth in the Documents (or the Collateral Agent shall be satisfied that such transactions will occur and be consummated simultaneously with the Closing Date).

          (c) No Event of Default or Default; Legal Matters. No Event of Default or Default shall have occurred and be continuing or would result from the consummation of the Closing Transactions and all legal matters incident to the purchase of the Initial Notes shall be satisfactory to the Purchasers and their counsel.

          (d) No Litigation. No litigation, arbitration or similar proceeding shall be pending or, to the knowledge of the Company, threatened that purports to affect the validity or enforceability of this Agreement, the other Documents, the Closing Transactions or the transactions contemplated hereby or thereby or that could cause a Material Adverse Effect in the Company or in the ability of any Restricted Person to perform its obligations under any of the Documents to which it is a party.

          (e) Closing Fees and Expenses. Subject to any agreed limitations between the Company and the Purchaser, the Company shall have paid all fees, expenses and disbursements of counsel for the Collateral Agent and the Purchasers with respect to the initial closing of the transactions contemplated by this Agreement.

          (f) Representations and Warranties. The representations and warranties of the Company and each Guarantor under this Agreement and the other Documents shall be true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date).

          (g) Other Matters. All matters related to this Agreement, the other Documents, the Restricted Persons, the Closing Documents and the Closing Transactions shall be reasonably acceptable to each Purchaser, and each Restricted Person shall have delivered to each Purchaser and each Purchaser such evidence as they shall request to substantiate any matters related to this Agreement, the other Documents, the Restricted Persons, the Documents and the Closing Transactions as any Purchaser shall reasonably request.

     4.2. Certificate of Effectiveness. Upon satisfaction or waiver in writing by the Collateral Agent and each Purchaser of each of the conditions set forth in Section 4.1, the Company and the Collateral Agent shall execute the Certificate of Effectiveness. Each Purchaser hereby authorizes the Collateral Agent to execute the Certificate of Effectiveness on its behalf and acknowledges and agrees that the execution of the Certificate of Effectiveness by the Collateral Agent shall be binding on each such Purchaser.

     4.3. Purchase of Additional Notes. The Purchasers shall not be required to purchase any Additional Notes hereunder unless the Company has satisfied each of the following conditions:

          (a)  Closing  Deliveries.  The  Company  shall have  furnished  to the
     Purchasers:

               (i) Copies of the Organizational Documents of each Restricted Person, together with all amendments, and a certificate of good standing, each certified by the appropriate governmental officer in its jurisdiction of incorporation as well as any other information required by Section 326 of the USA PATRIOT ACT or necessary for the Purchasers to verify the identity of each Restricted Person as required by Section 326 of the USA PATRIOT ACT.

               (ii) Copies, certified by the Secretary or other Authorized Officer of each Restricted Person, of its Organizational Documents and, if applicable, its Board of Directors' resolutions and of resolutions or actions of any other body authorizing the execution of the Documents to which such Restricted Person is a party.

               (iii) An incumbency certificate, executed by the Secretary or other Authorized Officer of each Restricted Person, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of each Restricted Person authorized to sign the Documents to which such Restricted Person is a party, upon which certificate the Purchasers shall be entitled to rely until informed of any change in writing by such Restricted Person.

               (iv) A certificate,  signed by the Chief Financial Officer of the
          Company, stating that on the date of the Purchase of the Additional Notes no Default or Event of Default has occurred and is continuing, and after giving effect to the Closing Transactions, the Company shall be in compliance, on a pro forma basis, with the financial covenants set forth in Section 6.7 accompanied by reasonably detailed calculations demonstrating compliance with the such financial covenants.

               (v) A written opinion of the Company's counsel, addressed to the Purchasers in substantially the form of Exhibit D.

               (vi) The Additional Notes to be issued at such Additional Closing Date.

               (vii) Such other documents as any Purchaser or its counsel may have reasonably requested.

          (b) Prior Notice. Each Purchaser shall have received not less than twenty (20) days prior written notice from the Company of the Company's desire to issue and sell to the Purchasers, subject to the terms and conditions set forth herein, Additional Notes. Such prior written notice shall include the proposed Additional Closing Date and the aggregate stated amount of Additional Notes to be issued on such proposed Additional Closing Date.

          (c) No Event of Default or Default; Legal Matters. No Event of Default or Default shall have occurred and be continuing or would result from the consummation of the purchase of the Additional Notes to be issued on such Additional Closing Date and all legal matters incident to the purchase of such Additional Notes shall be reasonably satisfactory to the Purchasers and their counsel.

          (d) No Litigation. No litigation, arbitration or similar proceeding shall be pending or, to the knowledge of the Company, threatened that purports to affect the validity or enforceability of this Agreement, the other Documents, or the transactions contemplated hereby or thereby or that could cause a Material Adverse Effect in the Company or in the ability of any Restricted Person to perform its obligations under any of the Documents to which it is a party.

          (e) Closing Fees and Expenses. The Company shall have paid all documented and reasonable fees, out-of-pocket expenses and disbursements of counsel for the Purchasers with respect to the closing of the purchase of the Additional Notes.

          (f) Representations and Warranties. The representations and warranties of the Company and each Guarantor under this Agreement and the other Documents shall be true and correct in all material respects as of such date, as if then made.

                                   ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------

     To confirm each Purchaser's understanding concerning Restricted Persons and Restricted Persons' businesses, properties and obligations and to induce each Purchaser to enter into this Agreement and to purchase its Notes hereunder, the Company represents and warrants to Collateral Agent and each Purchaser that:

     5.1. Corporate Authority of the Company. The Company is a corporation duly created, validly existing, and in good standing under the laws of the state its incorporation, and is duly qualified and in good standing as foreign corporation in Louisiana and all other jurisdictions where the failure to qualify would have an adverse effect upon its ability to perform its obligations under this Agreement and all Documents to which it is a party. The Company has the corporate power to enter into this Agreement, execute the Documents, and grant the liens and security interests in the Collateral in the manner and for the purpose contemplated by the Security Documents. The Company has the corporate power to perform its obligations hereunder and under the Documents. The execution, delivery, and performance by the Company of the Documents have all been duly authorized by all necessary corporate or company action, and do not and will not result in any violation by the Company of any provision of any law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to the Company, or the articles of incorporation and bylaws of the Company. Except as set forth in the Disclosure Schedule attached hereto, the making and performance by the Company of the Documents do not and will not result in a breach of or constitute a default under any material indenture or loan or credit agreement or any other material agreement or instrument to which the Company is a party or by which it may be bound or affected, or result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than as contemplated by the Security Documents) upon or with respect to any of the properties now owned or hereafter acquired by the Company. Each of the Documents to which the Company is a party constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

     5.2. Financial Reports. As of the date hereof, the most recent filings made with the Commission pursuant to the Exchange Act do not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by such reports. Except as set forth in the Disclosure Schedule, no Material Adverse Effect has occurred since the dates of such filings with respect to the Company and its Subsidiaries, taken as a whole.

     5.3. Title to Mortgaged Properties. As of the date hereof, except as set forth on the Disclosure Schedule attached hereto, the Company has Defensible Title to each of the Mortgaged Properties that has a book cost in excess of $200,000 and, in each case free and clear of all Liens (other than Permitted Liens) (i) Liens for taxes not yet due and payable or, if payable, that are being contested in good faith in the ordinary course of business, (ii) statutory Liens (including materialmen's, mechanic's, repairmen's, landlord's and other similar encumbrances) arising in the ordinary course of business to secure payments not yet due and payable or, if payable, that are being contested in good faith in the ordinary course of business, (iii) easements, restrictions, reservations or other encumbrances, as well as such imperfections or irregularities of title, if any, as are not material, (iv) obligations or duties to any municipality or public authority with respect to any franchise, grant, license or permit and all applicable laws, rules, regulations and orders of any Governmental Authority, (v) all lessors' royalties, overriding royalties, net profits interests, production payments, carried interests, reversionary interests and other burdens on or deductions from the proceeds of production,
(vi) the terms and conditions of joint operating agreements and other oil and gas contracts, (vii) all rights to consent by, required notices to, and filings with or other actions by governmental or tribal entities, if any, in connection with the change of ownership or control of an interest in federal, state, tribal or other domestic governmental oil and gas leases, if the same are customarily obtained subsequent to such change of ownership or control, but only insofar as such consents, notices, filings and other actions relate to the transactions contemplated by this Agreement, (viii) any preferential purchase rights, (ix) required third party consents to assignment, (x) conventional rights of reassignment prior to abandonment and (xi) the terms and provisions of oil and gas leases, unit agreements, pooling agreements, and other documents creating interests comprising the Mortgaged Properties; provided, however, the exceptions described in clauses (iv) through (xi) inclusive above are qualified to include only those exceptions in each case which do not operate to (A) reduce the net revenue interest of the Company below that set forth on the Disclosure Schedule,
(B) increase the proportionate share of costs and expenses of leasehold operations attributable to or to be borne by the working interest of the Company above that set forth on the Disclosure Schedule without a proportionate increase in the net revenue interest of the Company or (C) increase the working interest of the Company above that set forth on the Disclosure Schedule without a proportionate increase in the net revenue interest of the Company, and, provided, further, that the foregoing defects, limitations, liens and encumbrances, whether individually material or not, do not in the aggregate create a Material Adverse Effect upon the Company (the categories of exceptions in clauses (iv) through

(xi), as so qualified and as any such exceptions may exist from time to time, being referred to as the "Designated Title Exceptions"). The Mortgages constitute a legal, valid and perfected Lien on the property interests covered thereby, subject only to Designated Title Exceptions, Permitted Liens, and matters disclosed on the Disclosure Schedule. Further, as of the date hereof, the Mortgaged Properties constitute not less than ninety percent (90%) of the net present value of the proved reserves of the Oil and Gas Properties owned by the Company and the Guarantors, taken as a whole, as of the Closing Date which are included in the Borrowing Base as of the Closing Date.

     5.4. Litigation. Other than as set forth in the Disclosure Schedule as of the date hereof, there are no legal actions, suits or proceedings pending or, to the best knowledge of the Company, threatened against or affecting the Company, or any of its properties before any court or administrative agency (federal, state or local), which could reasonably be expected to constitute a Material Adverse Effect, and there are no judgments or decrees affecting the Company, or its property (including, without limitation, the Collateral) which are or could reasonably be expected to become a Lien against such property (other than a Designated Title Exception or a Permitted Lien).

     5.5. Approvals. No authorization, consent, approval or formal exemption of, nor any filing or registration with, any governmental body or regulatory authority (federal, state or local), and no vote, consent or approval of the shareholders of the Company is or will be required in connection with the execution and delivery by the Company of the Documents or the performance by the Company of its obligations hereunder and under the other Documents, except to the extent obtained.

     5.6. Required Insurance. The Company maintains insurance with insurance companies in such amounts and against such risks as is usually carried by owners of similar businesses and properties in the same general areas in which Company operates.

     5.7. Licenses. The Company possesses adequate franchises, licenses and permits to own its properties and to carry on its business as presently conducted, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     5.8. Adverse Agreements. Except as described in the Disclosure Schedule, the Company is not a party to any agreement or instrument, nor subject to any charter or other restriction, materially and adversely affecting the business, properties, assets, or operations of the Company or its condition (financial or otherwise), and the Company is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party, which default would constitute a Material Adverse Effect.

     5.9. Default or Event of Default. No Default or Event of Default hereunder has occurred and is continuing or will occur as a result of the giving effect hereto.

     5.10. Employee Benefit Plans. Each employee benefit plan as to which the Company may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event (as defined in ERISA) has occurred and is continuing with respect to any such plan, (ii) the Company has not withdrawn from any such plan or initiated steps to do so, and (iii) no steps have been taken to terminate any such plan.

     5.11. Investment Company Act. The Company is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     5.12. Public Utility Holding Company Act. The Company is not a "holding company," or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     5.13. Regulations X, T and U. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations X, T and U of the Board of Governors of the Federal Reserve System), and none of the proceeds of the issuance of the Notes will be used for the purpose of purchasing or carrying such margin stock.

     5.14. Location of Offices and Records. As of the date hereof, the chief place of business of the Company, and the office where the Company keeps all of its records concerning the Collateral, is 14701 St. Mary's Lane, Suite 800, Houston, Texas 77079.

     5.15. Patriot Act. To the extent applicable, each Restricted Person is in compliance, in all material respects, with the (i) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the Untied States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001) (the "Act"). No part of the proceeds of the issuance of the Notes will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

     5.16. Environmental Matters. Except as previously disclosed to the Agent in writing or as could not reasonably be expected to result in a Material Adverse
Effect:

          (a) To the best of Company's knowledge and belief after due inquiry, Company is in compliance with all applicable Environmental Laws;

          (b) To the best of Company's knowledge and belief after due inquiry, Company has obtained all consents and permits required under all applicable Environmental Laws to operate its business as presently conducted or as proposed to be conducted and all such consents and permits are in full force and effect and Company is in compliance with all terms and conditions of such approvals;

          (c) To the best of Company's knowledge and belief after due inquiry, neither Company nor any of the present property or operations of Company is subject to any order from or agreement with any Governmental Authority or private party respecting (i) failure to comply with any Environmental Law or any Remedial Action or (ii) any Environmental Liabilities arising from the Release or threatened Release except those orders and agreements with which Company has complied;

          (d) To the best of Company's knowledge and belief after due inquiry, none of the operations of Company is subject to any judicial or administrative proceeding alleging a violation of, or liability under, any Environmental Law;

          (e) None of the operations of Company, to its best knowledge after due inquiry, is the subject of any investigation by any Governmental Authority evaluating whether any Remedial Action is needed to respond to a Release or threatened Release;

          (f) Company has not been required to file any notice under any Environmental Law indicating past or present treatment, storage or disposal of a hazardous waste as defined by 40 CFR Part 261 or any state or local equivalent which could reasonably be expected to have a Material Adverse Effect;

          (g) Company has not been required to file any notice under any applicable Environmental Law reporting a Release which could reasonably be expected to have a Material Adverse Effect;

          (h) There is not now, nor, to the best knowledge of Company, has there ever been, on or in any property of Company:

               (i) any unauthorized generation, treatment, recycling, storage or disposal of any hazardous waste as defined by 40 CFR Part 261 or any state or local equivalent,

               (ii) any underground storage tanks or surface impoundments without proper permits,

               (iii) any asbestos - containing material, or

               (iv) any polychlorinated biphenyls (PCBs) used in hydraulic oils, electrical transformers or other equipment;

          (i) There have been no written commitments or agreements involving Company from or with any Governmental Authority or any private entity (including, without limitation, the owner of the Mortgaged Properties or any portion thereof) relating to the generation, storage, treatment, presence, Release, or threatened Release which could reasonably be expected to have a Material Adverse Effect on or into any of the properties of Company or the environment (including off-site disposal of Hazardous Materials) or any Remedial Action with respect thereto in non-compliance or violation of any Environmental Law;

          (j) Company has not received any written notice or claim to the effect that it is or may be liable to any Person as a result of the Release or threatened Release which could reasonably be expected to have a Material Adverse Effect;

          (k) To the best of Company's knowledge and belief after due inquiry, Company has no known liability in connection with any material Release or material threatened Release which could reasonably be expected to have a Material Adverse Effect;

          (l) After due inquiry, no Environmental Lien has attached (and continues to attach) to any properties of Company, provided that no breach of this Section 5.16(l) shall occur if the same is discharged within thirty days after the attachment thereof or an appeal or other appropriate proceeding for review thereof is taken within said thirty day period and/or a stay of execution pending such appeal is obtained; and

          (m) To the Company's best knowledge after due inquiry, there have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of Company in relation to any violation of Environmental Laws which violation could reasonably be expected to have a Material Adverse Effect in relation to any properties or facility now or previously owned or leased by Company which have not been made available to the Holders.

     5.17. Solvency of the Company. The Company is and after consummation of the transactions contemplated by this Agreement (including the purchase and sale of the Notes), and after giving effect to all obligations incurred by the Company in connection herewith, will be, Solvent.

     5.18. Governmental Requirements. The Collateral is in compliance with all current Governmental Requirements affecting the said property, except where failure could not reasonably be expected to have a Material Adverse Effect.

     5.19. Corporate Authority of the Guarantor. The Guarantor is a corporation duly created, validly existing, and in good standing under the laws of the state of its incorporation, and is duly qualified and in good standing as foreign corporation in all other jurisdictions where the failure to qualify would have an adverse effect upon its ability to perform its obligations under this Agreement and all Documents to which it is a party. The Guarantor has the corporate power to enter into this Agreement and the Guaranty. The Guarantor has the power to perform its obligations hereunder and under the Documents to which it is a party. The making and performance by the Guarantor of the Documents to which it is a party have all been duly authorized by all necessary corporate or company action, and do not and will not violate any provision of any law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to the Guarantor, or the Organizational Documents of the Guarantor. The making and performance by the Guarantor of the Documents to which it is a party do not and will not result in a breach of or constitute a default under any material indenture or loan or credit agreement or any other material agreement or instrument to which the Guarantor is a party or by which it may be bound or affected, or result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than as contemplated by the Security Documents) upon or with respect to any of the properties now owned or hereafter acquired by the Guarantor, and the Guarantor is not in default under or in violation of any such order, writ, judgment, decree, determination, award, indenture, agreement or instrument to the extent any such default or violation could reasonably be expected to have a Material Adverse Effect. Each of the Documents to which the Guarantor is a party constitutes a legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms.

     5.20. Subordinated Note Agreement. The Company represents and warrants that it is not in default under the Subordinated Note Agreement, and that, after giving effect to the Subordinated Note Agreement Amendment, no such default will occur as a result of Company's execution of this Agreement, and its incurrence of obligations hereunder.

     5.21. Security Agreement. As of the date hereof, the Security Agreement constitutes a second priority security interest in one hundred percent (100%) of the issued and outstanding Capital Stock of the Guarantor, and there are no other Liens affecting the said Capital Stock except for a Lien granted by Company as security for the Obligations evidenced by the Senior Credit Documents.

     5.22. Closing Date Borrowing Base and Quarterly Reduction. As of the Closing Date, the Borrowing Base is $28,000,000 and the Quarterly Reduction is $3,000,000.

     5.23. Survival of Representations and Warranties. The Company understands and agrees that the Collateral Agent and the Holders are relying upon the above representations and warranties in purchasing the Notes from the Company. The Company further agrees that the foregoing representations and warranties shall be true and correct in all material respects as of the date(s) made or deemed made and shall remain in full force and effect until such time as the Indebtedness shall be paid in full, or until this Agreement shall be terminated, whichever is the last to occur.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS
                              ---------------------

     To conform with the terms and conditions under which the Purchasers are willing to purchase the Notes from the Company, and to induce each Purchaser to enter into this Agreement and to purchase its Notes hereunder, the Company warrants, covenants and agrees that until the full and final payment of the Indebtedness and the termination of this Agreement, unless Majority Holders have previously agreed otherwise:

     6.1. Financial Statements; Other Reporting Requirements. If requested by the Majority Holders (and only if and only for so long as such statements and reports are requested by the Majority Holders) the Company will furnish or cause to be furnished to the Collateral Agent (and or its attorneys or any Holder as specified by the Majority Holders (but in any event not more than three (3) Holders)):

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

          (a) within one hundred twenty (120) days following the close of fiscal year of the Company, audited consolidated financial statements of the Company consisting of a balance sheet as at the end of such fiscal year and statements of income, and statements of cash flow for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, certified by independent certified public accountants of recognized standing acceptable to the Majority Holders (such acceptance not to be unreasonably withheld),

          (b) within forty-five (45) days following the close of each calendar quarter, interim consolidated financial statements of the Company, consisting of a balance sheet as of the end of such quarter and statements of income and cash flow, certified as true and correct by the Company's chief financial officer as having been prepared in accordance with GAAP consistently applied,

          (c) upon each submission of the financial statements required by (a) and (b) above, a compliance certificate signed by the chief financial officer of the Company in the form attached hereto as Exhibit B, certifying that he has reviewed this Agreement and to the best of his knowledge no Default or Event of Default has occurred, or if such Default or Event of Default has occurred, specifying the nature and extent thereof, that all financial covenants in this Agreement have been met, and providing a computation of all financial covenants contained herein, and details of any waivers, amendments, or modifications of any covenant contained in this Agreement, and said certificate shall include a schedule of all Hedging Agreements,

          (d) within thirty-five (35) days after the end of each month, the unaudited consolidated balance sheets of the Company and its Subsidiaries as at the end of such month and the related consolidated statements of income and stockholders' equity and cash flows for such month and in each case for the period from the beginning of the then current fiscal year to the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified by the chief financial officer of the Company that they fairly present in all material respects the financial condition of the Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments,

          (e) as soon as available and in any event within thirty (30) days after filing, a copy of the Company's federal tax returns,

          (f) by March 31st of each year, a third party engineering report (at Company's expense) dated as of the preceding December 31 covering Oil and Gas Properties included or to be included in the Borrowing Base, in form and substance reasonably satisfactory to the Collateral Agent, prepared by independent petroleum engineers chosen by Company and reasonably acceptable to the Collateral Agent,

          (g) as soon as available and in any event within forty-five (45) days after the end of each quarter, the following reports and data: reports of production (attributable to Oil and Gas Properties included or to be included in the Borrowing Base under the Senior Credit Agreement), commodity prices, sales revenues, operating expenses for the Leases evaluated for determination of the Borrowing Base, and production taxes, in form and content reasonably acceptable to the Majority Holders,

          (h) as soon as available and in any event by September 30th of each year, an internally prepared engineering report covering Oil and Gas Properties included or to be included in the Borrowing Base and dated as of no earlier than the preceding June 30, in form and content reasonably satisfactory to the Majority Holders,

          (i) as soon as delivered, copies of any engineering report covering the Oil and Gas Properties of any Restricted Person delivered to the Senior Agent or the Banks pursuant to the Senior Credit Agreement, and upon any Holder's request and within 10 days of such request, copies of any financial or other report or notice delivered to the Senior Agent or the Banks pursuant to the Senior Credit Agreement not otherwise delivered to the Holders pursuant to this Section 6.1, and

          (j) subject to Section 6.13, such other financial information or other information concerning the Company as the Collateral Agent and/or the Holders may reasonably request from time to time.

     6.2. Notice of Default; Litigation; ERISA Matters. At any time during which the Collateral Agent requested that the Company deliver such notices, the Company will give written notice to the Collateral Agent as soon as reasonably possible and in no event more than five (5) Business Days of (i) the occurrence of any Default or Event of Default hereunder of which it has knowledge, (ii) the filing of any actions, suits or proceedings against the Company in any court or before any governmental authority or tribunal of which it has knowledge, which could reasonably be expected to cause a Material Adverse Effect with respect to the Company, (iii) the occurrence of a reportable event under, or the institution of steps by the Company to withdraw from, or the institution of any steps to terminate, any employee benefit plan as to which the Company may have liability, or (iv) the occurrence of any other action, event or condition of any nature of which it has knowledge which could reasonably be expected to cause, or lead to, or result in, any Material Adverse Effect to the Company.

     6.3. Maintenance of Existence, Properties and Liens. The Company will (i) continue to engage in the Subject Business and other business activities reasonably related to thereto; (ii) maintain its existence and good standing in each jurisdiction in which it is required to be qualified; (iii) keep and maintain all franchises, licenses and properties necessary in the conduct of its business in good order and condition, except to the extent the failure to do so could not reasonably be expected to cause a Material Adverse Effect; (iv) duly observe and conform to all material requirements of any Governmental Authorities relative to the conduct of its business or the operation of its properties or assets, except to the extent the failure to do so could not reasonably be expected to cause a Material Adverse Effect; and (v) the Company will maintain in favor of the Collateral Agent for the ratable benefit of the Holders a perfected Lien and security interest in the Collateral, subject only to Permitted Liens and Designated Title Exceptions.

     6.4. Taxes. The Company shall pay or cause to be paid when due, all taxes, local and special assessments, and governmental charges of every type and description, that may from time to time be imposed, assessed and levied against its properties. The Company further agrees to furnish the Holders with evidence that such taxes, assessments, and governmental and other charges due by the Company have been paid in full and in a timely manner, if such data is requested by the Holders. Notwithstanding the foregoing, the Company may withhold any such payment or elect to contest any Lien (other than the Lien securing the Indebtedness) if the Company is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as the Collateral Agent's interest in the Collateral is not jeopardized.

     6.5. Compliance with Environmental Laws. The Company shall comply with and shall use reasonable commercial efforts to cause all of its employees, agents, invitees or sublessees (while such Persons are acting within the scope of their relationship with the Company) to (i) comply with all Environmental Laws with respect to the disposal of Hazardous Materials, (ii) pay immediately when due the cost of removal of any such Hazardous Materials, and (iii) keep the Company's properties free of any lien imposed pursuant to any Environmental Laws, provided that no breach of this Section 6.5 shall occur if (a) the same is discharged within thirty (30) days after the Company is notified of non-compliance or an appeal or appropriate proceedings for review thereof is taken within such period and Company is not obligated to comply pending such appeal or other appropriate proceedings or (b) failure to do so could not reasonably be expected to have a Material Adverse Effect.

The Company shall give notice to the Collateral Agent as soon as reasonably possible and in no event more than five (5) days after it receives any compliance orders, environmental citations, or other notices from any Governmental Authority relating to any Environmental Liabilities relating to its properties or elsewhere which may reasonably be expected to result in a Default of Event of Default; the Company agrees to take any and all reasonable steps, and to perform any and all reasonable actions necessary or appropriate to promptly comply with any such citations, compliance orders or Environmental Laws requiring the Company to remove, treat or dispose of such Hazardous Materials, and, upon the Collateral Agent's request, to provide the Collateral Agent with satisfactory evidence of such compliance in excess of $500,000; provided, however, that nothing contained herein shall preclude the Company from contesting any such compliance orders or citations if such contest is made in good faith, appropriate reserves are established for the payment for the cost of compliance therewith, and the Collateral Agent's security interest in any such property affected thereby (or the priority thereof) is not jeopardized.

Regardless of whether any Event of Default hereunder shall have occurred and be continuing, the Company (i) releases and waives any present or future claims against the Collateral Agent and each Holder for indemnity or contribution in the event the Company becomes liable for any Environmental Lien and/or Remedial Action, and (ii) agrees to defend, indemnify and hold harmless Collateral Agent and each Holder from any and all liabilities (including strict liability), actions, demands, penalties, losses, costs or expenses (including, without limitation, reasonable attorneys fees and remedial costs), suits, administrative orders, agency demand letters, costs of any settlement or judgment and claims of any and every kind whatsoever which may now or in the future (whether before or after the termination of this Agreement) be paid, incurred, or suffered by, or asserted against Collateral Agent or any Holder by any Person or Governmental Authority for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, or release from or onto the property of the Company or any of its Subsidiaries of any Hazardous Materials, regulated by any Environmental Laws, contamination resulting therefrom, or arising out of, or resulting from, the environmental condition of such property or the applicability of any Environmental Laws relating to hazardous materials (including, without limitation, CERCLA or any so called federal, state or local "super fund" or "super lien" laws, statute, ordinance, code, rule, regulation, order or decree) regardless of whether or not caused by or within the control of Collateral Agent or any Holder (the costs and/or liabilities described in (i) and (ii) above being hereinafter referred to as the "Environmental Liabilities"). THE COVENANTS AND INDEMNITIES CONTAINED IN THIS SECTION 6.5 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, BUT EXCLUDING ALL INDEMNITY MATTERS ARISING BY REASON OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF ANY INDEMNIFIED PARTY; AND, PROVIDED, HOWEVER, NO RELEASE, WAIVER, DEFENSE OR INDEMNITY SHALL BE AFFORDED UNDER THIS SECTION 6.5 IN RESPECT OF ANY PROPERTY FOR ANY OCCURRENCE ARISING FROM THE ACTS OR OMISSIONS OF THE COLLATERAL AGENT AND/OR THE HOLDERS OR THEIR AGENTS OR REPRESENTATIVES DURING THE PERIOD AFTER WHICH SUCH PERSON, ITS SUCCESSORS OR ASSIGNS, OR ITS AGENTS OR REPRESENTATIVES, SHALL HAVE OBTAINED OWNERSHIP, OPERATION OR POSSESSION OF SUCH PROPERTY (WHETHER BY FORECLOSURE OR DEED IN LIEU OF FORECLOSURE, AS MORTGAGEE-IN-POSSESSION OR OTHERWISE).

     6.6. Further Assurances. The Company will, at any time and from time to time, execute and deliver such further instruments and take such further action as may reasonably be requested by the Collateral Agent, in order to cure any defects in the execution and delivery of, or to comply with or accomplish the covenants and agreements contained in this Agreement or the Security Documents.

     6.7. Financial Covenants. The Company shall comply with the following covenants and ratios:

          (a) Maximum Debt to EBITDA Ratio. The Company shall maintain as of the last day of each Fiscal Quarter a ratio of Total Recourse Debt as of such day to EBITDA for the four Fiscal Quarter Period ending on such day of not more than 3.50 to 1.0. For the purposes of this covenant, EBITDA shall not include the net revenue attributable to assets pledged to secure
     Non-Recourse Indebtedness. The term "Total Recourse Debt" shall mean Company's consolidated Debt excluding Non-Recourse Indebtedness and Debt of any Unrestricted Subsidiary.

          (b) EBITDA to Interest Expense Ratio. The Company shall maintain as of the last day of each Fiscal Quarter a ratio of EBITDA for the four Fiscal Quarter Period ending on such day to Interest Expense for such period of at least 2.50 to 1.0.

          (c) Tangible Net Worth. As of April 30, 2005, the Tangible Net Worth of the Company shall be greater than or equal to the sum of (i) the Tangible Net Worth of the Company as of September 30, 2004 plus (ii) $12,500,000.

     6.8. Operations. The Company shall conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable Laws, respecting its properties, charters, businesses and operations, including compliance with all minimum funding standards and other requirements of ERISA, and other laws applicable to any employee benefit plans which they may have, except to the extent the failure to do so could not reasonably be expected to cause a Material Adverse Effect.

     6.9. Change of Location. The Company shall, within ten (10) Business Days prior to any such change, notify the Collateral Agent in writing of any proposed change in the location of its chief executive office.

     6.10. Employee Benefit Plans. The Company will maintain each employee benefit plan as to which it may have any liability, in material compliance with all applicable requirements of law and regulations.

     6.11. Field Audits; Other Information. Upon reasonable prior notice (unless an Event of Default has occurred and is continuing in which event no such notice shall be required) , the Company shall allow the Collateral Agent's employees and agents access to its books and records and properties during normal business hours to perform field audits from time to time. The Company shall pay all reasonable costs and expenses associated with such field audits. The Company will provide the Collateral Agent with such other information as the Collateral Agent may reasonably request from time to time, subject in all cases to any confidentiality restrictions that may be applicable to the Company and its Subsidiaries and to any confidentiality restrictions that the Company reasonably imposes on the Persons receiving such information; provided, however, that neither the Company nor any of its Subsidiaries shall be required to disclose to the Collateral Agent or any agents or representatives thereof any information which is the subject of attorney-client privilege or attorney's work product privilege properly asserted by the applicable Person to prevent the loss of such privilege in connection with such information; and provided, further, that the Company will use commercially reasonable efforts to furnish such information (excluding information covered by confidentiality restrictions in agreements relating to seismic, geologic or geophysical data or similar technical and business matters relating to the exploration for oil and gas), which requirement shall be satisfied if the Collateral Agent is offered the opportunity to review such confidential information by executing or otherwise becoming a party to the confidentiality restrictions on substantially the same terms (including any standstill provisions) as are applicable to the Company.

     6.12. Insurance. The Company shall maintain in effect all insurance required by this Agreement and the Security Documents, and the Company agrees to comply with the requirements of Section 5.6 above. The Company agrees to provide the Collateral Agent with certificates or binders evidencing such insurance coverage on an annual basis, and, if requested by the Collateral Agent, the Company further agrees to promptly furnish the Collateral Agent with copies of all renewal notices and copies of receipts for paid premiums. The Company shall provide the Collateral Agent with certificates or binders evidencing insurance coverage pursuant to all renewal or replacement policies of insurance no later than fifteen (15) days before any such existing policy or policies should expire.

     6.13. Subsidiaries. The Company agrees that any Subsidiary (excluding Unrestricted Subsidiaries, if any) of the Company formed by or on behalf of the Company after the date of this Agreement shall execute a guaranty of the Indebtedness (in a form substantially similar to the Guaranty) and all of the Capital Stock of such Subsidiary shall be owned by Company or a Guarantor and Company shall comply, and shall cause such Subsidiary to comply with Section
6.15 promptly after the formation of such Subsidiary.

     6.14. Disclosure Requirements. Prior to November 4, the Company shall file a Current Report on Form 8-K with the Commission describing the terms of the transactions contemplated herein and including as exhibits to such Current Report on Form 8-K this Agreement and the exhibits to this Agreement in the form and to the extent required by the Exchange Act. In the event Company elects to satisfy all or any part of the Indebtedness due on the Maturity Date or any Voluntary Redemption Date by the issuance of shares of Common Stock pursuant to Sections 3.5 or 3.6, respectively, Company shall, concurrently with the delivery of the Stock Payment Notice required under Sections 3.5 or 3.6, as the case may be, disclose to the public that such payment may be made by the issuance of such Common Stock by the filing of a Form 8-K with the Commission containing such information including the maximum number of shares that may be issued on the Maturity Date or such Voluntary Redemption Date, as the case may be to the extent substantially the same information (or the Company's intent or plans with respect thereto) has not been "previously reported" as contemplated by General Instruction B3 to Form 8-K.

     6.15. Collateral.

          (a) At all times the Indebtedness shall be secured by Liens in favor of the Collateral Agent for the benefit of the Holders (subject only to the first and prior Lien securing the obligations and other liabilities permitted under Section 7.5(l) and the other Permitted Liens) covering and encumbering any and all Oil and Gas Properties (and other assets and properties) of the Restricted Persons securing the obligations and other liabilities permitted under Section 7.5(l), including the issued and outstanding Capital Stock of each Subsidiary of the Company securing such obligations. Notwithstanding the forgoing, in the event the Tangible Net Worth of any Guarantor (calculated with respect to CCBM without including the Capital Stock of Pinnacle so long as Pinnacle is not a Subsidiary of the Company) exceeds 3% or more of the Tangible Net Worth of the Company and its Subsidiaries, on a consolidated basis, the Company shall cause such Guarantor to execute and deliver to Collateral Agent, for the benefit of each Holder, Mortgages in form and substance reasonably acceptable to the Collateral Agent and substantially similar to the corresponding Senior Credit Document and duly executed by such Guarantor together with such other assignments, conveyances, amendments, agreements and other writings (each duly authorized and executed) as Collateral Agent shall reasonably deem necessary or appropriate to grant, evidence and perfect the Liens in the assets and properties of such Guarantor (provided that in no event shall the Capital Stock of Pinnacle be pledged as Collateral so long as Pinnacle is not a Subsidiary of the Company).

          (b) To the  extent  necessary  to comply  with the first  sentence  of
     Section 6.15(a), Company or any other Restricted Person, as the case may be, shall execute and deliver to Collateral Agent, for the ratable benefit of each Holder, Mortgages in form and substance reasonably acceptable to Collateral Agent and substantially similar to the corresponding Senior Credit Document and duly executed by any such Restricted Persons together with such other assignments, conveyances, amendments, agreements and other writings (each duly authorized and executed) as Collateral Agent shall deem necessary or appropriate to grant, evidence and perfect the Liens required by this Section 6.15.

          (c) To the  extent  necessary  to comply  with the first  sentence  of
     Section 6.15(a), and, if earlier, within 10 days after the execution and delivery of any security instrument, agreement, mortgage or deed of trust covering or encumbering any Oil and Gas Properties to secure any Indebtedness permitted under Section 7.5(l) not otherwise subject to a Lien in favor of Collateral Agent to secure the Indebtedness, Company or each other Restricted Person, as the case may be, shall execute and deliver to Collateral Agent, for the ratable benefit of each Holder, Mortgages, in form and substance reasonably acceptable to Collateral Agent and substantially similar to the corresponding Senior Credit Document, duly executed by any such Restricted Person together with such other assignments, conveyances, amendments, agreements and other writings (each duly authorized and executed) as Collateral Agent shall reasonably deem necessary or appropriate to grant, evidence and perfect the Liens required by this Section.

          (d) Subject to Section 6.17, on or before 30 days after the Closing Date and at any time thereafter that Company or any of its Subsidiaries is required to execute and deliver Mortgages to Collateral Agent pursuant to
     Section 6.15(a), the Company shall also deliver to Collateral Agent, within 20 days after delivery of such Mortgages to Collateral Agent, evidence of title reasonably satisfactory to Collateral Agent to verify such Restricted Person's title to not less than ninety percent (90%) of the net present value of the proved reserves of the Oil and Gas Properties subject to such Mortgages. With respect to such Restricted Person's title to such Property, such evidence may include check stubs, revenue receipts or other evidence that the Company or such Restricted Person has been receiving proceeds of production for a reasonable length of time without interruption or challenge, as well as joint interest billings or other evidence of the costs and expenses of operations paid by the Company or such Restricted Person.

          (e) On the date hereof and at the time hereafter that any Subsidiary of any Company is created or acquired (other than an Unrestricted Subsidiary) and to the extent such Restricted Person is required to do so pursuant to the Senior Credit Documents, the Company and any Subsidiaries of the Company (as applicable) shall execute and deliver to Collateral Agent for the ratable benefit of each Holder (or to the

     Senior Agent (or the Collateral Agent if the Obligations under the Senior Credit Documents have been paid in full and the obligations of the lenders under the Senior Credit Agreement has been terminated) in the case of the certificates described below), a stock pledge agreement in form and substance reasonably acceptable to Collateral Agent and substantially similarly to the corresponding Senior Credit Document from such Company and/or its Subsidiaries (as applicable) covering the Capital Stock in all such Subsidiaries, together with all certificates (or other evidence acceptable to Collateral Agent) evidencing the issued and outstanding Capital Stock of each such Subsidiary of every class owned by the Company or such Subsidiary (as applicable) which, if certificated, shall be duly endorsed or accompanied by stock powers executed in blank (as applicable), as Collateral Agent shall deem necessary or appropriate to grant, evidence and perfect the Liens required by Section 6.15(a) in the issued and outstanding Capital Stock of each such Subsidiary.

     6.16. Amendment of Disclosure Schedule. In connection with each issuance of Additional Notes, the Company shall, subject to the approval of the Majority Holders (which approval shall not be unreasonably withheld), amend and restate the Disclosure Schedule to the extent necessary to make the representations and warranties set forth in Section 5 true and correct after giving effect to the issuance of such Additional Notes and any other transactions to be consummated in connection therewith.

     6.17. Post Closing Requirements. The Company agrees that within ninety (90) days from the execution of this Agreement, the Company shall (i) satisfy the requirements set forth in Section 12.17 of the Senior Credit Agreement as in effect on the date hereof and (ii) to the extent not included pursuant to the immediately preceding clause (i) satisfy the requirements set forth on Schedule 6.17.

     6.18. Investment Base Determination and Borrowing Base. By April 15th and October 15th of each year commencing April 15, 2005, and at any other time (including prior to April 15, 2005) the Borrowing Base is subject to redetermination under the Senior Credit Agreement the Company shall deliver to the Collateral Agent (or its counsel if requested by written notice from the Collateral Agent to the Company delivered not less than ten days prior to such date), a proposed Investment Base calculated based on the Engineering Report described in Sections 6.1(f) and 6.1(h), respectively, and in accordance with the methodology and risk percentages set forth on the attached Annex A. The Collateral Agent (or its counsel, as the case may be) shall notify the Company in writing within seven (7) days of the receipt of such proposed Investment Base whether such proposed Investment Base has been approved or rejected, (which approval or rejection shall be made by the Majority Holders) and if such proposed Investment Base is approved by the Majority Holders or no written notice of approval or rejection is received by the Company from the Collateral Agent (or its counsel, as the case may be) within such seven (7) day period such proposed Investment Base shall be the Investment Base until the next redetermination of the Investment Base in accordance with this Section 6.18. In the event the proposed Investment Base is rejected by the Majority Holders and the Company and the Majority Holders cannot agree on the amount of the Investment Base within seven (7) days after the delivery to the Company of written notice of such rejection by the Collateral Agent (or its counsel, as the case may be), the redetermined Investment Base shall be the Borrowing Base until the next redetermination of the Investment Base in accordance with this Section
6.18. As soon as practicable and in any event within ten (10) days after the receipt by the Company of notice of any redetermination of the Borrowing Base or Quarterly Reduction, the Company shall notify the Collateral Agent of such redetermined amount of the Borrowing Base and/or Quarterly Reduction.

                                  ARTICLE VII

                               NEGATIVE COVENANTS
                               ------------------

     To conform with the terms and conditions under which each Purchaser is willing to purchase the Notes from the Company, and to induce each Purchaser to enter into this Agreement to purchase the Notes, the Company warrants, covenants and agrees that until the full and final payment of the Indebtedness and the termination of this Agreement, unless Majority Holders have previously agreed otherwise:

     7.1. Limitations on Fundamental Changes. Without the prior written consent of the Majority Holders, the Company shall not form, or permit any other Restricted Person to form, any Subsidiary (excluding Unrestricted Subsidiaries) that does not comply with Section 6.13, nor shall the Company consummate, or permit any Guarantor to liquidate or dissolve itself (or suffer any liquidation or dissolution).

     7.2. Disposition of Assets. Neither Company nor any Guarantor shall convey, sell, lease, assign, transfer or otherwise dispose of, any of its property or assets to which the Banks have included a value in the Borrowing Base in excess of $5,000,000 in any fiscal year of the Company; provided that to the extent the proceeds of such sales are cash, such proceeds are applied to the payment of the Obligations evidenced by the Senior Credit Documents in accordance with, and to the extent required by, Section 13.2 of the Senior Credit Agreement as in effect on the date hereof, without amendment or waiver of any of the terms thereof. Notwithstanding the foregoing, this Section 7.2 shall not prohibit the consummation of sales of assets and properties constituting a Change of Control provided the Company complies with Section 3.5(b) with respect to such Change of Control.

     7.3. Repurchase of Stock; Dividends. The Company shall not, nor shall it permit any other Restricted Person to, (i) repurchase or redeem for cash any of its Common Stock (except for repurchases and redemption of Registrable Securities pursuant to the Registration Rights Agreement) or (ii) pay any dividends or distributions, without the prior written consent of the Majority Holders; provided, however, that (a) so long as no Measurement Period is then in effect, the Company may declare and pay dividends consisting entirely of Capital Stock of the Company (other than Disqualified Stock), (b) the Company may make cash payments in lieu of fractional shares in an aggregate amount not exceeding $100,000, (c) the Company may declare and pay distributions effecting "poison pill" rights plans provided that any securities or rights so distributed have a nominal fair market value at the time of declaration and (d) any Subsidiary may pay dividends to the Company or any other wholly-owned Subsidiary of the Company.

     7.4. Liens; Negative Pledge. The Company shall not, nor shall it permit any other Restricted Person to, create, incur, assume or permit to exist any Liens on any of its property now owned or hereafter acquired, except for the following (hereinafter referred to as the "Permitted Liens"):

          (a) Liens for taxes, assessments, or other governmental charges not yet due or which are being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserves as shall be required by GAAP shall have been made therefor;

          (b) Liens of landlords, vendors, carriers, warehousemen, mechanics, laborers, materialmen and other Liens arising by law in the ordinary course of business for sums either not yet due or being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by GAAP shall have been made therefor;

          (c) Inchoate liens arising under ERISA to secure the contingent liabilities, if any, permitted by this Agreement;

          (d) Liens  created by the  Security  Documents  and any other Liens in
     favor  of  the   Collateral   Agent   and/or  the  Holders  to  secure  the
     Indebtedness;

          (e) Liens granted prior to the date of this Agreement to secure Non-Recourse Indebtedness, and/or Liens granted after the date of this Agreement to secure Non-Recourse Indebtedness;

          (f) Liens existing on the date hereof and set forth in the Disclosure Schedule, provided that such Liens shall secure only those obligations which they secure on the date hereof;

          (g) Pledges and deposits made in the ordinary course of business in compliance with workmen's compensation, unemployment insurance and other social security laws or regulations;

          (h) Deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than capital lease obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (i) Zoning restrictions, easements, licenses, covenants, conditions, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business and minor irregularities of title that, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries;

          (j) Deposits, encumbrances or pledges to secure payments of workmen's compensation and other payments, public liability, unemployment and other insurance, old-age pensions or other social security obligations, or the performance of bids, tenders, leases, contracts (other than contracts for the payment of money), public or statutory obligations, surety, stay or appeal bonds, or other similar obligations arising in the ordinary course of business;

          (k) Any Designated Title Exceptions which are incurred in the ordinary course of business and would not materially adversely affect the operations of the Company or otherwise in the aggregate have a Material Adverse Effect;

          (l) Any Lien securing Purchase Money Debt, provided that, (i) such Lien is incurred, and the Debt secured thereby is created, within 180 days after the acquisition (or completion of construction) of the property or assets subject thereto, (ii) the Debt secured thereby does not include any other Debt that is not from the same financing source, (iii) such Lien encumbers only such acquired (or constructed) property or assets of the Company or any Subsidiary and (iv) such Lien does not affect any of the Mortgaged Properties included in the determination of the Borrowing Base;

          (m) Any Lien existing on any property or asset (together with any receivables, intangibles and proceeds related thereto) prior to the acquisition thereof by the Company or any Subsidiary, provided that (i) such Lien is not created in contemplation of or in connection with such acquisition and (ii) such Lien does not apply to any other property or assets of the Company or any Subsidiary; and provided, further, that (x) such Liens do not secure any Debt or other obligation not permitted under this Agreement, and (y) such Liens do not affect any of the Mortgaged Properties included in the determination of the Borrowing Base;

          (n) Liens securing Purchase Money Debt and Capital Lease Obligations in real property, improvements thereto or equipment hereafter acquired (or, in the case of improvements, constructed) by the Company or any Subsidiary (together with any receivables, intangibles and proceeds related thereto), provided that (i) such security interests secure Debt permitted by Section 7.5(k)(i), (ii) such security interests are incurred, and the Debt secured thereby is created, within 180 days after such acquisition (or completion of construction), (iii) such security interests do not apply to any other property or assets of the Company or any Subsidiary, and (iv) such security interests do not affect any of the Mortgaged Properties included in the determination of the Borrowing Base;

          (o) Liens arising out of judgments or awards in respect of which the Company shall in good faith be prosecuting an appeal or proceedings for review and in respect of which it shall have secured a subsisting stay of execution pending such appeal or proceedings for review, provided the Company shall have set aside on its books adequate reserves, in accordance with GAAP, with respect to such judgment or award;

          (p) Liens on the property or assets of any Person existing at the time such Person becomes a Subsidiary of the Company and not incurred as a result of (or in connection with or in anticipation of) such Person's becoming a Subsidiary of the Company, provided that such Liens do not extend to or cover any property or assets of the Company or any of its Subsidiaries other than the property or assets encumbered at the time such Person becomes a Subsidiary of the Company, and provided, further, that (i) such Liens do not secure any Debt or other obligation not permitted under this Agreement, and (ii) such Liens do not affect any of the Mortgaged Properties included in the determination of the Borrowing Base;

          (q) Liens securing Debt and other Obligations permitted to be incurred under Sections 7.5(i) and 7.5(l); and

          (r) Liens affecting the Company's equity interest in an Unrestricted Subsidiary.

     7.5. Debts. The Company, without the prior written consent of the Majority Holders, will not, nor will it permit any other Restricted Person to, incur, create, assume or in any manner become or be liable in respect of any Debt or issue any Disqualified Stock, except for:

          (a) The Indebtedness;

          (b) Trade payables or operating leases from time to time incurred in the ordinary course of business;

          (c) Non-Recourse Indebtedness not to exceed $25,000,000.00 at any time outstanding, provided that for any Non-Recourse Indebtedness incurred by Company subsequent to the execution of this Agreement, the Company must obtain the Majority Holder's prior written consent to the relevant documentation establishing/evidencing the non-recourse nature and amount of such Non-Recourse Indebtedness, which consent will not be unreasonably withheld;

          (d) Taxes, assessments or other government charges which are not yet due or are being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by generally accepted accounting principles shall have been made therefore;

          (e) The indebtedness evidenced by the Subordinated Promissory Notes and guaranties executed by any Subsidiary of the Company guaranteeing payment thereof;

          (f) Debt (excluding Non-Recourse Indebtedness) existing as of the date of this Agreement as set forth in the Disclosure Schedule, together with extensions or refinancings (but not increases) of such Debt;

          (g) Indebtedness arising under any performance bond, or letter of credit obtained for similar purposes, or any reimbursement obligations in respect thereof, entered into in the ordinary course of business;

          (h) Debt of the Company to any Guarantor of the Company and Debt of any Guarantor to the Company or any other Guarantor of the Company;

          (i) Debt represented by Hedging Agreements permitted under Section 7.6(l);

          (j) Guaranties by the Company of Debt of any Guarantor permitted under this Section 7.5 and by any Guarantor of Debt of the Company or any other permitted under this Section 7.5;

          (k) Subject to a maximum aggregate principal amount at any time outstanding not in excess of $1,000,000.00, the following: (i) Purchase Money Debt and Capital Lease Obligations; (ii) additional unsecured Debt; and (iii) Debt of any Person that becomes a Subsidiary after the date hereof; provided, that such Debt exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary; and

          (l) All "Indebtedness" under and as defined in the Senior Credit Agreement, now existing or hereinafter created, under the Senior Credit Documents; provided, that, (i) the aggregate principal amount of such "Indebtedness" does not, at any time, exceed the lesser of (1) 110% of the Investment Base and (2) the Borrowing Base; and (ii) such "Indebtedness" with respect to Hedging Agreements between the Company and any Guarantor and any Bank or Affiliate of any Bank is permitted under Section 7.6(l); provided further that no Default or Event of Default shall occur as a result of the principal amount of the "Indebtedness" exceeding the amounts permitted under clause (i) of this Section 7.5(l) so long as the Company complies with Section 8.3 of the Senior Credit Agreement (as in effect on the date hereof or as subsequently amended with the consent of the Majority Holders) with respect to such excess principal amount.

     7.6. Investments, Loans and Advances. Except as set forth on the Disclosure Schedule, the Company will not, nor will it permit any other Restricted Person to, make or permit to remain outstanding any loans or advances to or make investments or acquire an equity interest in any Person, except for:

          (a) Direct obligations of, or obligations the principal of and interest on which are unconditionally guarantied by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (b) Investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor's Ratings Service or from Moody's Investors Service, Inc.;

          (c) Investments in certificates of deposit, banker's acceptances, repurchase agreements and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $250,000.000;

          (d) Shares of funds registered under the Investment Company Act of 1940, as amended, that have assets of at least $100,000,000 and invest only in obligations described in clauses (a) through (c) above to the extent that such shares are rated by Moody's Investors Service, Inc. or Standard & Poor's Ratings Service in one of the two highest rating categories assigned by such agency for shares of such nature;

          (e) Loans among Restricted Persons and/or capital contributions and/or investments among Restricted Persons;

          (f) Loans or advances to employees in the ordinary course of business in an aggregate amount to any single employee not in excess of $75,000 (or, if and to the extent such loans or advances shall be used by such employee for relocation expenses, $100,000) and in an aggregate amount for all employees of the Company and its Subsidiaries not in excess of $500,000 at any one time outstanding;

          (g) Trade credits and accounts arising in the ordinary course of business;

          (h)  Investments   made  as  a  result  of  the  receipt  of  non-cash
     consideration from an asset sale that was made pursuant to and in compliance with this Agreement;

          (i) Investments made in any debtor of the Company as a result of the receipt of Capital Stock, obligations or securities in settlement of debts created in the ordinary course of business and owing to the Company or any of its Subsidiaries;

          (j) Investments made pursuant to the requirements of farm-out, farm-in, joint operating, joint venture or area of mutual interest agreements, gathering systems, pipelines or other similar or customary arrangements entered into in the ordinary course of business (including, without limitation, advances to operators under operating agreements entered into by Company in the ordinary course of business) (provided that any such single investment in excess of $1,000,000 shall be approved by the Board of Directors of the Company);

          (k) Investments made in connection with the purchase, lease, or other acquisition of tangible assets of any Person and investments made in connection with the purchase, lease or other acquisition of all or substantially all of the business, of any Person, or Capital Stock of any Person, or any division, line of business or business unit of any Person (including, without limitation, (i) by the merger or consolidation of such Person into the Company or any of its Subsidiaries or by the merger of a Subsidiary of the Company into such Person and (ii) the purchase of proved reserves);

          (l) Investments by Company consisting of Hedging Agreements entered into with Approved Counterparties in the ordinary course of business and not for speculative purposes; provided that such Hedging Agreements (a) would not cause the aggregate notional amount of Hydrocarbons under all Hedging Agreements then in effect to exceed eighty-five percent (85%) of the "forecasted production from proved reserves" (as defined below) of the Company's and Guarantors for the forthcoming three (3) year period, or (b) together with any other Hedging Agreements then in effect for the purpose of hedging the Company's interest rate exposure would not cause the notional amount of all such Hedging Agreements then in effect for such purpose to exceed one hundred percent (100%) of the Total Recourse Debt of the Company projected to be outstanding for any period covered by such Hedging Agreement. As used in this clause (l) of Section 7.6, "forecasted production from proved reserves" means the forecasted production of Hydrocarbons as reflected in the most recent Engineering Report delivered to the Collateral Agent pursuant to clauses (f) and (h) of Section 6.1, after giving effect to any pro forma adjustments for the consummation of any acquisitions or dispositions since the effective date of such Engineering Report;

          (m) So long as no Default or Event of Default has occurred and is continuing or would be caused thereby, Investments by the Company consisting of equity contributions in CCBM to the extent necessary to permit CCBM to purchase Capital Stock of Pinnacle pursuant to that certain Contribution and Subscription Agreement by and among CCBM, Pinnacle, Rocky Mountain Gas, Inc., a Wyoming corporation, and the CSFB Parties (as defined therein) as in effect on the date hereof, in an aggregate amount after the Closing Date not to exceed the sum of $5,000,000 plus the annual increase in the purchase price per share of such Capital Stock specified in such agreement and the purchase of such Capital Stock by CCBM with the proceeds of such equity contribution by the Company; provided the proceeds of the Notes are not used to make any such Investment;

          (n)  Investments   consisting  of  the  repurchase  or  redemption  of
     Registrable Securities pursuant to the Registration Rights Agreement; and

          (o) Any other investments in any Person having an aggregate fair market value (measured on the date each such investment was made and without giving effect to subsequent changes in value), when taken together with all other investments made pursuant to this clause (o) since the Closing Date not to exceed at any time outstanding $1,000,000 (after giving effect to any reductions in the aggregate amount of such investments as a result of the disposition thereof, including through liquidation, repayment or other reduction, including by way of dividend or distribution, for cash, the aggregate amount of such reductions not to exceed the aggregate amount of such investments outstanding and previously made pursuant to this clause
     (o)).

     7.7. Other Agreements. The Company will not, nor will it permit any other Restricted Person to, enter into any agreement containing any provision which would be violated or breached by the performance of its obligations hereunder or under any instrument or document delivered or to be delivered by it hereunder or in connection herewith; provided that subject to compliance with Section 3.5(b), the Company may agree to the redemption or repurchase of its securities upon a change of control or dissolution, winding-up or liquidation of, or the merger or sale of substantially all the assets of, the Company (provided that nothing in this Section 7.7 shall permit any action otherwise prohibited by Sections 7.1 and 7.2 hereof.).

     7.8. Transactions with Affiliates. Except as set forth on the Disclosure Schedule attached hereto, the Company shall not, nor shall it permit any other Restricted Person to, sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates unless such transaction is on terms that are no less favorable to the Company or such Restricted Person, as the case may be, than those that could be obtained at the time of such transaction on an arm's-length basis from a Person who is not an Affiliate and if such transaction involves an amount in excess of $500,000, such transaction has been approved by a majority of the disinterested members of the Board of Directors of the Company; provided, however, that this Section 7.8 (i) shall not apply to transactions between a Guarantor and the Company or any other Guarantor permitted under this Agreement, or between Pinnacle and the Company or any other Restricted Person; (ii) shall not prohibit any individual serving as an officer, director, employee or consultant of the Company or any other Restricted Person from (A) receiving reasonable compensation, benefits or indemnification in connection with his or her services in such capacity (except as otherwise included hereby), provided that any such compensation, benefits or indemnification are approved by a majority of the disinterested members of the Board of Directors of the Company or by the Compensation Committee of the Company, (B) receiving advances for travel or other business expenses made in the ordinary course of business to the extent permitted under this Agreement or
(C) participating in any benefit or compensation plan; and (iii) shall not restrict the Company from repaying to any director or its Affiliates when due on its scheduled maturity dates any Debt for borrowed money permitted to be incurred in accordance with this Agreement.

     7.9. Second Priority Liens. No Restricted Person shall, nor shall any Restricted Person permit any other Restricted Person to, enter into any agreement containing any provision which would grant a Lien on any of its assets or properties to any holder of the Senior Indebtedness unless a similar Lien, subject only to Permitted Liens, is granted to the Collateral Agent for the benefit of the Holders on terms and conditions reasonably acceptable to the Collateral Agent.

     7.10. Commodity Transactions. Neither Company nor any other Restricted Person shall enter into any Hedging Agreements other than Hedging Agreements permitted under Section 7.6(l).

     7.11. Restriction of Amendments to First Lien Credit Documents. No Restricted Person shall amend or otherwise modify, or waive any rights under the Senior Credit Documents, if, in any case, such amendment, modification or waiver would be in contravention of the provisions of the Subordination Agreement.

                                  ARTICLE VIII

                                    DEFAULTS
                                    --------

     8.1. Events of Default. Each of the following events constitutes an Event of Default under this Agreement:

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

          (a) Default under the Indebtedness. Should the Company default in the payment of principal under the Indebtedness of the Company to the Holders, or should the Company default in the payment of interest under the Indebtedness of the Company to the Holders within three (3) days after any such interest payment is due.

          (b) Default under this Agreement. Should the Company violate or fail to comply fully with any of the terms and conditions of, or default under, this Agreement (other than Section 8.1(a)), and such default not be cured within thirty (30) days of the occurrence thereof (provided, however, that no cure period shall be available for a default in the obligation to maintain insurance coverages required hereby or a default under Sections 6.14, 6.16 or 7.5).

          (c) Default Under Other Documents. (i) Should any event of default occur or exist under any of the Documents (other than this Agreement or the Registration Rights Agreement) or should the Company and/or any Guarantor violate, or fail to comply fully with, any terms and conditions of any of the Documents (other than this Agreement or the Registration Rights Agreement), and such default not be cured within ten (10) days of the occurrence thereof or (ii) should the Company fail to comply with any of its obligations under the Registration Rights Agreement to repurchase Registrable Securities.

          (d) Other Defaults in Favor of the Holders. Should the Company and/or the Guarantor default under any other loan, extension of credit, security agreement, or other obligation in favor of any of the Holders (other than the Registration Rights Agreement) and fail to cure same in accordance with any applicable cure periods.

          (e) Default in Favor of Third Parties. Should the Company or any Guarantor (i) fail to pay Debt having a principal amount in excess of $250,000 in the aggregate (other than the amounts referred to in Section 8.1(a)), or any interest or premium thereon, when due (or, if permitted by the terms of the relevant document, within any applicable grace period), whether such Debt shall become due by scheduled maturity, by required prepayment, by acceleration, by demand or otherwise; or (ii) fail to perform any term, covenant or condition on its part to be performed under any agreement or instrument evidencing, securing or relating to Debt having a principal amount in excess of $250,000 in the aggregate, when required to be performed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure is to accelerate, or to permit the holder or holders of such Debt to accelerate, the maturity of such Debt.

          (f) Insolvency. The following occurrences, in addition to the failure or suspension of the Company or any Guarantor, shall constitute an Event of Default hereunder:

               (i) Filing by the Company or any Guarantor of a voluntary petition or any answer seeking reorganization, arrangement, readjustment of its debts or for any other relief under any applicable bankruptcy act or law, or under any other


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

          insolvency act or law, now or hereafter existing, or any action by the Company or any Guarantor consenting to, approving of, or acquiescing in, any such petition or proceeding; the application by the Company or any Guarantor for, or the appointment by consent or acquiescence of, a receiver or trustee of the Company or any Guarantor for all or a substantial part of the property of the Company or any Guarantor; the making by the Company or any Guarantor, of an assignment for the benefit of creditors; the inability of the Company or any Guarantor or the admission by the Company or any Guarantor in writing, of its inability to pay its debts as they mature (the term "acquiescence" means the failure to file a petition or motion in opposition to such petition or proceeding or to vacate or discharge any order, judgment or decree providing for such appointment within sixty (60) days after the appointment of a receiver or trustee); or

               (ii) Filing of an involuntary petition against the Company or any Guarantor in bankruptcy or seeking reorganization, arrangement, readjustment of its debts or for any other relief under any applicable bankruptcy act or law, or under any other insolvency act or law, now or hereafter existing and such petition remains undismissed or unanswered for a period of sixty (60) days from such filing; or the insolvency appointment of a receiver or trustee of the Company or any Guarantor for all or a substantial part of the property of the Company or any Guarantor and such appointment remains unvacated or unopposed for a period of sixty (60) days from such appointment, execution or similar process against any substantial part of the property of the Company or any Guarantor and such warrant remains unbonded or undismissed for a period of sixty (60) days from notice to the Company or such Guarantor of its issuance.

          (g) Dissolution Proceedings. Should proceedings for the dissolution or appointment of a liquidator of the Company or any Guarantor be commenced.

          (h) False Statements. Should any representation or warranty of the Company made by the Company to the Collateral Agent and/or the Holders in this Agreement or any other Document or in any certificate or statement furnished thereunder prove to be incorrect or misleading in any material respect when made or reaffirmed the result of which could reasonably be expected to have a Material Adverse Effect.

     8.2. Waivers. Except as otherwise provided for in this Agreement and by applicable law, the Company and the Guarantor waive to the extent permitted by applicable law (i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by the Agent for the benefit of the Holders on which the Company and the Guarantor may in any way be liable and hereby ratify and confirm whatever the Collateral Agent and/or the Holders may do in this regard, (ii) all rights to notice and a hearing prior to the Collateral Agent's taking possession or control of, or to the Collateral Agent's replevy, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing the Collateral Agent to

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

exercise any of its remedies, and (iii) the benefit of all valuation, appraisal and exemption laws. The Company and the Guarantor acknowledge that they have been advised by counsel of their choice with respect to this Agreement, the other Documents, and the transactions evidenced by this Agreement and other Documents.

     8.3. Notice to Delta Farms Lessors. Company and Guarantor hereby authorize and direct the Collateral Agent to provide the lessors of the oil, gas and mineral leases granted by Delta Farms to the Company (the "Delta Farms Lessors") with a copy of any notice of the occurrence of any Event of Default which Collateral Agent may choose or be required to send to Company and/or Guarantor under the Agreement. Company and Guarantor hereby release the Collateral Agent and the Holders and hold the Collateral Agent and the Holders harmless from any liability occasioned by the giving of or the failure to give any such notice, it being understood that the Collateral Agent shall use its best efforts to provide such notice to the Delta Farms Lessors, but shall have no obligation or
liability  to  Delta  Farms   Lessors  for  its  failure  to  do  so.  Under  no
circumstances shall Delta Farms Lessors be considered as a third party beneficiary of this Agreement.

                                   ARTICLE IX

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES
                 ----------------------------------------------

     9.1. Acceleration. If any Event of Default described in Sections 8.1(f) occurs with respect to any Restricted Person, the Indebtedness shall immediately become due and payable without any election or action on the part of the Collateral Agent or any Holder. If any other Event of Default occurs, the Majority Holders (or the Collateral Agent with the consent of the Majority Holders) may declare the Indebtedness to be due and payable, or both, whereupon the Indebtedness shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Company hereby expressly waives.

     If, within thirty (30) days after acceleration of the maturity of the Indebtedness as a result of any Event of Default (other than any Event of Default as described in Sections 8.1(f) with respect to any Restricted Person) and before any judgment or decree for the payment of the Indebtedness due shall have been obtained or entered, the Majority Holders (in their sole discretion) shall so direct, then the Collateral Agent shall, by notice to the Company, rescind and annul such acceleration and/or termination.

     9.2. Amendments. Subject to the provisions of this Section 9.2, the Majority Holders (or the Collateral Agent with the consent in writing of the Majority Holders) and each Restricted Person may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Documents or changing in any manner the rights of the Holders or such Restricted Person hereunder or waiving any Default hereunder; provided, however, that no such supplemental agreement shall, without the consent of all of the Holders affected thereby:

          (a) Extend the Maturity Date or forgive all or any portion of the principal amount thereof, or reduce the rate or extend the time of payment of interest or fees thereon.

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

          (b) Reduce the percentage specified in the definition of Majority Holders.

          (c) Amend this Section 9.2.

          (d) Release any Guarantor or, except as otherwise provided in Section 11.15, release any of the Collateral.

No amendment of any provision of this Agreement relating to the Collateral Agent shall be effective without the written consent of the Collateral Agent.

     9.3. Preservation of Rights. No delay or omission of the Holders or the Collateral Agent to exercise any right under the Documents shall impair such right or be construed to be a waiver of any Default or Event of Default or an acquiescence therein. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Documents whatsoever shall be valid unless in writing signed by the Holders required pursuant to Section 9.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Documents or afforded by law shall be cumulative and all shall be available to the Collateral Agent and the Holders until the Indebtedness has been paid in full.

                                   ARTICLE X

                                COLLATERAL AGENCY
                                -----------------

     10.1. Creation of Collateral Agency. In order to provide for the creation, perfection and maintenance of all Liens granted under Security Documents and for the enforcement of the various rights and remedies set forth in the Security Documents, the Purchasers hereby appoint PCRL Investments L.P. as the Collateral Agent under this Agreement and the other Security Documents, and the Collateral Agent hereby accepts its appointment subject to the terms and conditions of this Agreement and the Security Documents. Company hereby reaffirms and confirms the grant of the Liens in favor of the Collateral Agent in accordance with the terms of the Security Documents and for the benefit of the Holders as set forth therein and herein.

     10.2. Possession and Use of Collateral. So long as no Event of Default exists, Company shall have the right to remain in possession and retain control of the Collateral (other than any Collateral for which applicable law requires that Liens on such Collateral be perfected by control or possession) in accordance with, and to the extent permitted by, the terms of the Subordination Agreement and the terms of the Security Documents.

     10.3. Additional Collateral. At any time, Company and the Collateral Agent may, without necessity of consent from the Holders, enter into one or more Security Documents, in form reasonably satisfactory to the Collateral Agent: (a) to supplement or add to the covenants of Company for the benefit of all Holders or to surrender any right or power conferred upon the Company; (b) to mortgage or pledge to the Collateral Agent, or grant a security interest in favor of the Collateral Agent in, any property or assets as additional security for the Indebtedness; or (c) to cure any ambiguity, to correct or supplement any provision herein or in any Security


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

Document which may be defective or inconsistent with any other provision herein or therein, or to make any other provision with respect to matters or questions arising hereunder which shall not be inconsistent with any provision hereof. The Collateral Agent and the Holders agree that the forms of Security Documents being executed and delivered concurrently with (and dated of even date with) this Agreement are satisfactory to such parties. The Company and the Guarantors will deliver or cause to be delivered to the Collateral Agent, promptly upon the execution and delivery thereof, executed counterparts of all Security Documents and all amendments and supplements thereto. The Collateral Agent shall keep all Security Documents held by it at the principal office maintained by it in Dallas, Texas, or, if none is there maintained, at its primary address for notice under this Agreement, shall provide copies of such Security Documents to the Holders within a reasonable time after its receipt of a written request therefor, and permit any Holder or the representative thereof to inspect the same at such office during normal business hours upon reasonable prior notice.

     10.4. Releases of Collateral. The Collateral Agent shall execute and deliver to the Restricted Persons on behalf of the Holders and other Persons, if any, secured by the Collateral, any agreements, documents or instruments as shall be necessary or appropriate to effect any releases of Collateral which shall be required by the terms hereof or of any other Document, including releases required pursuant to sales of Collateral that are not prohibited under
Section 7.2, which shall otherwise have been approved by the Majority Holders in writing, or as otherwise required by the Subordination Agreement. Notwithstanding anything to the contrary herein, in the event any portion of the Indebtedness is satisfied by the issuance of Registrable Securities, except for sales of Collateral that are not prohibited under Section 7.2 or as otherwise required by the Subordination Agreement, none of the Collateral shall be released until the repurchase obligations of the Company under the Registration Rights Agreement have terminated in accordance with its terms.

                                   ARTICLE XI

                                COLLATERAL AGENT
                                ----------------

     11.1. Appointment; Nature of Relationship. PCRL is hereby appointed by each of the Holders as its contractual representative (herein referred to as the "Collateral Agent") hereunder and under each other Document, and each of the Holders irrevocably authorizes the Collateral Agent to act as the contractual representative of such Holder with the rights and duties expressly set forth herein and in the other Documents. The Collateral Agent agrees to act as such contractual representative upon the express conditions contained in this Article
XI. Notwithstanding the use of the defined term "Collateral Agent," it is expressly understood and agreed that the Collateral Agent shall not have any fiduciary responsibilities to any Holder by reason of this Agreement or any other Document and that the Collateral Agent is merely acting as the contractual representative of the Holders with only those duties as are expressly set forth in this Agreement and the other Documents. In its capacity as the Holders' contractual representative, the Collateral Agent (i) does not hereby assume any fiduciary duties to any of the Holders, (ii) is a "representative" of the Holders within the meaning of the term "Secured Party" as defined in the New York Uniform Commercial Code, and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this

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

Agreement and the other Documents. Each of the Holders hereby agrees to assert no claim against the Collateral Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Holder hereby waives.

     11.2. Powers. The Collateral Agent shall have and may exercise such powers under the Documents as are specifically delegated to the Collateral Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Collateral Agent shall have no implied duties to the Holders, or any obligation to the Holders to take any action thereunder except any action specifically provided by the Documents to be taken by the Collateral Agent.

     11.3. General Immunity. Neither the Collateral Agent nor any of its directors, officers, agents or employees shall be liable to any Restricted Person, the Holders or any Holder for any action taken or omitted to be taken by it or them hereunder or under any other Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.

     11.4. No Responsibility for Loans, Recitals, etc. Neither the Collateral Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Document, including, without limitation, any agreement by an obligor to furnish information directly to each Holder; (c) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered solely to the Collateral Agent; (d) the existence or possible existence of any Default or Event of Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Document or any other instrument or writing furnished in connection therewith;
(f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of the Company or any Guarantor of any of the Indebtedness or of any of the Company's or any such Guarantor's respective Subsidiaries. The Collateral Agent shall have no duty to disclose to the Holders information that is not required to be furnished by the Company to the Collateral Agent at such time, but is voluntarily furnished by the Company to the Collateral Agent (either in its capacity as the Collateral Agent or in its individual capacity).

     11.5. Action on Instructions of Holders. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Document in accordance with written instructions signed by the Majority Holders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Holders. The Holders hereby acknowledge that the Collateral Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Document unless it shall be requested in writing to do so by the Majority Holders. The Collateral Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Document unless it shall first be indemnified to its satisfaction by the Holders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

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

     11.6. Employment of the Collateral Agents and Counsel. The Collateral Agent may execute any of its duties as the Collateral Agent hereunder and under any other Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Holders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Collateral Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Collateral Agent and the Holders and all matters pertaining to the Collateral Agent's duties hereunder and under any other Document.

     11.7. Reliance on Documents; Counsel. The Collateral Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Collateral Agent, which counsel may be employees of the Collateral Agent.

     11.8. COLLATERAL AGENT'S REIMBURSEMENT AND INDEMNIFICATION. EACH HOLDER AGREES TO REIMBURSE AND INDEMNIFY THE COLLATERAL AGENT RATABLY IN PROPORTION TO THE RATIO THAT ITS RESPECTIVE NOTE BEARS TO THE AGGREGATE NOTES (I) FOR ANY AMOUNTS NOT REIMBURSED BY THE COMPANY FOR WHICH THE COLLATERAL AGENT IS ENTITLED TO REIMBURSEMENT BY THE COMPANY UNDER THE DOCUMENTS, (II) FOR ANY OTHER EXPENSES INCURRED BY THE COLLATERAL AGENT ON BEHALF OF THE HOLDERS, IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION AND ENFORCEMENT OF THE DOCUMENTS (INCLUDING, WITHOUT LIMITATION, FOR ANY EXPENSES INCURRED BY THE COLLATERAL AGENT IN CONNECTION WITH ANY DISPUTE BETWEEN THE COLLATERAL AGENT AND ANY HOLDER OR BETWEEN TWO OR MORE OF THE HOLDERS) AND (III) FOR ANY LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND AND NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE COLLATERAL AGENT IN ANY WAY RELATING TO OR ARISING OUT OF THE DOCUMENTS OR ANY OTHER DOCUMENT DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS CONTEMPLATED THEREBY (INCLUDING, WITHOUT LIMITATION, FOR ANY SUCH AMOUNTS INCURRED BY OR ASSERTED AGAINST THE COLLATERAL AGENT IN CONNECTION WITH ANY DISPUTE BETWEEN THE COLLATERAL AGENT AND ANY HOLDER OR BETWEEN TWO OR MORE OF THE HOLDERS), OR THE ENFORCEMENT OF ANY OF THE TERMS OF THE DOCUMENTS OR OF ANY SUCH OTHER DOCUMENTS, PROVIDED THAT NO HOLDER SHALL BE LIABLE FOR ANY OF THE FOREGOING TO THE EXTENT ANY OF THE FOREGOING IS FOUND IN A FINAL NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE COLLATERAL AGENT. THE OBLIGATIONS OF THE HOLDERS UNDER THIS SECTION 11.8 SHALL SURVIVE PAYMENT OF THE OBLIGATIONS AND TERMINATION OF THIS AGREEMENT.

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

     11.9. Notice of Default. The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Collateral Agent has received written notice from a Holder or the Company referring to this Agreement describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Collateral Agent receives such a notice, the Collateral Agent shall give prompt notice thereof to the Holders.

     11.10. Rights as a Holder. In the event the Collateral Agent is a Holder, the Collateral Agent shall have the same rights and powers hereunder and under any other Document with respect to its Indebtedness evidenced by the Notes as any Holder and may exercise the same as though it were not the Collateral Agent, and the term "Holder" or "Holders" shall, at any time when the Collateral Agent is a Holder, unless the context otherwise indicates, include the Collateral Agent in its individual capacity. The Collateral Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Document, with the Company, the Guarantors or any of their respective Subsidiaries in which the Company, such Guarantor or such Subsidiary is not restricted hereby from engaging with any other Person. The Collateral Agent, in its individual capacity, is not obligated to remain a Holder.

     11.11. Holder Decision. Each Holder acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Holder and based on the financial statements prepared by the Company and the Guarantors and such other documents and information as it has deemed appropriate, made its own analysis and decision to enter into this Agreement and the other Documents. Each Holder also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Holder and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement and the other Documents.

     11.12. Successor Collateral Agent. The Collateral Agent may resign at any time by giving written notice thereof to the Holders and the Company, such resignation to be effective upon the appointment of a successor Collateral Agent or, if no successor Collateral Agent has been appointed, forty-five days after the retiring Collateral Agent gives notice of its intention to resign. The Collateral Agent may be removed at any time with or without cause by written notice received by the Collateral Agent from the Majority Holders, such removal to be effective on the date specified by the Majority Holders. Upon any such resignation or removal, the Majority Holders shall have the right to appoint, on behalf of the Company and the Holders, a successor Collateral Agent subject to the approval of the Company, such approval not to be unreasonably withheld;
provided that Company shall not have the right to approve any successor Collateral Agent appointed during the continuance of any Event of Default. If no successor Collateral Agent shall have been so appointed by the Majority Holders within thirty days after the resigning Collateral Agent's giving notice of its intention to resign, then the resigning Collateral Agent may appoint, on behalf of the Company and the Holders, a successor Collateral Agent. Notwithstanding the previous sentence, the Collateral Agent may at any time without the consent of the Company or any Holder, appoint any of its Affiliates which is a commercial bank as a successor Collateral Agent hereunder. If the Collateral Agent has resigned or been removed and no successor Collateral Agent has been appointed, the Holders may perform all the duties of


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

Collateral Agent hereunder and the Company shall make all payments in respect of the Indebtedness to the applicable Holder and for all other purposes shall deal directly with the Holders. No successor Collateral Agent shall be deemed to be appointed hereunder until such successor Collateral Agent has accepted the
appointment.   Any  such  successor   Collateral  Agent  shall  be  a  financial
institution or Fund having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as the Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Collateral Agent. Upon the effectiveness of the resignation or removal of the Collateral Agent, the resigning or removed Collateral Agent shall be discharged from its duties and obligations hereunder and under the Documents. After the effectiveness of the resignation or removal of a Collateral Agent, the provisions of this Article XI shall continue in effect for the benefit of such Collateral Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent hereunder and under the other Documents.

     11.13. Delegation to Affiliates. The Company and the Holders agree that the Collateral Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Collateral Agent is entitled under Articles X and XI.

     11.14. Execution of Security Documents. The Holders hereby empower and authorize the Collateral Agent to execute and deliver to the Company on its behalf the Security Documents (including the Subordination Agreement) and all related financing statements and any financing statements, agreements, documents or instruments as shall be necessary or appropriate to effect the purposes of the Security Documents.

     11.15. Collateral Releases. The Holders hereby empower and authorize the Collateral Agent to execute and deliver to the Restricted Persons on their behalf any agreements, documents or instruments as shall be necessary or appropriate to effect any releases of Collateral which shall be permitted by the terms hereof or of any other Document, including releases required pursuant to sales of Collateral that are not prohibited under Section 7.2, which shall otherwise have been approved by the Majority Holders in writing or as otherwise required by the Subordination Agreement. Notwithstanding anything to the contrary herein, in the event any portion of the Indebtedness is satisfied by the issuance of Registrable Securities, except for sales of Collateral that are not prohibited under Section 7.2, releases approved by the Majority Holders in writing or as otherwise required by the Subordination Agreement, none of the Collateral shall be released until the repurchase obligations of the Company under the Registration Rights Agreement have terminated in accordance with its terms.

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

                                  ARTICLE XII

                            SETOFF; RATABLE PAYMENTS
                            ------------------------

     12.1. Setoff. In addition to, and without limitation of, any rights of the Holders under applicable law, if any Restricted Person becomes insolvent, however evidenced, or any Event of Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Obligation at any time held or owing by any Holder or any Affiliate of any Holder (with the exception of funds deposited in the Company's accounts in trust for third parties or funds deposited in pension accounts, IRA's, Keogh accounts and All Savor Certificates) to or for the credit or account of any Restricted Person may be offset and applied toward the payment of the Indebtedness then due and owing to such Holder.

     12.2. Ratable Payments. If any Holder, whether by setoff or otherwise, has payment made to it upon its Indebtedness evidenced by the Notes in a greater proportion than that received by any other Holder, such Holder agrees, promptly upon demand, to purchase a portion of the Notes held by the other Holders so that after such purchase each Holder will hold its ratable proportion of Notes. If any Holder, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Indebtedness or such amounts which may be subject to setoff, such Holder agrees, promptly upon demand, to take such action necessary such that all Holder s share in the benefits of such collateral ratably in proportion to their Notes. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

                                  ARTICLE XIII

                  REPRESENTATIONS AND WARRANTIES OF PURCHASERS
                  --------------------------------------------

     13.1. Representations and Warranties of Each Purchaser. Each Purchaser represents and warrants to the Company, severally and not jointly, as of the date hereof and as of each date it receives Common Stock pursuant to Section 3.3(b), 3.5 or 3.6 as follows:

          (a) Purchase for its Own Account. Such Purchaser is purchasing the Restricted Securities for its own account, without a view to the distribution thereof in violation of the Securities Act, all without prejudice, however, to the right of such Purchaser at any time, in accordance with this Agreement or the Documents, lawfully to sell or otherwise to dispose of all or any part of the Restricted Securities held by it.

          (b) Accredited Investor. Such Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act.

          (c) Authority, Etc. Such Purchaser has the power and authority to enter into and perform this Agreement and the execution and performance hereof have been duly authorized by all proper and necessary action; this Agreement constitutes the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights and the application of equitable principles.

          (d) Securities Act Compliance. Such Purchaser understands that, as of the Closing Date, the Company has not registered the offer and sale of the Restricted Securities under the Securities Act, and each Purchaser agrees that the Restricted Securities may not be sold or transferred or offered for sale or transfer by it without registration under the Securities Act or the availability of an exemption therefrom, all as more fully provided in
     Article XV hereof. Such Purchaser understands that any transfer agent of the Company will be issued stop-transfer restrictions with respect to the Restricted Securities unless such transfer is subsequently registered under the Securities Act and applicable state and other securities laws or unless an exemption from such registration is available. Such Purchaser has experience in analyzing and investing in entities like the Company, such Purchaser can bear the economic risk of its investment, including the full loss of its investment, and by reason of its business or financial experience or the business or financial experience of its professional advisors has the capacity to evaluate the merits and risks of its investment and protect its own interest in connection with the purchase of the Restricted Securities from the Company on the Closing Date. Such Purchaser does not have any contract, undertaking, agreement or arrangements with any Person to sell, transfer or grant a participation to such Person or to any third Person, with respect to any of the Restricted Securities in violation of the Federal or any state securities laws.

                                  ARTICLE XIV

                             SUBORDINATION OF NOTES
                             ----------------------

     14.1. Subordination of Notes. The Company, for itself and its successors, and each Holder, by its acceptance of the Notes, agrees that (a) the payment of the principal of and interest on the Notes and (b) any payment on account of the acquisition or redemption of the Notes by the Company is subordinated, to the extent and in the manner provided in the Subordination Agreement and each Holder shall be bound by the provisions thereof.

                                   ARTICLE XV

                             TRANSFER OF SECURITIES
                             ----------------------

     15.1. Restriction on Transfer.

     The Restricted Securities shall not be transferable except a holder of Restricted Securities may transfer such Restricted Securities upon the conditions specified in this Article XV, which conditions are intended to ensure compliance with the provisions of the Securities Act in respect of the transfer thereof; provided, however, that any transferee, by acceptance of the Restricted Securities, will be deemed to have agreed to be bound by and entitled to the benefits of Section 16.15; and provided, further, that, so long as no Event of Default has occurred and is continuing, neither the rights of any Holder under the Documents nor the Notes nor any part thereof or participation therein may be transferred or assigned to a Competitor, and the Notes may not be transferred or assigned in aggregate principal amounts of less than $3,000,000. By its acceptance of a Note, each transferee of Restricted Securities hereunder and will be deemed to have agreed to be bound by the provisions of this Article including the representations set forth in
Section 13.1(a) and (d) of this Agreement.

     15.2. Restrictive Legends.

     Each certificate for the Restricted Securities, and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions of Section 15.3 hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE NOTE PURCHASE AGREEMENT DATED AS OF OCTOBER 29, 2004, AMONG THE ISSUER HEREOF AND CERTAIN OTHER SIGNATORIES THERETO, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, THE ISSUER HEREOF HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THE CERTIFICATE TO THE SECRETARY OF THE ISSUER HEREOF. THIS NOTE IS SUBJECT TO THE PROVISIONS OF THE SUBORDINATION AGREEMENT, DATED AS OF OCTOBER 29, 2004, AMONG PCRL INVESTMENTS L.P., IN ITS CAPACITY AS PURCHASER AND AS COLLATERAL AGENT FOR THE HOLDERS PURSUANT TO THE PURCHASE AGREEMENT, HIBERNIA NATIONAL BANK, IN ITS CAPACITY AS ADMINISTRATIVE AGENT FOR THE FINANCIAL INSTITUTIONS PARTY TO THE SENIOR CREDIT AGREEMENT (AS DEFINED IN THE SUBORDINATION AGREEMENT) AND COMPANY. EACH HOLDER OF THIS PROMISSORY NOTE SHALL BE DEEMED, BY VIRTUE OF SUCH HOLDER'S ACQUISITION OF THIS PROMISSORY NOTE, TO HAVE AGREED TO PERFORM AND OBSERVE ALL OF THE TERMS, COVENANTS, AND CONDITIONS TO BE PERFORMED OR OBSERVED BY THE SUBORDINATED LENDER UNDER (AND AS DEFINED

          IN) THE SUBORDINATION AGREEMENT.

     15.3. Notice of Transfer.

          (a) Except as provided in the Registration Rights Agreement, each holder shall, prior to any Transfer of any Restricted Securities, give ten
     (10) Business Days prior written notice (or, if such ten (10) Business Day notice period is not reasonably practicable, such notice as is reasonably practicable), to the Company of such holder's intention to effect such Transfer and to comply in all other respects with the provisions of this
     Section 15.3 in making such proposed Transfer. Each such notice shall describe the manner and circumstances of the proposed Transfer. Upon request by the Company, the holder delivering such notice shall deliver a written opinion, addressed to the Company, of counsel for such holder (which may be one of its internal counsels), stating that in the opinion of such counsel (which opinion must be reasonably satisfactory to the Company) such proposed Transfer does not involve a transaction requiring registration of the offer and sale of such Restricted Securities under the Securities Act. Such holder shall thereupon be entitled to Transfer the Restricted Securities in accordance with the terms of the notice delivered to the Company, if the Company does not reasonably object to such Transfer and request such opinion, within five days after delivery of such notice or, if the Company does request such opinion, upon its receipt thereof. Notwithstanding anything to the contrary in any Document, the opinion required hereby must be presented in order that the securities be validly presented for transfer and that the Company's obligation to transfer begins to accrue and the Company shall have no obligation to transfer nor shall any liability nor penalty accrue for failure to transfer unless such opinion is presented. Each certificate or other instrument evidencing the securities issued upon the Transfer of any Restricted Securities (and each certificate or other instrument evidencing any untransferred balance of such Restricted Securities) shall bear the legend set forth in Section 15.2 above unless (i) such opinion of counsel is to the effect that registration of any future Transfer is not required by the applicable provisions of the Securities Act or (ii) the Company shall have waived the requirement of such legend.

          (b) Notwithstanding the foregoing provisions of this Section 15.3, the restrictions imposed by Section 15.3(a) upon the transferability of any Restricted Securities (other than the Notes in respect as to which
     Restricted Securities may be issued by the Company) shall cease and terminate when (i) such Restricted Securities are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act or as otherwise contemplated by paragraph (a) above in a manner that does not require that the Restricted Securities so transferred to continue to bear the legend set forth in Section 15.2 above or (ii) the holder of such Restricted Securities has met the requirements for Transfer of such Restricted Securities under Rule 144 or Rule 144(k). Whenever the restrictions imposed by this Section shall terminate, upon the written request of the holder of any Restricted Securities as to which such restrictions have terminated, as promptly as practicable but in any event within ten (10) Business Days of receipt of such request, the Company shall, without charge, issue, register and deliver a new instrument not bearing the restrictive legend set forth in Section 15.3 above and not containing any other reference to the restrictions imposed by this Section unless such Restricted Securities are Registrable Securities under the Registration Rights Agreement in which event the Company shall comply with Section 7 of the Registration Rights Agreement with respect to such Restricted Securities.

                                  ARTICLE XVI

                                  MISCELLANEOUS
                                  -------------

     16.1. Notices.

     All notices, demands and requests of any kind to be delivered to any party hereto in connection with this Agreement shall be (a) delivered personally, (b) sent by nationally-recognized overnight courier, (c) sent by first class, registered or certified mail, return receipt requested or (d) sent by facsimile, in each case to such party at its address as follows:

                    (i) if to the Company, to:


                        Carrizo Oil & Gas, Inc.
                        14701 St. Mary's Lane, Suite 800
                        Houston, Texas  77079
                        Attention:  Chief Financial Officer
                        Telephone No.:  (281) 496-1352
                        Telecopier No.:  (281) 496-1251

                        with a copy to:

                        Baker Botts, L.L.P.
                        One Shell Plaza
                        910 Louisiana
                        Houston, Texas  77002-4915
                        Attention:  Gene Oshman, Esq.
                        Telephone No.:  (713) 229-1178
                        Telecopier No.:  (713) 229-1522

                    (ii) if to any Purchaser,  to such  Purchaser's  address set forth in Schedule 2 hereto.

                    (iii) if to any Holder, to such Holder's address as specified by such Holder in accordance with this Section 16.1

     Any notice, demand or request so delivered shall constitute valid notice under this Agreement and shall be deemed to have been received (A) on the day of actual delivery in the case of personal delivery, (B) on the next Business Day after the date when sent in the case of delivery by nationally-recognized overnight courier, (C) on the fifth Business Day after the date of deposit in the U.S. mail in the case of mailing or (D) upon receipt in the case of a facsimile transmission or the next Business Day is such day is not a Business Day. Any party hereto or any Holder may from time to time by notice in writing served upon the other as aforesaid designate a different mailing address or a different person to which all such notices, demands or requests thereafter are to be addressed.

     16.2. Survival of Agreement.

     All agreements, representations and warranties contained herein or made in writing by or on behalf of the Company in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement and the other Documents without limit. No termination or cancellation (regardless of cause or procedure) of this Agreement shall in any way affect or impair the powers, obligations, duties, rights and liabilities of the parties hereto in any way with respect to any transaction or event occurring prior to such termination or cancellation, or any of the representations contained in this Agreement and the other Documents and all such undertakings, agreements, covenants, warranties and representations shall survive such termination or cancellation as provided above. The Company further agrees that to the extent the Company makes a payment or payments to the Holders under this Agreement or any other Document, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or similar state or United States federal law, common law or equitable cause, then to the fullest extent permitted by applicable law, to the extent of such payment or repayment, the Indebtedness or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been received by the Holders. The Holders shall be entitled to rely upon, and shall be deemed to have relied upon, all representations, warranties and covenants to be performed prior to the Closing Date contained in any Document, notwithstanding any knowledge of the Holders to the contrary, or any contrary information delivered to the Holders by the Company or any other Person.

     16.3. Successors and Assigns.

     Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party, and all covenants, promises and agreements by or on behalf of the Company or the Holders that are contained in the Documents shall bind and inure to the benefit of their respective successors and permitted assigns except that the Company shall not assign its rights or obligations hereunder without the consent of the Majority Holders. Each Holder shall have the right, subject to the provisions of Article XV hereof, to assign or otherwise transfer its rights under this Agreement (in connection with the transfer of Restricted Securities) or any Notes held by it.

     16.4. Expenses of the Holders.

     Subject to a limitation of $75,000 upon attorney's fees and expenses of the Purchaser incurred in connection with the following clauses (i) and (ii) agreed to between the Company and the Purchaser, the Company shall pay (a) all out-of-pocket expenses reasonably incurred by the Holders (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Holders and any auditors, accountants, appraisers, consultants, advisors and agents employed or retained by the Holders) in connection with (i) the preparation, execution and delivery of this Agreement and the other Documents,
(ii) the purchase of the Initial Notes hereunder (including the Holders' due diligence investigation in connection therewith), (iii) all filings, if any, by any Holder required to be made by the Commission in connection with the transactions contemplated by the Documents and (iv) the preparation of any modifications, amendments, consents or waivers in connection with the negotiation, preparation, execution and administration of the Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by Company; (b) all the actual costs and reasonable expenses of creating and perfecting Liens in favor of Collateral Agent, for the benefit of Holders pursuant hereto, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums and reasonable fees, expenses and disbursements of counsel to Collateral Agent and of counsel providing any opinions that the Collateral Agent or any Holder may request in respect of the Collateral or the Liens created pursuant to the Security Documents; (c) all the actual costs and reasonable fees, expenses and disbursements of any auditors, consultants or appraisers; (d) all the actual costs and reasonable expenses (including the reasonable fees, expenses and disbursements of any appraisers, consultants, advisors and agents employed or retained by Collateral Agent and its counsel) in connection with the custody or preservation of any of the Collateral; and (e) after the occurrence of a Default or an Event of Default, all costs and expenses, including reasonable attorneys' fees and costs of settlement, incurred by the Collateral Agent and the Holders in enforcing any Indebtedness of or in collecting any payments due from any Restricted Person hereunder or under the other Documents by reason of such Default or Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a "work out" or pursuant to any insolvency or bankruptcy cases or proceedings.

     16.5. Indemnification.

          (a) In addition to all rights and remedies available to the Holders at law or in equity, the Company shall indemnify the Holders and their affiliates, stockholders, officer, directors, employees, agents, representatives, counsel, successors and permitted assigns (collectively, the "Indemnified Persons") and save and hold each of them harmless against and pay on behalf of or reimburse such party as and when incurred for any loss (excluding any tax and any diminution in value of the Notes),
     liability,   demand,   claim,   action,  cause  of  action,  cost,  damage,
     deficiency, penalty, fine or expense, whether or not arising out of any claims by or on behalf of the Company or any third party, including interest, penalties, reasonable attorneys' fees and expenses and all amounts paid in investigation, defense or settlement of any of the foregoing (collectively, "Losses") which any such party may suffer, sustain or become subject to, to the extent arising out of or as a result of:

               (i) any misrepresentation or breach of a representation or warranty on the part of the Company under Article V of this Agreement;

               (ii) any nonfulfillment or breach of any covenant or agreement on the part of the Company under this Agreement or any other Document;

               (iii) any action, demand, proceeding, investigation or claim by any third party (including, without limitation, governmental agencies) against any Indemnified Person that, if successful, would give rise to or evidence the existence of or relate to a breach of any of the representations, warranties or covenants of the Company; and

               (iv) any action, demand, proceeding, investigation or claim by any third party (including, without limitation, governmental agencies) against any Indemnified Person relating to or arising from Environmental Laws (including without limitation relating to or arising from any Hazardous Material regarding the Company or its Subsidiaries and relating to the Company or its Subsidiaries or any predecessor thereto or any of the operators, properties or assets of any of them). THE COVENANTS AND INDEMNITIES CONTAINED IN THIS SECTION 16.5(a) SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, BUT EXCLUDING ALL INDEMNITY MATTERS ARISING BY REASON OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF ANY INDEMNIFIED PARTY; AND, PROVIDED, HOWEVER, NO RELEASE, WAIVER, DEFENSE OR INDEMNITY SHALL BE AFFORDED UNDER THIS SECTION 16.5(a) IN RESPECT OF ANY PROPERTY FOR ANY OCCURRENCE ARISING FROM THE ACTS OR OMISSIONS OF THE COLLATERAL AGENT AND/OR THE HOLDERS OR THEIR AGENTS OR REPRESENTATIVES DURING THE PERIOD AFTER WHICH SUCH PERSON, ITS SUCCESSORS OR ASSIGNS, OR ITS AGENTS OR REPRESENTATIVES, SHALL HAVE OBTAINED OWNERSHIP, OPERATION OR POSSESSION OF SUCH PROPERTY (WHETHER BY FORECLOSURE OR DEED IN LIEU OF FORECLOSURE, AS MORTGAGEE-IN-POSSESSION OR OTHERWISE). ANY CLAIMS UNDER THIS SECTION 16.5(a) SHALL BE SUBJECT TO SECTION 16.5(b).

          (b) Notwithstanding the foregoing, and subject to the following part of this sentence, upon judicial determination, which is final and no longer appealable, that the act or omission giving rise to the indemnification hereinabove provided resulted primarily out of or was based primarily upon the Indemnified Person's gross negligence, fraud or willful misconduct (unless such action was based upon the Indemnified Person's reliance in good faith upon any of the representations, warranties, covenants or promises made by the Company in the Documents) by the Indemnified Person, the Company shall not be responsible for any Losses sought to be indemnified in connection therewith, and the Company shall be entitled to recover from the Indemnified Person all amounts previously paid in full or partial satisfaction of such indemnity with interest thereon at the rate of interest borne by the Notes, together with all costs and expenses of the Company reasonably incurred in effecting such recovery, if any.

          (c) All indemnification rights hereunder shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby without limit, regardless of any investigation, inquiry or examination made for or on behalf of, or any knowledge of the Holders and/or any of the Indemnified Persons or the acceptance by the Holders of any certificate or opinion.

          (d) The indemnity obligations that the Company have under this Section
     16.5 shall be in addition to any liability that the Company may otherwise have. The Company further agrees that the indemnification commitment set forth in this Agreement shall apply whether or not the Indemnified Person is a formal party to any such lawsuits, claims or other proceedings.

          (e) Any indemnification of the Holders or any other Indemnified Person by the Company pursuant to this Section 16.5 shall be effected by wire transfer of immediately available funds from the Company to an account designated by the Holders or any other Indemnified Person within fifteen
     (15) days after the determination thereof.

     16.6. Third Party Claims.

          (a) If any claim (a "Third Party Claim") is asserted against an Indemnified Person and such Indemnified Person intends to seek indemnification hereunder from the Company (the "Indemnifying Person"), then such Indemnified Person shall give notice of the Third Party Claim to the Indemnifying Person as soon as practicable after the Indemnified Person has reason to believe that the Indemnifying Person will have an indemnification obligation with respect to such Third Party Claim and shall provide the Indemnifying Person with all papers served with respect to such Third Party Claim. Such notice shall describe in reasonable detail, to the extent known, the nature of the Third Party Claim, an estimate of the amount of damages attributable to the Third Party Claim and the basis of the Indemnified Person's request for indemnification under this Agreement. The failure of the Indemnified Person to so notify the Indemnifying Person of the Third Party Claim shall not relieve the Indemnifying Person from any duty to indemnify hereunder unless and to the extent that the Indemnifying Person demonstrates that the failure of the Indemnified Person to promptly notify it of such Third Party Claim prejudiced its ability to defend such Third Party Claim; provided, that the failure of the Indemnified Person to notify the Indemnifying Person shall not relieve the Indemnifying Person from any liability which it may have to the Indemnified Person otherwise than under this Agreement. Thereafter, the Indemnified Person shall deliver to the Indemnifying Person, within five business days after the Indemnified Person's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Person relating to the Third Party Claim.

          (b) The Indemnifying Person shall have the right to participate in, or assume control of, and the Indemnifying Person's insurance carrier shall have the right to participate in, the defense of the Third Party Claim at its own expense by giving prompt written notice to the Indemnified Person, using counsel of its choice reasonably acceptable to the Indemnified Person. If it elects to assume control of the defense of such Third Party Claim, the Indemnifying Person shall defend such Third Party Claim by promptly and vigorously prosecuting all appropriate proceedings to a final conclusion or settlement. After notice from the Indemnifying Person to the Indemnified Person of its election to assume the defense of such Third Party Claim, the Indemnified Person shall have the right to participate in the defense of the Third Party Claim using counsel of its choice, but the Indemnifying Person shall not be liable to the Indemnified Person hereunder for any legal or other expenses subsequently incurred by the Indemnified Person in connection with its participation in the defense thereof unless (i) the employment thereof has been specifically authorized in writing by the Indemnifying Person, (ii) the Indemnifying Person fails to assume the defense or diligently prosecute the Third Party Claim or (iii) there shall exist or develop a conflict that would ethically prohibit counsel to the Indemnifying Person from representing the
     Indemnified Person. If requested by the Indemnifying Person, the Indemnified Person agrees to cooperate with the Indemnifying Person and its counsel in contesting any Third Party Claim that the Indemnifying Person elects to contest, including the making of any related counterclaim against the Third Party asserting the Third Party Claim or any cross-complaint against any Person, in each case only if and to the extent that any such counterclaim or cross-complaint arises from the same actions or facts giving rise to the Third Party Claim. The Indemnifying Person shall have the right, acting in good faith and with due regard to the interests of the Indemnified Person, to control all decisions regarding the handling of the defense without the consent of the Indemnified Person, but shall not have the right to admit liability with respect to, or compromise, settle or discharge any Third Party Claim or consent to the entry of any judgment with respect to such Third Party Claim without the consent of the Indemnified Person, which consent shall not be unreasonably withheld, unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability and obligations arising out of such Third Party Claim and which would not otherwise adversely affect the Indemnified Person.

          (c) If the Indemnifying Person fails to assume the defense of a Third Party Claim within thirty (30) days after receipt of written notice of the Third Party Claim, then the Indemnified Person shall have the right to defend the Third Party Claim by promptly and vigorously prosecuting all appropriate proceedings to a final conclusion or settlement. The Indemnifying Person shall have the right to participate in the defense of the Third Party Claim using counsel of its choice, but the Indemnified Person shall not be liable to the Indemnifying Person hereunder for any legal or other expenses incurred by the Indemnifying Person in connection with its participation in the defense thereof. If requested by the Indemnified Person, the Indemnifying Person agrees to cooperate with the Indemnified Person and its counsel in contesting any Third Party Claim that the Indemnified Person elects to contest, including the making of any related counterclaim against the Third Party asserting the Third Party Claim or any cross-complaint against any Person, in each case only if and to the extent that any such counterclaim or cross-complaint arises from the same actions or facts giving rise to the Third Party Claim. The Indemnified Person shall have the right, acting in good faith and with due regard to the interests of the Indemnifying Person, to control all decisions regarding the handling of the defense without the consent of the Indemnifying Person, but shall not have the right to compromise or settle any Third Party Claim or consent to the entry of any judgment with respect to such Third Party Claim without the consent of the Indemnifying Person, which consent shall not be unreasonably withheld, unless such settlement, compromise or consent includes an unconditional release of the Indemnifying Person from all liability and obligations arising out of such Third Party Claim.

     16.7. Governing Law.

          (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER IN THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          (b) THE PARTIES TO THIS AGREEMENT AGREE THAT JURISDICTION AND VENUE IN ANY ACTION BROUGHT BY ANY PARTY HERETO PURSUANT TO THIS AGREEMENT SHALL LIE IN ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF NEW YORK. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY WITH RESPECT TO SUCH ACTION. THE PARTIES HERETO IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVE ANY OBJECTION THAT SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH ACTION.

          (c) THE COMPANY HEREBY AGREES THAT SERVICE UPON THEM BY REGISTERED OR CERTIFIED MAIL (RETURN RECEIPT REQUESTED) SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE HOLDERS TO BRING PROCEEDINGS AGAINST THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION.

          (d) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY, THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER

     THIS AGREEMENT, THE DOCUMENTS OR ANY DOCUMENTS RELATED HERETO.

     16.8. Waivers; Amendments.

          (a) No failure or delay of the Holders in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holders hereunder are cumulative and not exclusive of any rights or remedies which they would otherwise have. No waiver of any provision of this Agreement or any other Document or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be authorized as provided in paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Company and the Majority Holders; provided that no such amendment, waiver or modification shall (i) reduce the principal amount of any Note or reduce the rate of interest thereon, without the written consent of each Holder affected thereby, (ii) postpone the scheduled date of payment of the principal amount of any Note, or any interest thereon, or reduce the amount of, waive or excuse any such payment, without the written consent of each Holder affected thereby, (iii) change Section 3.3 hereof in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Holder,
     (iv) change any of the provisions of this Section 16.8 or the definition of "Majority Holders" or any other provision hereof specifying the number or percentage of Holders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Holder or (v) increase the obligations of any Holder or otherwise disproportionately adversely affect any of the rights of any Holder under this Agreement, without the written consent of each Holder affected thereby.

     16.9. Independence of Covenants. All covenants hereunder shall be given in any jurisdiction independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

     16.10. No Fiduciary Relationship. No provision in this Agreement or in any of the other Documents and no course of dealing between the parties shall be deemed to create any fiduciary duty by the Holders to the Company other than any fiduciary duty any Holder may have as a member of the Board of the Company.

     16.11. No Duty. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by the Purchasers shall have the right to act exclusively in the interest of the Purchasers and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Company or any of it's shareholders or any other Person.

     16.12. Construction. The Company and the Purchasers acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Documents with its legal counsel and that this Agreement and the other Documents shall be construed as if jointly drafted by the Purchasers and the Company.

     16.13. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any Applicable Law in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, and such invalid, void or otherwise unenforceable provisions shall be null and void. It is the intent of the parties, however, that any invalid, void or otherwise unenforceable provisions be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable to the fullest extent permitted by Applicable Law.

     16.14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

     16.15. Confidentiality.

          (a) For the purposes of this Section 16.15, "Confidential Information" means information delivered to any Holder by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement and the other Documents (including, without limitation, any information regarding the transactions contemplated hereby provided prior to the Closing Date) that is identified as confidential or should reasonably be known to be confidential, provided that such term does not include information that (i) was publicly known or otherwise known to such Holder prior to the time of such disclosure, (ii) subsequently becomes publicly known through no act or omission by any Holder or any Person acting on its behalf, or (iii) otherwise becomes known to any Holder other than through disclosure by the Company or any Subsidiary.

          (b) Subject to Section 16.15(e), each Holder will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Holder in good faith to protect confidential information of third parties delivered to such Holder, provided that such Holder may deliver or disclose Confidential Information to the following Persons as to whom the Holder remains responsible for their maintenance of confidentiality to the extent required herein (other than the Persons described in clauses (iii), (vi) and (vii)), (i) its directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by the Notes), (ii) its financial advisors and other professional advisors who are made aware of the confidential nature of such information, (iii) any other holder of Notes, (iv) any eligible Person to which any Holder sells or offers to sell Notes or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 16.15), (v) any Person from which such Holder offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 16.15), (vi) any federal or state regulatory authority having jurisdiction over such Holder, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about its investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Holder, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Holder is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Holder may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Notes and this Agreement.

          (c) Each Holder, by its acceptance of Notes, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section
     16.15 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any Holder of information required to be delivered to such Holder under this Agreement or requested by such Holder (other than a Holder that is a party to this Agreement or its nominee) such Holder will enter into an agreement with the Company embodying the provisions of this Section 16.15.

          (d) Notwithstanding anything to the contrary herein or in any other Document and unless otherwise requested by written notice of a Holder to the Company, the Company shall have no obligation to deliver any Confidential Information to any Holder.

          (e) If at any time after the Closing Date:

               (i) any Confidential Information not otherwise disclosed to such Holder prior to the Closing Date that is material and non-public regarding the Company or any of its Subsidiaries is delivered to a Holder by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement prior to delivery of the written notice specified in Section 16.15(d);

               (ii) at such time (A) such Holder,  together with its Affiliates,
          is  the   holder   of   Registrable   Securities   representing   five
          one-hundredths  of one  percent

          (0.05%) or more of the outstanding Common Stock of the Company; or (B) the Issue Date related to any Significant Stock Payment Notice issued to such Holder has not occurred; and

               (iii)  such  Holder  delivers   written  notice  to  the  Company
          indicating  that  an  Applicable   Period  has  begun  (a  "Disclosure
          Notice"),

          then as of the end of the Applicable Period set forth in such Disclosure Notice (or such earlier date as the Company shall have complied with clause (x) of this Section 16.15(e)(iii)) (unless such Confidential Information is no longer material, or is no longer Confidential Information):

               (x) the Company shall be obligated to disclose such Confidential Information in a manner compliant with Regulation FD of the Exchange Act and in sufficient detail such that such Holder shall not be restricted from trading the securities of the Company under the U.S. or any state securities laws due to its knowledge of such Confidential Information;

               (y)  the  obligations  to  keep  such  Confidential   Information
          confidential and not trade while in possession of such information of such Holder under Section 16.15(b) shall terminate; and

               (z) to the extent the Company shall not have complied with clause
          (x) of this Section 16.15(e)(iii) prior to the end of the Applicable Period, such Holder, without liability, risk or obligation to the Company or any of its Subsidiaries, may (following consultation with the Company, to the extent possible) disclose such Confidential Information in a manner compliant with Regulation FD of the Exchange Act but only in such detail such that such Holder shall not be restricted from trading the securities of the Company under the U.S. or any state securities laws due to its knowledge of such Confidential Information.

               (f) For purposes of this Section 16.15, "Applicable Period" means, as of the date any Holder receives Confidential Information prior to delivery of the written notice specified in Section 16.15(d) with respect to such Confidential Information, the period specified in the table below opposite the percentage ownership of the outstanding shares of Common Stock of the Company represented by the aggregate number of Registrable Securities issued to such Holder and its Affiliates during the period of thirty (30) consecutive Trading Days immediately preceding but excluding such date plus the aggregate number of shares of Registrable Securities to be issued pursuant to any Significant Stock Payment Notice then in effect:

                      ------------------------------------- ----------------------------------
                              Percentage Ownership                  Applicable Period
                      ------------------------------------- ----------------------------------
                      ------------------------------------- ----------------------------------
                        More than 0.05% but less than or        Twelve (12) Trading Days
                                 equal to .75%
                      ------------------------------------- ----------------------------------
                      ------------------------------------- ----------------------------------
                        More than .75% but less than or           Five (5) Trading Days
                                 equal to 1.5%
                      ------------------------------------- ----------------------------------

                                       82

                      ------------------------------------- ----------------------------------
                                 More than 1.5%                  Three (3) Trading Days
                      ------------------------------------- ----------------------------------

The Trading Days included in any Applicable Period during which any Holder is not permitted to sell Registrable Securities shall be included in the determination of whether an "Event" has occurred as such term is defined in and to the extent provided by the Registration Rights Agreement and to the extent such Trading Days include Trading Days that would otherwise be included in any Measurement Period, such Trading Days shall be excluded for such Measurement Period as if such Trading Days were not Trading Days (it being understood that such Measurement Period shall be extended so that the Measurement Period is the full applicable period of Trading Days), and the date for any payment relating to such Measurement Period shall be extended for the number of days equal to the Trading Days excluded from the Measurement Period.

     16.16. Press Release. The Company shall consult with Purchasers prior to issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby, and shall not issue any such press release or otherwise make any such public statement without the prior consent of the Purchaser and its investment advisor. The Company shall not publicly disclose the name of the Purchaser or its investment advisor, or include the name of Purchaser or its investment advisor in any filing with the Commission, any regulatory agency, or trading market, without the prior written consent of the Purchaser and its investment advisor.

     16.17. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     16.18. Entire Agreement. This Agreement and the agreements and documents referred to herein contain the entire agreement of the parties and supersede any and all prior agreements among the parties with respect to the subject matter hereof (including, without limitation, any term sheets or commitment letters). Notwithstanding the foregoing, nothing herein shall prohibit the matters set forth in, and actions of the Company and its Subsidiaries permitted by (i) the Consent Relating to the Amended and Restated Credit Agreement dated as of June 20, 2003 by and among the Company, CCBM and the Senior Lender as in effect on the date hereof and (ii) the Consent dated as of June 7, 2004 by and among the Company, CCBM and the Senior Lender as in effect on the date hereof but subject to the limitations contained in Section 7.5(c).

                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    COMPANY:

                                    CARRIZO OIL & GAS, INC.


                                    By: /s/ PAUL F. BOLING
                                        -------------------
                                        Name: Paul F. Boling
                                        Title:   Vice President and
                                                 Chief Financial Officer

                                    14701 St. Mary's Lane, Suite 800
                                    Houston, Texas  77079
                                    Attention:  Paul F. Boling
                                    Telephone:  (281) 496-1352
                                    Facsimile:  (281) 496-1251

                                    PCRL INVESTMENTS L.P.,
                                    as Collateral Agent and as a Purchaser


                                    By: /s/ WILLIAM E. ROSE
                                        --------------------
                                    Name: William E. Rose
                                    Title:   Authorized Signatory


                                    PCRL Investments L.P.
                                    c/o HBK Investments L.P.
                                    350 Park Avenue 19th Floor
                                    New York, New York  10022
                                    Attention:  Ken Hirsh
                                    Facsimile:  (212) 446-1941

                                    With a copy to:

                                    HBK Investments L.P.
                                    300 Crescent Court, Suite 700
                                    Dallas, Texas  75201
                                    Attention:  Legal Department
                                    Facsimile:  (214) 979-1207

                                     ANNEX A

                         CALCULATION OF INVESTMENT BASE

JULY 1, 2004 INVESTMENT BASE ESTIMATE

                                                         Non-
                                            PDP       Conforming         BP           PUD           SI          TOTAL
PV10 - Oil at $[ ] Bbl 1                      7,271              0         4,228        1,529             0
PV10 - Gas at $[ ] Mcf                       25,010              0        14,541        5,258             0
                                         --------------------------------------------------------------------------------
  Total PV10                               $ 32,281             $0      $ 18,769      $ 6,787            $0     $ 57,837
                                         --------------------------------------------------------------------------------


Total Reserves (exc Camp Hill) 2             32,282              0        18,768        6,786             0       57,836
Current Hedges                                1,508                                                                1,508
NEW Hedges                                    1,514                                                                1,514
                                         --------------------------------------------------------------------------------
  TOTAL PV10                                 35,304             $0      $ 18,768      $ 6,786            $0     $ 60,858
                                         --------------------------------------------------------------------------------


Initial Risking %                              100%            60%           75%          50%           75%
Risked Reserves                              35,304              0        14,076        3,393             0


Maximum Non-producing                                                Cap Non-producing at 1/3 of Total
                                                                     ---------------------------------
  Cap                                        35,304                       18,187                                  53,491
  Actual                                                                  17,469


Adj Risked Reserves                          35,304              0        14,076        3,393             0       52,773
  Additiona Risking %                           70%            70%           30%          30%           30%
Est. Borrowing Capacity                     $24,713             $0        $4,223       $1,018            $0      $29,954
Net Risking                                   70.0%          42.0%         22.5%        15.0%         22.5%

                                                                                INTERNAL SUMMARY-
                                                                                7.1.04 (above)                    29,954
                                                                                July Amortization (est)            2,015
                                                                                8.1.04 Internal Est.              27,939

                                                                                INVESTMENT BASE-
                                                                                8.1.04                            28,000

1 The prices for Oil and Gas shall be the average price then being used in the determination of the loan value of Oil and Gas Properties by three commercial money center banks reasonably acceptable to the Company and the Majority Holders, that are actively engaged in the business of making loans and extending credit secured by Oil and Gas Properties.

2 The Oil and Gas Properties located in the Camp Hill Field in East Texas shall be excluded from the calculation of Total Reserves unless such Oil and Gas Properties have been included in the determination of the Borrowing Base.

                                    EXHIBIT A


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR APPLICABLE STATE BLUE SKY LAWS. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE NOTE PURCHASE AGREEMENT, DATED AS OF OCTOBER [__], 2004, BY AND AMONG THE ISSUER HEREOF, THE HOLDERS AND PCRL INVESTMENTS L.P., AS COLLATERAL
AGENT  FOR  THE  HOLDERS  ("PURCHASE  AGREEMENT"),  AND  NO  TRANSFER  OF  THESE
SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, THE ISSUER HEREOF HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE ISSUER HEREOF.

THIS NOTE IS SUBJECT TO THE PROVISIONS OF THE SUBORDINATION AGREEMENT, DATED AS OF OCTOBER [__], 2004, AMONG PCRL INVESTMENTS L.P., IN ITS CAPACITY AS PURCHASER AND AS COLLATERAL AGENT FOR THE HOLDERS PURSUANT TO THE PURCHASE AGREEMENT, HIBERNIA NATIONAL BANK, IN ITS CAPACITY AS ADMINISTRATIVE AGENT FOR THE FINANCIAL INSTITUTIONS PARTY TO THE SENIOR CREDIT AGREEMENT (AS DEFINED IN THE SUBORDINATION AGREEMENT) AND COMPANY (THE "SUBORDINATION AGREEMENT"). EACH HOLDER OF THIS PROMISSORY NOTE SHALL BE DEEMED, BY VIRTUE OF SUCH HOLDER'S ACQUISITION OF THIS PROMISSORY NOTE, TO HAVE AGREED TO PERFORM AND OBSERVE ALL OF THE TERMS, COVENANTS, AND CONDITIONS TO BE PERFORMED OR OBSERVED BY THE SUBORDINATED LENDER UNDER (AND AS DEFINED IN) THE SUBORDINATION AGREEMENT.


           10% SENIOR SUBORDINATED SECURED NOTE DUE DECEMBER 15, 2008


No.  [__]
U.S. [________________]                                     Dated:  October [__]

     FOR VALUE RECEIVED, the undersigned, CARRIZO OIL & GAS, INC., a Texas corporation (the "Company"), HEREBY PROMISES TO PAY to the order of [____________________________] (the "Holder") or its successors or assigns the principal sum of [______________________________________] and [____]/100 United States
Dollars ([__________________]) or such greater or lesser principal amount of this Note then outstanding, on December 15, 2008 (the "Maturity Date"), with interest (calculated on the basis of a year of 360 days, consisting of twelve, 30-day months) (a) on the unpaid principal amount hereof at the rate of 10% per annum from [the date of initial issuance], payable quarterly in arrears each March 5, June 5, September 5 and December 5 (each a "Payment Date"), commencing [March 5, 2005 or if issued on or after March 5, 2005, the first Payment Date after issuance], until the principal hereof shall have become due and payable, and (b) on the unpaid balance hereof at a rate of 12% per annum upon the occurrence and during the continuance of an Event of Default as defined in the Purchase Agreement referred to below.

     Except as otherwise provided in Sections 3.3, 3.5 and 3.6 of the Purchase Agreement referred to below, payments of principal of, interest on and premium, if any, with respect to this Note are to be made in lawful money of the United States of America, by wire transfer of immediately available funds, to such account as the holder of this Note shall have specified by written notice to the Company from time to time; provided that notwithstanding the foregoing, on each Payment Date occurring on or before June 5, 2007, the Company may defer fifty percent (50%) of the interest due on such Payment Date and such deferred interest shall become a part of the principal due hereunder as of the Payment Date such interest became due, shall earn interest as provided hereunder and shall be due and payable on the Maturity Date unless the maturity of the amounts due hereunder are accelerated pursuant to the terms of this Agreement.

     This Note is one of the Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of October 29, 2004 (as it may be amended, supplemented or otherwise modified from time to time, being the "Purchase Agreement"), by and among the Company, the Purchasers and PCRL Investments L.P., as Collateral Agent. Each holder of' this Note will be deemed, by its acceptance hereof, (i) to have made the representations set forth in
Article XIII of the Purchase Agreement; (ii) to have agreed to be bound by the subordination provisions set forth in Article XIV of the Purchase Agreement; and
(iii) to have agreed to be bound by the confidentiality  provisions set forth in
Section 16.15 of the Purchase Agreement.

     This Note is a registered Note and, as provided in the Purchase Agreement, upon surrender of this Note for registration of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, and compliance with other provisions of the Purchase Agreement, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Purchase Agreement, but not otherwise.

     If an Event of Default, under and as defined in the Purchase Agreement, occurs and is continuing, the entire unpaid principal of this Note, together with accrued interest thereon, may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Purchase Agreement.

     Demand, presentment, protest and notice of non-payment and protest are hereby waived by the Company.

     This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     All capitalized terms used but not defined herein have the meanings ascribed to them in the Purchase Agreement referred to above.

     IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized officer as of the date first set forth above.

                                    CARRIZO OIL & GAS, INC.



                                    By:
                                    Name:
                                          Its: ________________________________

                                    GUARANTY

     For value received, CCBM, INC., a Texas corporation, pursuant to that certain Commercial Guaranty dated October 29, 2004, hereby unconditionally guarantees to the Holder of the Note upon which this Guaranty is endorsed (a) the due and punctual payment, on a limited and subordinated basis as set forth in Article XIV of the Purchase Agreement pursuant to which such Note and this Guaranty were issued, of the principal of, premium (if any) and interest on such Note when and as the same shall become due and payable for any reason according to the terms of such Note and Article IX of the Purchase Agreement, and (b) that all other obligations of the Company under the Agreement or the Notes will be promptly paid in full or performed in accordance with the terms of the Agreement and the Notes.



                                    CCBM, INC.


                                    By:
                                       ---------------------------------
                                    Name:
                                    Title:

                                    EXHIBIT B

                            CERTIFICATE ACCOMPANYING
                              FINANCIAL STATEMENTS
                              --------------------

     Reference is made to that certain Note Purchase Agreement dated as of October ___, 2004 (as from time to time amended, the "Agreement"), by and among Carrizo Oil & Gas, Inc., a Texas corporation ("Company"), PCRL Investments L.P., as Collateral Agent, and certain holders party thereto ("Holders"). Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

     This Certificate is furnished pursuant to Section 6.1(c) of the Agreement. Together herewith Company is furnishing to the Collateral Agent and each Holder Company's *[audited/unaudited] financial statements (the "Financial Statements") as at ____________ (the "Reporting Date"). Company hereby represents, warrants, and acknowledges to Collateral Agent and each Holder that:

     (i) the officer of Company signing this instrument is the duly elected, qualified and acting ____________ of Company and as such is Company's Chief Financial Officer;

     (ii) the Financial Statements are accurate and complete and satisfy the requirements of the Agreement;

     (iii) attached hereto is a schedule of calculations showing compliance as of the Reporting Date with the requirements of Section [____ or ____] of the Agreement *[non-compliance as of such date with the requirements of Section [____ or ____ of the Agreement];

     (iv) on the Reporting Date Company was, and on the date hereof Company is, in full compliance with the disclosure requirements of Section [____] of the Agreement, and no Default otherwise existed on the Reporting Date or otherwise exists on the date of this instrument *[except for Default(s) under Section(s) ____________ of the Agreement, which *[is/are] more fully described on a schedule attached hereto].

     *[Unless otherwise disclosed on a schedule attached hereto,] The representations and warranties of Company set forth in the Agreement and the other Documents are true and correct on and as of the date hereof (except to the extent that such representations and warranties were made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Majority holders and the Collateral Agent), with the same effect as though such representations and warranties had been made on and as of the date hereof.

     The officer of Company signing this instrument hereby certifies that he/she has reviewed the Documents and the Financial Statements and has otherwise undertaken such inquiry as is in his opinion necessary to enable him to express an informed opinion with respect to the above representations, warranties and acknowledgments of Company and, to the best of his knowledge, such representations, warranties, and acknowledgments are true, correct and complete.

     IN WITNESS WHEREOF, this instrument is executed as of ____________, 20__.


                                    CARRIZO OIL & GAS, INC.


                                    By:
                                       ------------------------------
                                       Name:
                                       Title:

                                    EXHIBIT C

                          CERTIFICATE OF EFFECTIVENESS


     This Certificate of Effectiveness (this "Certificate") is executed as of the [____] day of October, 2004, by and between Carrizo Oil & Gas, Inc., a Texas corporation (the "Company") and PCRL Investments L.P., as the Collateral Agent ("Collateral Agent") for the Holders under and as defined in that certain Note Purchase Agreement (the "Agreement"), dated as of October [__], 2004 by and among the Company, the Collateral Agent and the Holders named therein. This Certificate is executed pursuant to Section 4.2 of the Agreement and is the "Certificate of Effectiveness" therein referenced. Unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Agreement. The Company and the Collateral Agent on behalf of itself and the Holders hereby acknowledge and agree as follows:

     1. Company has satisfied each condition precedent to the effectiveness of the Agreement contained in Section 4.1 of the Agreement.

     2. This Agreement is effective as of the date hereof.

                                    PCRL INVESTMENTS L.P.,
                                    as the Collateral Agent for the Holders


                                    By:
                                       ---------------------------------
                                    Name:
                                    Title:


                                    CARRIZO OIL & GAS, INC.,
                                    as the Company


                                    By:
                                       ----------------------------------
                                    Name:
                                    Title:

                                    EXHIBIT D

                        FORM OF COMPANY'S COUNSEL OPINION

                                    EXHIBIT E

                  FORM OF SUBORDINATED NOTE AGREEMENT AMENDMENT

                                    EXHIBIT F

                    FORM OF SENIOR CREDIT AGREEMENT AMENDMENT

                                    EXHIBIT G

                      FORM OF REGISTRATION RIGHTS AGREEMENT